Exhibit 10.15

LIMITED LIABILITY COMPANY RESOLUTION TO BORROW / GRANT COLLATERAL

Principal	Loan Date	Maturity	Loan No	Call / Coll	Account	Officer	Initials
$16,540,000.00	06-30-2020	06-30-2025	71148992				

References in the boxes above are for Lender's use only and do not limit the applicability of this document to any particular loan or item.

Any item above containing "***" has been omitted due to text length limitations.

Company: GLOBAL WELLS INVESTMENT GROUP LLC, A TEXAS LIMITED LIABILITY COMPANY
6185 KIMBALL AVENUE
CHINO, CA 91708

Lender: HANMI BANK
CORPORATE BANKING CENTER I
933 S. VERMONT AVE., 2ND FLOOR
LOS ANGELES, CA 90006

WE, THE UNDERSIGNED, DO HEREBY CERTIFY THAT:

THE COMPANY'S EXISTENCE. The complete and correct name of the Company is GLOBAL WELLS INVESTMENT GROUP LLC, A TEXAS LIMITED LIABILITY COMPANY ("Company") and duly authorized to conduct business in the State of New Jersey. The Company is a limited liability company which is, and at all times shall be, duly organized, validly existing, and in good standing under and by virtue of the laws of the State of Texas. The Company is duly authorized to transact business in all other states in which the Company is doing business, having obtained all necessary filings, governmental licenses and approvals for each state in which the Company is doing business. Specifically, the Company is, and at all times shall be, duly qualified as a foreign limited liability company in all states in which the failure to so qualify would have a material adverse effect on its business or financial condition. The Company has the full power and authority to own its properties and to transact the business in which it is presently engaged or presently proposes to engage. The Company maintains an office at 6185 KIMBALL AVENUE, CHINO, CA 91708. Unless the Company has designated otherwise in writing, the principal office is the office at which the Company keeps its books and records. The Company will notify Lender prior to any change in the location of the Company's state of organization or any change in the Company's name. The Company shall do all things necessary to preserve and to keep in full force and effect its existence, rights and privileges, and shall comply with all regulations, rules, ordinances, statutes, orders and decrees of any governmental or quasi-governmental authority or court applicable to the Company and the Company's business activities.

RESOLUTIONS ADOPTED. At a meeting of the members of the Company, duly called and held on **June 30, 2020**, at which a quorum was present and voting, or by other duly authorized action in lieu of a meeting, the resolutions set forth in this Resolution were adopted.

MEMBERS. The following named persons and entities are members of GLOBAL WELLS INVESTMENT GROUP LLC, A TEXAS LIMITED LIABILITY COMPANY:

NAMES	TITLES	AUTHORIZED	ACTUAL SIGNATURES

AGENTS. The agents of the Company are:

NAMES	TITLES	AUTHORIZED	ACTUAL SIGNATURES
ALAN YU	Manager	Y	X
MARVIN CHENG	Manager	Y	X

ACTIONS AUTHORIZED. Any two (2) of the authorized persons listed above may enter into any agreements of any nature with Lender, and those agreements will bind the Company. Specifically, but without limitation, any two (2) of such authorized persons are authorized, empowered, and directed to do the following for and on behalf of the Company:

Borrow Money. To borrow, as a cosigner or otherwise, from time to time from Lender, on such terms as may be agreed upon between the Company and Lender, such sum or sums of money as in their judgment should be borrowed, without limitation.

Execute Notes. To execute and deliver to Lender the promissory note or notes, or other evidence of the Company's credit accommodations, on Lender's forms, at such rates of interest and on such terms as may be agreed upon, evidencing the sums of money so borrowed or any of the Company's indebtedness to Lender, and also to execute and deliver to Lender one or more renewals, extensions, modifications, refinancings, consolidations, or substitutions for one or more of the notes, any portion of the notes, or any other evidence of credit accommodations.

Grant Security. To mortgage, pledge, transfer, endorse, hypothecate, or otherwise encumber and deliver to Lender any property now or hereafter belonging to the Company or in which the Company now or hereafter may have an interest, including without limitation all of the Company's real property and all of the Company's personal property (tangible or intangible), as security for the payment of any loans or credit accommodations so obtained, any promissory notes so executed (including any amendments to or modifications, renewals, and extensions of such promissory notes), or any other or further indebtedness of the Company to Lender at any time owing, however the same may be evidenced. Such property may be mortgaged, pledged, transferred, endorsed, hypothecated or encumbered at the time such loans are obtained or such indebtedness is incurred, or at any other time or times, and may be either in addition to or in lieu of any property theretofore mortgaged, pledged, transferred, endorsed, hypothecated or encumbered.

Execute Security Documents. To execute and deliver to Lender the forms of mortgage, deed of trust, pledge agreement, hypothecation agreement, and other security agreements and financing statements which Lender may require and which shall evidence the terms and conditions under and pursuant to which such liens and encumbrances, or any of them, are given; and also to execute and deliver to Lender any other written instruments, any chattel paper, or any other collateral, of any kind or nature, which Lender may deem necessary or proper in connection with or pertaining to the giving of the liens and encumbrances.

Negotiate Items. To draw, endorse, and discount with Lender all drafts, trade acceptances, promissory notes, or other evidences of indebtedness payable to or belonging to the Company or in which the Company may have an interest, and either to receive cash for the same or to cause such proceeds to be credited to the Company's account with Lender, or to cause such other disposition of the proceeds derived therefrom as they may deem advisable.

Further Acts. In the case of lines of credit, to designate additional or alternate individuals as being authorized to request advances under such lines, and in all cases, to do and perform such other acts and things, to pay any and all fees and costs, and to execute and deliver such other documents and agreements, **including agreements waiving the right to a trial by jury,** as the members may in their discretion deem reasonably necessary or proper in order to carry into effect the provisions of this Resolution.

ASSUMED BUSINESS NAMES. The Company has filed or recorded all documents or filings required by law relating to all assumed business names used by the Company. Excluding the name of the Company, the following is a complete list of all assumed business names under which the Company does business: **None.**

NOTICES TO LENDER. The Company will promptly notify Lender in writing at Lender's address shown above (or such other addresses as Lender may designate from time to time) prior to any (A) change in the Company's name; (B) change in the Company's assumed business name(s); (C) change in the management or in the Members of the Company; (D) change in the authorized signer(s); (E) change in the Company's principal office address; (F) change in the Company's state of organization; (G) conversion of the Company to a new or different type of business entity; or (H) change in any other aspect of the Company that directly or indirectly relates to any agreements between the Company and Lender. No change in the Company's name or state of organization will take effect until after Lender has received notice.

CERTIFICATION CONCERNING MEMBERS AND RESOLUTIONS. The members and agents named above are duly elected, appointed, or employed by or for the Company, as the case may be, and occupy the positions set opposite their respective names. This Resolution now stands of record on the books of the Company, is in full force and effect, and has not been modified or revoked in any manner whatsoever.

CONTINUING VALIDITY. Any and all acts authorized pursuant to this Resolution and performed prior to the passage of this Resolution are hereby ratified and approved. This Resolution shall be continuing, shall remain in full force and effect and Lender may rely on it until written notice of its revocation shall have been delivered to and received by Lender at Lender's address shown above (or such addresses as Lender may designate from time to time). Any such notice shall not affect any of the Company's agreements or commitments in effect at the time notice is given.

IN TESTIMONY WHEREOF, we have hereunto set our hand and attest that the signatures set opposite the names listed above are their genuine signatures.

We each have read all the provisions of this Resolution, and we each personally and on behalf of the Company certify that all statements and representations made in this Resolution are true and correct. This Limited Liability Company Resolution to Borrow / Grant Collateral is dated June 23, 2020.

CERTIFIED TO AND ATTESTED BY:

X ____________________
ALAN YU, Manager of GLOBAL WELLS INVESTMENT GROUP LLC, A TEXAS LIMITED LIABILITY COMPANY

X ____________________
MARVIN CHENG, Manager of GLOBAL WELLS INVESTMENT GROUP LLC, A TEXAS LIMITED LIABILITY COMPANY

NOTE: If the members signing this Resolution are designated by the foregoing document as one of the members authorized to act on the Company's behalf, it is advisable to have this Resolution signed by at least one non-authorized member of the Company.

LaserPro, Ver. 20.1.10.070 Copr. Finastra USA Corporation 1997, 2020. All Rights Reserved. - TX/AU F:\HOME\CFI\LPL\C15.FC TR-34223 PR-Commercial

CORPORATE RESOLUTION TO GRANT COLLATERAL / GUARANTEE

Principal	Loan Date	Maturity	Loan No	Call / Coll	Account	Officer	Initials
$16,540,000.00	06-30-2020	06-30-2025	71148992				

References in the boxes above are for Lender's use only and do not limit the applicability of this document to any particular loan or item. Any item above containing "****" has been omitted due to text length limitations.

Borrower: GLOBAL WELLS INVESTMENT GROUP LLC, A TEXAS LIMITED LIABILITY COMPANY
6185 KIMBALL AVENUE
CHINO, CA 91708

Lender: HANMI BANK
CORPORATE BANKING CENTER I
933 S. VERMONT AVE., 2ND FLOOR
LOS ANGELES, CA 90006

Corporation: LOLLICUP USA, INC., A CALIFORNIA CORPORATION
6185 KIMBALL AVENUE
CHINO, CA 91708

I, THE UNDERSIGNED, DO HEREBY CERTIFY THAT:

THE CORPORATION'S EXISTENCE. The complete and correct name of the Corporation is LOLLICUP USA, INC., A CALIFORNIA CORPORATION ("Corporation"). The Corporation is a corporation for profit which is, and at all times shall be, duly organized, validly existing, and in good standing under and by virtue of the laws of the State of California. The Corporation is duly authorized to transact business in all other states in which the Corporation is doing business, having obtained all necessary filings, governmental licenses and approvals for each state in which the Corporation is doing business. Specifically, the Corporation is, and at all times shall be, duly qualified as a foreign corporation in all states in which the failure to so qualify would have a material adverse effect on its business or financial condition. The Corporation has the full power and authority to own its properties and to transact the business in which it is presently engaged or presently proposes to engage. The Corporation maintains an office at 6185 KIMBALL AVENUE, CHINO, CA 91708. Unless the Corporation has designated otherwise in writing, the principal office is the office at which the Corporation keeps its books and records. The Corporation will notify Lender prior to any change in the location of the Corporation's state of organization or any change in the Corporation's name. The Corporation shall do all things necessary to preserve and to keep in full force and effect its existence, rights and privileges, and shall comply with all regulations, rules, ordinances, statutes, orders and decrees of any governmental or quasi-governmental authority or court applicable to the Corporation and the Corporation's business activities.

RESOLUTIONS ADOPTED. At a meeting of the Directors of the Corporation, or if the Corporation is a close corporation having no Board of Directors then at a meeting of the Corporation's shareholders, duly called and held on **June 30, 2020**, at which a quorum was present and voting, or by other duly authorized action in lieu of a meeting, the resolutions set forth in this Resolution were adopted.

OFFICERS. The following named persons are officers of LOLLICUP USA, INC., A CALIFORNIA CORPORATION:

NAMES	TITLES	AUTHORIZED	ACTUAL SIGNATURES
ALAN YU	President	Y	X
MARVIN CHENG	Secretary	Y	X

ACTIONS AUTHORIZED. Any two (2) of the authorized persons listed above may enter into any agreements of any nature with Lender, and those agreements will bind the Corporation. Specifically, but without limitation, any two (2) of such authorized persons are authorized, empowered, and directed to do the following for and on behalf of the Corporation:

Guaranty. To guarantee or act as surety for loans or other financial accommodations to Borrower from Lender on such guarantee or surety terms as may be agreed upon between the officers of the Corporation and Lender and in such sum or sums of money as in their judgment should be guaranteed or assured, without limit (the "Guaranty").

Grant Security. To mortgage, pledge, transfer, endorse, hypothecate, or otherwise encumber and deliver to Lender any property now or hereafter belonging to the Corporation or in which the Corporation now or hereafter may have an interest, including without limitation all of the Corporation's real property and all of the Corporation's personal property (tangible or intangible), as security for the Guaranty, and as a security for the payment of any loans, any promissory notes, or any other or further indebtedness of GLOBAL WELLS INVESTMENT GROUP LLC, A TEXAS LIMITED LIABILITY COMPANY to Lender at any time owing, however the same may be evidenced. Such property may be mortgaged, pledged, transferred, endorsed, hypothecated or encumbered at the time such loans are obtained or such indebtedness is incurred, or at any other time or times, and may be either in addition to or in lieu of any property theretofore mortgaged, pledged, transferred, endorsed, hypothecated or encumbered. The provisions of this Resolution authorizing or relating to the pledge, mortgage, transfer, endorsement, hypothecation, granting of a security interest in, or in any way encumbering, the assets of the Corporation shall include, without limitation, doing so in order to lend collateral security for the indebtedness, now or hereafter existing, and of any nature whatsoever, of GLOBAL WELLS INVESTMENT GROUP LLC, A TEXAS LIMITED LIABILITY COMPANY to Lender. The Corporation has considered the value to itself of lending collateral in support of such indebtedness, and the Corporation represents to Lender that the Corporation is benefited by doing so.

Execute Security Documents. To execute and deliver to Lender the forms of mortgage, deed of trust, pledge agreement, hypothecation agreement, and other security agreements and financing statements which Lender may require and which shall evidence the terms and conditions under and pursuant to which such liens and encumbrances, or any of them, are given; and also to execute and deliver to Lender any other written instruments, any chattel paper, or any other collateral, of any kind or nature, which Lender may deem necessary or proper in connection with or pertaining to the giving of the liens and encumbrances. Notwithstanding the foregoing, any one of the above authorized persons may execute, deliver, or record financing statements.

Further Acts. To do and perform such other acts and things and to execute and deliver such other documents and agreements, **including agreements waiving the right to a trial by jury**, as the officers may in their discretion deem reasonably necessary or proper in order to carry into effect the provisions of this Resolution.

ASSUMED BUSINESS NAMES. The Corporation has filed or recorded all documents or filings required by law relating to all assumed business names used by the Corporation. Excluding the name of the Corporation, the following is a complete list of all assumed business names under which the Corporation does business: **None.**

NOTICES TO LENDER. The Corporation will promptly notify Lender in writing at Lender's address shown above (or such other addresses as Lender may designate from time to time) prior to any (A) change in the Corporation's name; (B) change in the Corporation's assumed

CORPORATE RESOLUTION TO GRANT COLLATERAL I GUARANTEE Loan No: 71148992 (Continued) Page 2 business narne(s): (C) change in the management of Hte Corpor ation: (D) change in the authorized signer(s); (E) change in the Corporation's principal office address: (F) change in the Corporation's stale of organization: (G) conversion of the Corporation to a new or different type of business entity; or (H) change in any other aspect of the Corporation that directly or indirectly relates to any agreements between the Corporalion and Lender. No change in the Corporation's name or stale of organization will take effect until after Lender has received notice. CERTIFICATION CONCERNING OFFICERS AND RESOLUTIONS. The officers named above are duly elected, appointed, or employed by or for the Corporation, as the case may be, and occupy the positions set opposite their respective names. This Resolution now stands of record on the books of the Corporation, is in full force and effect, and has not been modified or revoked in any manner whatsoever. NO CORPORATE SEAL The Corporation has no corporate seal, and therefore, no seal is affixed to this Resolution. CONTINUING VALIDITY. Any and all acts authorized pursuant to this Resolution and performed prior to the passage of this Resolution are hereby ratified and approved. This Resolutoi n shall be continuing, shall remain in full force and effect and Lender may rely on it until written notice of its revocation shall have been delivered to and received by Lender at Lender's addr ess shown above (or such addresses as Lender may designate from time to time). Any such notice shall not affect any of the Corporation's agreements or commitments in effect at the lime notice is given. IN TESTIMONY WHEREOF, I have hereunto set my hand and attest that the signatures set opposite the names listed above are their genuine signatures. I have read all the provisions of this Resolution, and I personally and on behalf of the Corporation certify that all statements and representations made In this Resolution are true and correct. This Corporate Resolution to Grant Collateral/ Guarantee is dated June 30, 2020. CERTIFIED TO AND ATTESTED BY: NOTE: If the officers signing this Resolution are designated by theloregoing document as one of the olflcers authorized lo acl on the Corporallcn's behalf, it is advisable to have this Resolution signod by at least one non·aulhonzod oHicer of Ihe Corporation.

PROMISSORY NOTE

Principal	Loan Date	Maturity	Loan No	Call / Coll	Account	Officer	Initials
$16,540,000.00	06-30-2020	06-30-2025	71148992				

References in the boxes above are for Lender's use only and do not limit the applicability of this document to any particular loan or item.

Any item above containing "***" has been omitted due to text length limitations.

Borrower: GLOBAL WELLS INVESTMENT GROUP LLC, A TEXAS LIMITED LIABILITY COMPANY
6185 KIMBALL AVENUE
CHINO, CA 91708

Lender: HANMI BANK
CORPORATE BANKING CENTER I
933 S. VERMONT AVE., 2ND FLOOR
LOS ANGELES, CA 90006

Principal Amount: $16,540,000.00 **Date of Note: June 30, 2020**

PROMISE TO PAY. GLOBAL WELLS INVESTMENT GROUP LLC, A TEXAS LIMITED LIABILITY COMPANY ("Borrower") and duly authorized to conduct business in the State of New Jersey promises to pay to HANMI BANK ("Lender"), or order, in lawful money of the United States of America, the principal amount of Sixteen Million Five Hundred Forty Thousand & 00/100 Dollars ($16,540,000.00), together with interest on the unpaid principal balance from June 30, 2020, calculated as described in the "INTEREST CALCULATION METHOD" paragraph using an interest rate of 4.500%, until paid in full, together with all applicable fees and expenses. The interest rate may change under the terms and conditions of the "INTEREST AFTER DEFAULT" section.

PAYMENT. Borrower will pay this loan in 59 regular payments of $92,548.78 each and one irregular last payment estimated at $14,639,797.23. Borrower's first payment is due July 30, 2020, and all subsequent payments are due on the same day of each month after that. Borrower's final payment will be due on June 30, 2025, and will be for all principal, accrued interest, and all other applicable fees and expenses, if any, not yet paid. Payments include principal and interest. Unless otherwise agreed or required by applicable law, payments will be applied first to any accrued unpaid interest; then to principal; then to any late charges; and then to any unpaid collection costs.

INTEREST CALCULATION METHOD. Interest on this Note is computed on a 365/360 basis; that is, by applying the ratio of the interest rate over a year of 360 days, multiplied by the outstanding principal balance, multiplied by the actual number of days the principal balance is outstanding. All interest payable under this Note is computed using this method.

RECEIPT OF PAYMENTS. All payments must be made in U.S. dollars and must be received by Lender at:

HANMI BANK
ATTN: LOAN OPERATIONS DEPARTMENT
PO BOX 70039
LOS ANGELES, CA 90070-0039

All payments must be received by Lender consistent with any written payment instructions provided by Lender.

PREPAYMENT PENALTY; MINIMUM INTEREST CHARGE. Borrower agrees that all loan fees and other prepaid finance charges are earned fully as of the date of the loan and will not be subject to refund upon early payment (whether voluntary or as a result of default), except as otherwise required by law. In any event, even upon full prepayment of this Note, Borrower understands that Lender is entitled to a **minimum interest charge of $50.00. Upon prepayment of this Note, Lender is entitled to the following prepayment penalty: If the Borrower voluntarily prepays more than 20% of the outstanding principal balance (cumulative percentage for each year) within the first 5 years from the date of this Note, a prepayment penalty based on the amount prepaid that exceeds 20% will be calculated and imposed as follows: 5% in the First year; 4% in the Second year; 3% in the Third year; 2% in the Fourth year; and 1% in the Fifth year. The prepayment penalty will be waived if the Collateral property is sold to a legitimate third party or refinanced with Lender. In the event of partial sale of the subject property, pay-down will be required. Pay-down will be determined based on the greater of (1) percentage of GBA for sale, or (2) 65% Loan to Value. Appraisal report shall be ordered at Lender's discretion at Borrower's expense.** Other than Borrower's obligation to pay any minimum interest charge and prepayment penalty, Borrower may pay all or a portion of the amount owed earlier than it is due. Early payments will not, unless agreed to by Lender in writing, relieve Borrower of Borrower's obligation to continue to make payments under the payment schedule. Rather, early payments will reduce the principal balance due and may result in Borrower's making fewer payments. Borrower agrees not to send Lender payments marked "paid in full", "without recourse", or similar language. If Borrower sends such a payment, Lender may accept it without losing any of Lender's rights under this Note, and Borrower will remain obligated to pay any further amount owed to Lender. **All written communications concerning disputed amounts, including any check or other payment instrument that indicates that the payment constitutes "payment in full" of the amount owed or that is tendered with other conditions or limitations or as full satisfaction of a disputed amount must be mailed or delivered to: HANMI BANK, LOAN OPERATIONS DEPARTMENT, 3660 WILSHIRE BLVD. PH-A LOS ANGELES, CA 90010.**

LATE CHARGE. If a payment is 10 days or more late, Borrower will be charged **5.000% of the regularly scheduled payment or $5.00, whichever is greater.** This late charge shall be paid to Lender by Borrower for the purpose of defraying the expense incident to the handling of the delinquent payment.

INTEREST AFTER DEFAULT. Upon default, at Lender's option, and if permitted by applicable law, Lender may add any unpaid accrued interest to principal and such sum will bear interest therefrom until paid at the rate provided in this Note (including any increased rate). Upon default, the interest rate on this Note shall be increased by 5.000 percentage points. However, in no event will the interest rate exceed the maximum interest rate limitations under applicable law.

DEFAULT. Each of the following shall constitute an event of default ("Event of Default") under this Note:

Payment Default. Borrower fails to make any payment when due under this Note.

Other Defaults. Borrower fails to comply with or to perform any other term. obligation, covenant or condition contained in this Note or in any of the related documents or to comply with or to perform any term, obligation, covenant or condition contained in any other agreement between Lender and Borrower. Default in Favor of Third Parties. Borrower or any Grantor defaults under any loan, extension of credit, security agreement, purchase or sales agreement, or any other agreement. in favor of any other creditor or person that may materially affect any of Borrower's property or Borrower's ability to repay this Note or perform Borrower's obligations under this Note or any of the related documents. Environmental Default. Failure of any party to comply with or perform when due any term, obligation, covenant or condition contained in any environmental agreement executed in connection with any loan. False Statements. Any warranty, representation or statement made or furnished to Lender by Borrower or on Borrower's behalf under this Note or the related dOCLiments is false or misleading in any materialrespect. either now or at the time made or furnished or becomes false or misleading at any time thereafter. Death or Insolvency. The dissolution of Borrower (regardless of whether election to continue is made). any member withdraws from Borrower. or any other termination of Borrower's existence as a going business or the death of any member, the insolvency of Borrower. the appointment of a receiver for any part of Borrower's property. any assignment for the benefit of creditors. any type of creditor workout, or the commencement of any proceeding under any bankruptcy or insolvency laws by or agains t Borrower. Creditor or Forfeiture Proceedings. Commencement of foreclosure or forfeiture proceedings. whether by judicial proceeding, self-help, repossession or any other method. by any creditor of Borrower or by any governmental agency against any collateral securing the loan. This includes a garnishment of any of Borrower's accounts. including deposit accounts. with Lender. However. this Event of Default shall not apply if there is a good faith dsi pute by Borrower as to the validity or reasonableness of the claim which is the basis of the creditor or forfeiture proceeding and if Borrower gives Lender written notice of the creditor or forfeiture proceeding and deposits with Lender monies or a surety bond for the creditor or forfeiture proceeding. in an amount determined by Lender, in its sole discretion, as being an adequate reserve or bond for the dispute. Events Affecting Guarantor. Any of the preceding events occurs with respect to any Guarantor of any of the indebtedness or any Guarantor dies or becomes incompetent, or revokes or disputes the validity of, or liabilily under, any guaranty of the indebtedness evidenced by this Note. Adverse Change. A material adverse change occurs in Borrower's financial condition, or Lender believes the prospect of payment or performance of this Note is impaired. Cure Provisions. If any default, other than a default in payment.is curable and if Borrower has not been given a notice of a breach of the same provision of this Note within the preceding twelve (12) months, it may be cured if Borrower, after Lender sends written notice to Borrower demanding cure of such default: (1) cures the default within fifteen (15) days; or (2) if the cure requires more than fifteen (15) days. immediately initiates steps which Lender deems in Lender's sole discretion to be sufficient to cure the default and thereafter continues and completes all reasonable and necessary steps sufficient to produce compliance as soon as reasonably practical. LENDER'S RIGHTS. Upon default, Lender may declare the entire unpaid principalbalance under this Note and all accrued unpaid interest immediately due. and then Borrower will pay that amount. ATTORNEYS' FEES; EXPENSES. Lender may hire or pay someone else to help collect this Note if Borrower does not pay. Borrower will pay Lender that amount. This includes, subject to any limits under applicable law. Lender's attorneys' fees and Lender's legal expenses. whether or not there is a lawsuit. including attorneys' fees. expenses for bankruptcy proceedings (including efforts to modify or vacate any automatic stay or injunction). and appeals. If not prohibited by applicable law, Borrower also will pay any court costs. in addition to all other sums provided by law. JURY WAIVER. Lender and Borrower hereby waive the right to any jury trial In any action, proceeding, or counterclaim brought by either Lender or Borrower against the other. GOVERNING LAW. This Note will be governed by federal law applicable to Lender and, to the extent not preempted by federal law, the laws of the State of New Jersey without regard to its conflicts of law provisions. This Note has been accepted by Lender in the State of New Jersey. CHOICE OF VENUE. If there is a lawsuit. Borrower agrees upon Lender's request to submit to the jurisdiction of the courts of SOMERSET County, State of New Jersey. DISHONORED ITEM FEE. Borrower will pay a fee to Lender of $25.00 if Borrower makes a payment on Borrower's loan and the check or preauthorized charge with which Borrower pays is later dishonored. COLLATERAL. Borrower acknowledges this Note is secured by the following collateral described in the security instruments listed herein: (A) an Assignment of All Rents to Lender on real property located in SOMERSET County, State of New Jersey. (B) a Mortgage dated June 30, 2020, to Lender on real property located in SOMERSET County,State of New Jersey. (C) a Commercial Security Agreement dated June 30, 2020 made and executed between LOLLICUP USA,INC.,A CALIFORNIA CORPORATION and Lender on collateral described as: inventory, chattel paper, accounts, equipment, general intangibles and fixtures. (D) a Commercial Security Agreement dated June 30, 2020 made and executed between GLOBAL WELLS INVESTMENT GROUP LLC, A TEXAS LIMITED LIABLI ITY COMPANY and Lender on collateral described as: inventory, chattel paper, accounts. equipment. general intangibles and fixtures. LENDER'S FEES. Borrower understands Lender's fees for various services are subject to change without prior notice to Borrower. CROSS-DEFAULT. THE OCCURRENCE OF ANY DEFAULT OF THE BORROWER OR CORPORATE GUARANTOR (LOLLICUP USA, INC.) IN THE PAYMENT OF ANY INDEBTEDNESS OR OBLIGATION OF THE BORROWER OR CORPORATE GUARANTOR (LOLLICUP USA, INC.) TO THE LENDER. SHALL CONSTITUTE A DEFAULT IN RESPECT OF ALL INDEBTEDNESS OF THE BORROWER TO THE LENDER. SUCH NOTE INCLUDES ANY AND ALL EXTENSIONS, RENEWALS, MODIFICATIONS, SUBSTITUTIONS, REPLACEMENTS. AND CHANGES IN FORM THEREOF. WHICH MAY BE EFFECTED BE'TWEEN THE LENDER AND THE BORROWER FROM TIME TO TIME AND FOR ANY TERM OR TERMS EFFECTED BY AGREEMENT BETWEEN THE BORROWER OR CORPORATE GUARANTOR (LOLLICUP USA. INC.) AND THE LENDER.

SUCCESSOR INTERESTS. The terms of this Note shall be binding upon Borrower, and upon Borrower's heirs, personal representatives. successors and assigns. and shall inure to the benefit of Lender and its successors and assigns. NOTIFY US OF INACCURATE INFORMATION WE REPORT TO CONSUMER REPORTING AGENCIES. Borrower may notify Lender if Lender reports any inaccurate information about Borrower's account(s) to a consumer reporting agency. Borrower's written notice describing the specific inaccuracy(ies) should be sent to Lender at the following address: HANMI BANK LOAN OPERATIONS DEPARTMENT 3660 WILSHIRE BLVD. PH-A LOS ANGELES. CA 90010. GENERAL PROVISIONS. If any part of this Note cannot be enforced, thsi fact will not affect the rest of the Note. Lender may delay or forgo enforcing any of its rights or remedies under this Note without losing them. Borrower and any other person who signs. guarantees or endorses this Nole. to the extent allowed by law. waive presentment. demand for payment, and notice of dishonor. Upon any change in the terms of this Note. and unless otherwise expressly st aled in writing, no party who signs this Note, whether as maker, guarantor. accommoda tion maker or endorser, shall be released from liability. All such parties agree that Lender may renew or extend (repeatedly and for any length of time) this loan or release any party or guarantor or collateral; or impair. fail to realize upon or perfect Lender's securHy inter est in the collateral; and take any other action deemed necessary by Lender without the consent of or notice to anyone. All such parties also agree that Lender may modify this loan without the consent of or notice to anyone other than the party with whom the modification is made. The obligations under this Note are joint and several.

PRIOR TO SIGNING THIS NOTE, BORROWER READ AND UNDERSTOOD ALL THE PROVISIONS OF THIS NOTE. BORROWER AGREES TO THE TERMS OF THE NOTE. BORROWER ACKNOWLEDGES RECEIPT OF A COMPLETED COPY OF THIS PROMISSORY NOTE. BORROWER:

COMMERCIAL SECURITY AGREEMENT

Principal	Loan Date	Maturity	Loan No	Call / Coll	Account	Officer	Initials
$16,540,000.00	06-30-2020	06-30-2025	71148992				

References in the boxes above are for Lender's use only and do not limit the applicability of this document to any particular loan or item.

Any item above containing "***" has been omitted due to text length limitations.

Grantor: GLOBAL WELLS INVESTMENT GROUP LLC, A TEXAS LIMITED LIABILITY COMPANY
6185 KIMBALL AVENUE
CHINO, CA 91708

Lender: HANMI BANK
CORPORATE BANKING CENTER I
933 S. VERMONT AVE., 2ND FLOOR
LOS ANGELES, CA 90006

THIS COMMERCIAL SECURITY AGREEMENT dated June 30, 2020, is made and executed between GLOBAL WELLS INVESTMENT GROUP LLC, A TEXAS LIMITED LIABILITY COMPANY ("Grantor") and HANMI BANK ("Lender").

GRANT OF SECURITY INTEREST. For valuable consideration, Grantor grants to Lender a security interest in the Collateral to secure the Indebtedness and agrees that Lender shall have the rights stated in this Agreement with respect to the Collateral, in addition to all other rights which Lender may have by law.

COLLATERAL DESCRIPTION. The word "Collateral" as used in this Agreement means the following described property, whether now owned or hereafter acquired, whether now existing or hereafter arising, and wherever located, in which Grantor is giving to Lender a security interest for the payment of the Indebtedness and performance of all other obligations under the Note and this Agreement:

All inventory, equipment, accounts (including but not limited to all health-care-insurance receivables), chattel paper, instruments (including but not limited to all promissory notes), letter-of-credit rights, letters of credit, documents, deposit accounts, investment property, money, other rights to payment and performance, and general intangibles (including but not limited to all software and all payment intangibles); all oil, gas and other minerals before extraction; all oil, gas, other minerals and accounts constituting as-extracted collateral; all fixtures; all timber to be cut; all attachments, accessions, accessories, fittings, increases, tools, parts, repairs, supplies, and commingled goods relating to the foregoing property, and all additions, replacements of and substitutions for all or any part of the foregoing property; all insurance refunds relating to the foregoing property; all good will relating to the foregoing property; all records and data and embedded software relating to the foregoing property, and all equipment, inventory and software to utilize, create, maintain and process any such records and data on electronic media; and all supporting obligations relating to the foregoing property; all whether now existing or hereafter arising, whether now owned or hereafter acquired or whether now or hereafter subject to any rights in the foregoing property; and all products and proceeds (including but not limited to all insurance payments) of or relating to the foregoing property.

In addition, the word "Collateral" also includes all the following, whether now owned or hereafter acquired, whether now existing or hereafter arising, and wherever located:

(A) All accessions, attachments, accessories, tools, parts, supplies, replacements of and additions to any of the collateral described herein, whether added now or later.

(B) All products and produce of any of the property described in this Collateral section.

(C) All accounts, general intangibles, instruments, rents, monies, payments, and all other rights, arising out of a sale, lease, consignment or other disposition of any of the property described in this Collateral section.

(D) All proceeds (including insurance proceeds) from the sale, destruction, loss, or other disposition of any of the property described in this Collateral section, and sums due from a third party who has damaged or destroyed the Collateral or from that party's insurer, whether due to judgment, settlement or other process.

(E) All records and data relating to any of the property described in this Collateral section, whether in the form of a writing, photograph, microfilm, microfiche, or electronic media, together with all of Grantor's right, title, and interest in and to all computer software required to utilize, create, maintain, and process any such records or data on electronic media.

CROSS-COLLATERALIZATION. In addition to the Note, this Agreement secures all obligations, debts and liabilities, plus interest thereon, of Grantor to Lender, or any one or more of them, as well as all claims by Lender against Grantor or any one or more of them, whether now existing or hereafter arising, whether related or unrelated to the purpose of the Note, whether voluntary or otherwise, whether due or not due, direct or indirect, determined or undetermined, absolute or contingent, liquidated or unliquidated, whether Grantor may be liable individually or jointly with others, whether obligated as guarantor, surety, accommodation party or otherwise, and whether recovery upon such amounts may be or hereafter may become barred by any statute of limitations, and whether the obligation to repay such amounts may be or hereafter may become otherwise unenforceable. However, this Agreement shall not secure, and the "Indebtedness" shall not include, any obligations arising under Subchapters E and F of Chapter 342 of the Texas Finance Code, as amended.

FUTURE ADVANCES. In addition to the Note, this Agreement secures all future advances made by Lender to Grantor regardless of whether the advances are made a) pursuant to a commitment or b) for the same purposes.

GRANTOR'S REPRESENTATIONS AND WARRANTIES WITH RESPECT TO THE COLLATERAL. With respect to the Collateral, Grantor represents and promises to Lender that:

Perfection of Security Interest. Grantor agrees to take whatever actions are requested by Lender to perfect and continue Lender's security interest in the Collateral. Upon request of lender, Grantor will deliver to lender any and all of the documents evidencing or constituting the Collateral, and Grantor will note lender's interest upon any and all chattel paper and instruments if not delivered to lender for possession by ender. This Is a continuing Security Agreement and will continue in effect even though all or any part of the Indebtedness is paid in full and even though for a period of time Grantor may not be indebted to Lender. Notices to Lender. Grantor will promptly notify lender in writing at Lender's address shown above (or such other addresses as Lender may designate from time to time) prior to any (1) change in Grantor's name; (2) change in Grantor's assumed business name(s); (3) change in the management or in the members or managers of the limited liability company Grantor; (4) change in the authorized signer(s); (5) change in Grantor's principal office address; (6} change in Grantor's state of organization; (7) conversion of Grantor to a new or different type of business entity; or (8) change in any other aspect of Grantor that directly or indirectly relates to any agreements between Grantor and Lender. No change in Grantor's name or state of organization will take effect until after Lender has received notice. No Violation. The execution and delivery of this Agreement will not violate any law or agreement governing Gr antor or to which Grantor is a party, and lis membership agreement does not prohibit any term or condition of this Agreement. Enforceability of Collateral. To the extent the Collateral consists of accounts, chattel paper, or general intangibles, as defined by the Uniform Commercial Code, the Collateral is enforceable in accordance with its terms, is genuine, and fully complies with all applicable laws and regulations concerning form. content and manner of preparation and execution. and all persons appearing to be obligated on the Collateral have authority and capacity to contract and are in fact obligated as they appear to be on the Collater al. At the time any account becomes subject to a security interest in favor of Lender, the account shall be a good and valid account representing an undisputed, bona fide indebtedness incurred by the account debtor, for merchandise held subject to delivery instructions or previously shipped or delivered pursuant to a contract of sale, or for services previously performed by Grantor with or for the account debtor. So long as this Agreement remains in effect, Grantor shall not, without lender's prior written consent. compromise, settle, adjust, or extend payment under or with regard to any such Accounts. There shall be no setoffs or counterclaims against any of the Collateral, and no agreement shall have been made under which any deductions or discounts may be claimed concerning the Collateral except those disclosed to Lender in writing. location of the Collateral. Except in the ordinary course of Grantor's business, Grantor agrees to keep the Collateral (or to the extent the Collateral consists of intangible property such as accounts or general intangibles, the records concerning the Collateral) at Grantor's address shown above, or at the location specified in the Collateral definition in this Agreement, or at such other locations as are acceptable to Lender. Upon ender's request, Grantor will deliver to Lender in form satisfactory to Lender a schedule of real properties and Collateral locations relating to Grantor's operations. including without limitation the following: (1} all real property Grantor owns or is purchasing: (2)all real property Grantor is renting or leasing; (3) all storage facilities Grantor owns, rents, leases, or uses; and (4} all other properties where Collateral is or may be located. Removal of the Collateral. Except in the ordinary course of Grantor's business, including the sales of inventory, Grantor shall not remove the Collateral from its existing loca tion without Lender's prior written consent. To the extent that the Collateralconsists of vehicles, or other titled property, Grantor shall not take or permit any action which would require application for certificates of title for the vehicles outside the State of Texas, without Lender's prior written consent. Grantor shall, whenever requested, advise lender of the exact location of the Collateral. Transactions Involving Collateral. Except for inventory sold or accounts collected in the ordinary course of Grantor's business, or as otherwise provided for in this Agreement, Grantor shall not sell. offer to sell, or otherwise transfer or dispose of the Collateral. While Grantor is not in default under this Agreement, Grantor may sell inventory, but only in the ordinary course of its business and only to buyers who qualify as a buyer in the ordinary cour se of business. A sale in the ordinary course of Grantor's business does not include a transfer in partial or total satisfaction of a debt or any bulk sale. Grantor shall not pledge, mortgage, encumber or otherwise permit the Collateral to be subject to any lien, security interest, encumbrance. or charge, other than the security interest provided for in this Agreement, without the prior written consent of Lender. This includes security interests even if junior in right to the security interests granted under this Agreement. Unless waived by Lender, all proceeds from any disposition of the Collateral (for whatever reason) shall be held in trust for Lender and shall not be commingled with any other funds; provided however, this requirement shall not constitute consent by Lender to any sale or other disposition. Upon recepi t, Grantor shall immediately deliver any such proceeds to Lender. Title. Grantor represents and warrants to Lender that Grantor holds good and marketable title to the Collateral, free and clear of all liens and encumbrances except for the lien of this Agreement. No financing statement covering any of the Collateral is on file in any public office other than those which reflect the security interest created by this Agreement or to which Lender has specifically consented. Grantor shall defend Lender's rights in the Collateral against the claims and demands of all other persons. Repairs and Maintenance. Grantor agrees to keep and maintain, and to cause others to keep and maintain, the Collateral in good order, repair and conditoi n at all times while this Agreement remains in effect. Gr antor further agrees to pay when due all claims for work done on, or services rendered or materialfurnished in connection with the Collateral so that no lien or encumbrance may ever attach to or be filed against the Collateral. Inspection of Collateral. Lender and Lender's designated representatives and agents shall have the right at all reasonable times to examine and inspect the Collateral wherever located. Taxes, Assessments and Liens. Grantor will pay when due all taxes, assessments and liens upon the Collateral, its use or operation, upon this Agreement, upon any promissory note or notes evidencing the Indebtedness, or upon any of the other Related Documents. Grantor may withhold any such payment or may elect to contest any lien if Grantor is in good faith conducting an appropriate proceeding to contest the obligation to pay and so long as Lender's interest in the Collateral is not jeopardized in Lender's sole opinion If the Collateral is subjected to a lien which is not discharged within fifteen (15) days, Grantor shall deposit with Lender cash. a sufficient corporate surety bond or other security satisfactory to Lender in an amount adequate to provide for the discharge of the lien plus any mterest. costs. Lender's reasonable attorneys' fees or other charges that could accrue as a result of foreclosure or sale of the Collateral. In any contest Grantor shall defend itself and Lender and shall satisfy any final adverse judgment before enforcement against the Collateral. Grantor shall name Lender as an additional obligee under any surely bond furnished in the contest proceedings. Grantor further agrees to furnish Lender with evidence that such taxes, assessments, and governmental and other charges have been paid in full and in a timely manner. Grantor may withhold any such payment or may elect to contest any lien if Grantor is in good faith conducting an appropriate proceeding to contest the obligation to pay and so long as lender's interest in the Collateral is not jeopardized. Compliance with Governmental Requirements. Grantor shall comply promptly with all laws, ordinances, rules and regulations of all governmental authorities, including without limitation all environmental laws, ordinances, rules and regulations, now or hereafter in effect, applicable to the ownership, production, disposition. or use of the Collateral, including all laws or regulations relating to the undue erosion of highly-erodible land or relating to the conversion of wetlands for the production of an agricultural product or commodity. Grantor may contest in good faith any such law, ordinance or regulation and withhold compliance during any pr oceeding. including appr opriate appeals, so long as Lender's interest in the Collateral, in Lender's opin1on. is not jeopardized. Hazardous Substances. Grantor represents and warrants that the Collateral never has been, and never will be so long as this Agreement remains a lien on the Collateral, used in violation of any Environmental Laws or for the generation, manufacture, storage, transportation, treatment, disposal, release or threatened release of any Hazardous Substance. The representations and warranties contained herein are based on Grantor's due diligence in investigating the Collateral for Hazardous Substances. Grantor hereby (1) releases and waives any future claims against Lender for indemnity or contribution in the event Grantor becomes liable for cleanup or other costs under any Environmental Laws, and (2) agrees to indemnify, defend, and hold harmless Lender against any and all claims and losses resulting from a breach of this provision of this Agreement. This obligation to indemnify and defend shall survive the payment of the Indebtedness and the satisfaction of this Agreement. Maintenance of Casualty Insurance. Grantor shall procure and maintain all risks insurance, including without limitation fire, theft and liability coverage together with such other insurance as lender may require with respect to the Collateral, in form, amounts, coverages and basis reasonably acceptable to lender. Grantor, upon request of ender, will deliver to ender from time to time the policies or certificates of insurance in form satisfactory to ender, including stipulations that coverages will not be cancelled or diminished without at least ten (10) days' prior written notice to Lender and not including any disclaimer of the insurer's liability for failure to give such a notice. Each insurance policy also shall include an endorsement providing that coverage in favor of Lender will not be impaired in any way by any act, omission or default of Grantor or any other person. In connection with all policies covering assets in which Lender holds or is offered a security interest, Grantor will provide Lender with such loss payable or other endorsements as Lender may require. If Grantor at any time fails to obtain or maintain any insurance as required under this Agreement, Lender may (but shall not be obligated to) obtain such insurance as Lender deems appropriate, including if Lender so chooses "single interest insurance," which will cover only Lender's interest in the Collateral. Application of Insurance Proceeds. Grantor shall pr omptly notify Lender of any loss or damage to the Collateral, whether or not such casualty or loss is covered by insurance. Lender may make proof of loss if Grantor fails to do so within fifteen (15) days of the casualty. All proceeds of any insurance on the Collateral, including accrued proceeds thereon, shall be held by Lender as part of the Collateral. If lender consents to repair or replacement of the damaged or destroyed Collateral, ender shall, upon satisfactory proof of expenditure. pay or reimburse Grantor from the proceeds for the reasonable cost of repair or restoration. If Lender does not consent to repair or replacement of the Collateral, Lender shall retain a sufficient amount of the proceeds to pay all of the Indebtedness. and shall pay the balance to Grantor. Any proceeds which have not been disbursed within six (6) months after the1r receipt and which Grantor has not committed to the repair or restoration of the Collateral shall be used to prepay the Indebtedness. Insurance Reserves. ender may require Grantor to maintain with Lender reserves for payment of insurance premiums, which reserves shall be created by monthly payments from Grantor of a sum estimated by Lender to be sufficient to produce, at least fifteen (15) days before the premium due date, amounts at least equal to the insurance premiums to be paid. If fifteen (15) days before payment is due, the reserve funds are insufficient, Grantor shall upon demand pay any deficiency to Lender. The reserve funds shall be held by Lender as a general deposit and shall constitute a non-interest-bearing account which Lender may satisfy by payment of the insurance premiums required to be paid by Grantor as they become due. Lender does not hold the reserve funds in trust for Grantor, and ender is not the agent of Grantor for payment of the insurance premiums required to be paid by Grantor. The responsibility for the payment of premiums shall remain Grantor's sole responsibility. Insurance Reports. Grantor, upon request of Lender, shall furnish to Lender reports on each existing policy of insurance showing such information as Lender may reasonably request including the following: (1) the name of the insurer; (2) the risks insured; (3) the amount of the policy; (4) the property insured; (5) the then current value on the basis of which insurance has been obtained and the manner of determining that value; and (6) the expri ation date of the policy. In addition, Grantor shall upon request by ender (however not more often than annually) have an independent appraiser satisfactory to Lender determine, as applicable, the cash value or replacement cost of the Collateral. Financing Statements. Grantor authorizes ender to file a UCC financing statement, or alternatively, a copy of this Agreement to perfect lender's security interest. At Lender's request. Grantor additionally agrees to sign all other documents that are necessary to perfect, protect. and continue Lender's security interest in the Property. This includes making sure lender is shown as the first and only security interest holder on the titte covering the Property. Grantor will pay all filing fees, title transfer fees, and other fees and costs involved unless pr ohibited by law or unless Lender is required by law to pay such fees and costs. GRANTOR'S RIGHT TO POSSESSION AND TO COLLECT ACCOUNTS. Until default and except as otherwise provided below with respect to accounts, Grantor may have possession of the tangible personal property and beneficial use of all the Collateral and may use it in any lawful manner not inconsistent with this Agreement or the Related Documents, provided that Grantor's right to possession and beneficial use shall not apply to any Collateral where possession of the Collateral by lender is required by law to perfect Lender's security interest in such Collateral. Until otherwise notified by Lender, Grantor may collect any of the Collateral consisting of accounts. At any time and even though no Event of Default exists, Lender may exercise its rights to collect the accounts and to notify account debtors to make payments directly to Lender for application to the Indebtedness. If Lender at any time has possession of any Collateral. whether before or after an Event of Default, Lender shall be deemed to have exercised reasonable care in the custody and preservation of the Collateral if Lender takes such action for that purpose as Grantor shall request or as Lender, in Lender's sole discretion, shall deem appr opriate under the circumstances, but failure to honor any request by Grantor shall not of itself be deemed to be a failure to exercise reasonable care. Lender shall not be required to lake any steps necessary to preserve any rights in the Collateral against prior parties, nor to protect, preserve or maintain any security interest given to secure the Indebtedness. LENDER'S EXPENDITURES. If any action or proceeding is commenced that woudl materially affect ender's interest in the Collateral or if Grantor fails to comply with any provision of this Agreement or any Related Documents, including but not limited to Grantor's failure to discharge or pay when due any amounts Grantor is required to discharge or pay under this Agreement or any Related Documents, Lender on Grantor's behalf may (but shall not be obligated to) take any action that Lender deems appropriate, including but not limited to discharging or paying all taxes, liens, security interests, encumbrances and other claims, at any time levied or placed on the Collateral and paying all costs for insuring, maintani ing and preserving the Collateral. All such expenditures incurred or paid by Lender for such purposes will then bear interest at the rate charged under the Note from the date incurred or paid by Lender to the date of repayment by Grantor. To the ex tenl permitted by applicable law. all such expenses will become a part of the Indebtedness and, at Lender's option, will (A) be payable on demand; (B) be added to the balance of the Note and be apportioned among and be payable with any installment payments to become due during either (1) the term of any applicable insurance policy; or (2) the remaining term of the Note; or (C) be treated as a balloon payment which will be due and payable at the Note's maturity. The Agreement also will secure payment of these amounts. Such right shall be in addition to all other rights and remedies to which Lender may be entitled upon the occurrence of any Event of Default. DEFAULT. Each of the following shall constitute an Event of Default under this Agreement: Payment Default. Grantor fails to make any payment when due under the Indebtedness. Environmental Default. Failure of any party to comply with or perform when due any term, obligation, covenant or condition contained in any environmental agreement executed in connection with any Indebtedness. Other Defaults. Grantor fails to comply with or to perform any other term, obligation, covenant or condition contained in this Agreement or in any of the Related Documents or to comply with or to perform any term, obligation, covenant or condition contained in any other agreement between Lender and Grantor. Default in Favor of Third Parties. Any guarantor or Grantor defaults under any loan, extension of credit, security agreement, purchase or safes agreement, or any other agreement, in favor of any other creditor or person that may materially affect any of any guarantor's or Grantor's property or ability to perform their respective obligations under this Agreement or any of the Related Documents. False Statements. Any warranty, representation or statement made or furnished to Lender by Grantor or on Grantor's behalf under this Agreement or the Related Documents is false or msi leading in any material respect, either now or at the time made or furnsi hed or becomes false or misleading at any time thereafter. Defective Collateralization. This Agreement or any of the Related Documents ceases to be in full force and effect {including failure of any collateral document to create a valdi and perfected security interest or lien) at any time and for any reason. Insolvency. The dissolution of Grantor (regardless of wllether election to continue is made), any member withdraws from the limited liability company, or any other termination of Grantor's existence as a going business or the death of any member, the insolvency of Grantor, the appointment of a receiver for any part of Grantor's property, any assignment for the benefit of creditors, any type of creditor workout, or the commencement of any proceeding under any bankruptcy or insolvency laws by or against Grantor. Creditor or Forfeiture Proceedings. Commencement of foreclosure or forfeiture proceedings, whether by judicial proceeding, self·help, repossession or any other method, by any creditor of Grantor or by any governmental agency against any collateral securing the Indebtedness. This includes a garnishment of any of Grantor's accounts, including deposit accounts,with Lender. However, this Event of Default shall not apply i f there is a good faith dispute by Grantor as to the validity or reasonableness of the claim which is the basis of the creditor or forfeiture proceeding and if Grantor gives Lender written notice of the creditor or forfeiture proceeding and deposits with Lender monies or a surety bond for the creditor or forfeiture proceeding, in an amount determined by Lender, in its sole discretion, as being an adequate reserve or bond for the dispute. Events Affecting Guarantor. Any of the preceding events occurs with respect to any Guarantor of any of the Indebtedness or Guarantor dies or becomes incompetent or revokes or disputes the validity of, or liability under, any Guaranty of the Indebtedness. Adverse Change. A material adverse change occurs in Grantor's financial condition, or Lender believes the prospect of payment or performance of the Indebtedness is impaired. Insecurity. Lender in good faith believes itself insecure. Cure Provisions. If any default, other than a default in payment, is curable and if Grantor has not been given a notice of a breach of the same provision of this Agreement within the preceding twelve (12) months, it may be cured if Grantor, after Lender sends written notice to Grantor demanding cure of such default: (1) cures the default within fifteen (15) days; or (2) if the cure requires more than fifteen {15) days, immediately initiates steps which Lender deems in Lender's sole·discretion to be sufficient to cure the default and thereafter continues and completes all reasonable and necessary steps sufficient to produce compliance as soon as reasonably practical. RIGHTS AND REMEDIES ON DEFAULT. If an Event of Default occurs under this Agreement. at any time thereafter, Lender shall have all the rights of a secured party under the Texas Uniform Commercial Code. In addition and without limitation, Lender may exercise any one or more of the following rights and remedies: Accelerate Indebtedness. Lender may declare the entire Indebtedness immediately due and payable, without notice of any kind to Grantor. Assemble Collateral. Lender may require Grantor to deliver to Lender all or any portion of the Collateral and any and all certificates of title and other documents relating to the Collateral. Lender may require Grantor to assemble the Collateral and make it available to Lender at a place to be designated by Lender. Lender also shall have full power to enter, provided Lender does so without a breach of the peace or a trespass, upon the property of Grantor to take possession of and remove the Collateral. If the Collateral contains other goods not covered by this Agreement at the time of repossession, Grantor agrees Lender may take such other goods, provided that Lender makes reasonable efforts to return them to Grantor after repossession. Self the Collateral. Lender shall have full power to sell, lease, transfer, or otherwise deal with the Collateral or proceeds thereof in Lender's own name or that of Grantor. Lender may sell the Collateral at public auction or private sale. Unel ss the Collateral threatens to decline speedily in value or is of a type customarily sold on a recognized market, Lender will give Grantor, and other persons as required by law, reasonable notice of the time and place of any public sale, or the time after which any private sale or any other disposition of the Collateral is to be made.However, no notci e need be provided to any person who, after Event of Default occurs, enters into and authenticates an agreement waiving that person's right to notification of sale. The requirements of reasonable notice shall be met if such notice is given at least ten (10) days before the time of the sale or dispositoi n.All expenses relating to the disposition of the Collateral, including without limitation the expenses of retaking, holding, insuring, preparing for sale and selling the Collateral. shall become a part of the Indebtedness secured by this Agreement and shall be payable on demand, with interest at the Note rate from date of expenditure until repaid. Appoint Receiver. Lender shall have the right to have a receiver appointed to take possession of all or any part of the Collateral, with the power to protect and preserve the Collateral, to operate the Collateral preceding foreclosure or sale, and to collect the rents from the Collateral and apply the proceeds. over and above the cost of the receivership, against the Indebtedness. The receiver may serve without bond if permitted by law. Lender's right to the appointment of a receiver shall exist whether or not the apparent value of the Collateralexceeds the Indebtedness by a substantial amount. Employment by Lender shall not disqualify a person from serving as a receiver. Collect Revenues, Apply Accounts. Lender, either itself or through a receiver, may collect the payments, rents. income, and revenues from the

Collateral. Lender may at any time in Lender's discretion transfer any Collater al into Lender's own name or that of Lender's nominee and receive the payments, rents, income. and revenues therefrom and hold the same as security for the Indebtedness or apply it to payment of the Indebtedness in such order of preference as Lender may determine. Insofar as the Collateral consists of accounts, general intangibles, insurance policies, instruments, chattel paper, choses in action. or similar property, Lender may demand, collect, receipt for, set tle, compromise, adjust, sue for, foreclose, or realize on the Collateral as Lender may determine, whether or not Indebtedness or Collateral is then due. For these purposes, Lender may, on behalf of and in the name of Grantor, receive, open and dispose of mail addressed to Grantor; change any address to which mail and payments are to be sent; and endorse notes, checks, drafts, money orders, documents of title, instruments and items pertaining to payment, shipment, or storage of any Collateral. To facilitate collection, Lender may notify account debtors and obligors on any Collateral to make payments directly to Lender. Obtain Deficiency . If Lender chooses to sell any or all of the Collateral, Lender may obtain a judgment against Grantor for any deficiency remaining on the Indebtedness due to Lender after application of all amounts received from the exercise of the rights provided in this Agreement. Grantor shall be liable for a deficiency even if the transaction described in this subsection is a sale of accounts or chattel paper. Other Rights and Remedies. Lender shall have all the rights and remedies of a secured creditor under the provisions of the Uniform Commercial Code, as may be amended from time to time. In addition, Lender shall have and may exercise any or all other rights and remedies it may have available at law, in equity, or otheiWise. Election of Remedies. Except as may be prohibited by applicable law, all of Lender's rights and remedies, whether evidenced by this Agreement, the Related Documents, or by any other writing, shall be cumulative and may be exercised singularly or concurrently. Election by Lender to pursue any remedy shall not exclude pursuit of any other remedy, and an election to make expenditures or to take action to perform an obligation of Gr antor under this Agreement, after Grantor's failure to perform, shall not affect Lender's right to declare a default and exercise its remedies. MISCELLANEOUS PROVISIONS. The following miscellaneous provsi ions are a part of this Agreement: Amendments. This Agreement, together with any Related Documents, constitutes the entire understanding and agreement of the parties as to the matters set forth in this Agreement. No alteration of or amendment to this Agreement shall be effective unless given in writing and signed by the party or parties sought to be charged or bound by the alteration or amendment. Attorneys' Fees; Expenses. Grantor agrees to pay upon demand all of Lender's costs and expenses, including Lender's reasonable attorneys' fees and Lender's legal expenses, incurred in connection with the enforcement of this Agreement. Lender may hire or pay someone else to help enforce this Agreement, and Grantor shall pay the costs and expenses of such enforcement. Costs and expenses include Lender's reasonable attorneys' fees and legal expenses whether or not there is a lawsuit, including Lender's reasonable attorneys' fees and legal expenses for bankruptcy proceedings (including efforts to modify or vacate any automatic stay or injunction). appeals. and any anticipated post-judgment collection services. Grantor also shall pay all court costs and such additional fees as may be directed by the court. Caption Headings. Caption headings in this Agreement are f or convenience purposes only and are not to be used to interpret or define the provisions of this Agreement. Governing Law. With respect to procedural matters related to the perfection and enforcement of Lender's rights against the Collateral, this Agreement will be governed by federal law applicable to Lender and to the extent not preempted by federal law, the laws of the State of Texas. In all other respects, this Agreement will be governed by federal law applicable to Lender and, to the extent not preempted by federal law, the laws of the State of Texas without regard to its conflicts of law provisions. However, if there ever Is a question about whether any provision of this Agreement is valid or enforceable, the provision that is questioned will be governed by whichever state or federal law would find the provision to be valid and enforceable. The loan transaction that Is evidenced by the Note and this Agreement has been applied for, considered, approved and made, and all necessary loan documents have been accepted by Lender in the State of California. Choice of Venue. If there is a lawsuit, Grantor agrees upon Lender's request to submit to the jurisdiction of the courts of Rockwall County, State of Texas. No Waiver by Lender. Lender shall not be deemed to have waived any rights under this Agreement unless such waiver is given in writing and signed by Lender. No delay or omission on the part of Lender in exercising any right shall operate as a waiver of such right or any other right. A waiver by Lender of a provision of this Agreement shall not prejudice or constitute a waiver of Lender's right otherwise to demand strict compliance with that provision or any other provision of this Agreement. No prior waiver by Lender, nor any course of dealing between Lender and Grantor, shall constitute a waiver of any of Lender's rights or of any of Grantor's obligations as to any future transactions. Whenever the consent of Lender is required under this Agreement, the granting of such consent by Lender in any instance shall not constitute continuing consent to subsequent instances where such consent is required and in all cases such consent may be granted or withheld in the sole discretion of Lender. Notices. Any notice required to be given under this Agreement shall be given in writing, and shall be effective when actually delivered, when actually received by telefacsimile (unless otherwise required by law), when deposited with a nationally recognized overnight courier, or, if mailed, when deposited in the United States mail, as first class, certified or registered mail postage prepaid, directed to the addresses shown near the beginning of this Agreement. Any party may change its address for notices under this Agreement by giving formal written notice to the other parties, specifying that the purpose of the notice is to change the party's address. For notice purposes, Grantor agrees to keep Lender informed at all times of Grantor's current address. Unless otherwise provided or required by law, if there is more than one Grantor, any notice given by Lender to any Grantor is deemed to be notice given to all Grantors. Power of Attorney. Grantor hereby appoints Lender as Grantor's irrevocable attorney-in-fact for the purpose of executing any documents necessary to perfect, amend, or to continue the security interest granted in this Agreement or to demand termination of filings of other secured parties. Lender may at any time, and without further authorization from Grantor, file a carbon, photographci or other reproduction of any financing statement or of this Agreement for use as a financing statement. Grantor will reimburse Lender for all expenses for the perfection and the continuation of the perfection of Lender's security interest in the Collateral. Severability. If a court of competent jurisdiction finds any provision of this Agreement to be illega,l invalid, or unenforceable as to any circumstance. that finding shall not make the offending provision illegal, invalid, or unenforceable as to any other circumstance. If feasible, the offending provision shall be considered modified so that it becomes legal, valid and enforceable. If the offending provision cannot be so modified, it shall be considered deleted from this Agreement. Unless otheiWise required by law. the illegality, invalidity, or unenforceability of any provision of this Agreement shall not affect the legality, validity or enforceability of any other provision of this Agreement.

Successors and Assigns. Subject to any limitations stated in this Agreement on transfer of Grantor's interest, this Agreement shall be binding upon and inure to the benefit of the parties, their successors and assigns. If ownership of the Collateral becomes vested in a person other than Grantor, Lender. without notice to Grantor. may deal with Grantor's successors with reference to this Agreement and the Indebtedness by way of forbearance or e·xtension without releasing Grantor from the obligations of this Agreement or liability under the Indebtedness. Survival of Representations and Warranties. All representations, warranties, and agreements made by Grantor in this Agreement shall survive the execution and delivery of this Agreement. shall be continuing in nature, and shall remain in full force and effect until such time as Grantor's Indebtedness shall.be paid in full. Time is of the Essence. Time is of the essence in the performance of this Agreement. Waive Jury . All parties to this Agreement hereby waive the right to any jury trial in any action, proceeding, or counterclaim brought by any party against any other party. DEFINITIONS. The following capitalized words and terms shall have the following meanings when used in this Agreement. Unless specifically stated to the contrary, all references to dollar amounts shall mean amounts in lawful money of the United States of America. Words and terms used in the singular shall include the plural. and the plural shall include the singular, as the context may require. Words and terms not otherwise defined in this Agreement shall have the meanings attributed to such terms in the Uniform Commercial Code: Agreement. The word "Agreement" means this Commercial Security Agreement, as this Commercial Security Agreement may be amended or modified from tmi e to time, together with all exhibits and schedules attached to this CommercialSecurity Agreement from time to time. Borrower. The word "Borrower" means GLOBAL WELLS INVESTMENT GROUP LLC, A TEXAS LIMITED LIABILITY COMPANY and includes all co-signer s and co-makers signing the Note and all their successors and assigns. Collateral. The word "Collatera"l means all of Grantor's right, title and interest in and to all the Collateral as described in the Collateral Description section of this Agreement. Environmental Laws. The words "Environmental Laws" mean any and all state, federal and local statutes, regulations and ordinances relating to the protection of human health or the environment, including without limitation the Comprehensive Environmental Response, Compensation. and Liability Act of 1980. as amended, 42 U.S.C. Section 9601, et seq. ("CERCLA"), the Superfund Amendments and Reauthorization Act of 1986, Pub. L. No. 99-499 ("SARA"). the Hazardous Materials Transportation Act. 49 U.S.C. Section 1801, et seq., the Resource Conservation and Recovery Act. 42 U.S.C. Section 6901, et seq., or other applicable state or federal laws, rules, or regulations adopted pursuant thereto. Event of Default. The words "Event of Default" mean any of the events of default set forth in this Agreement in the default section of this Agreement. Grantor. The word "Grantor" means GLOBAL WELLS INVESTMENT GROUP LLC, A TEXAS LIMITED LIABILITY COMPANY. Guarantor. The word "Guarantor'' means any guarantor, surety, or accommodation party of any or all of the Indebtedness. Guaranty. The word "Guaranty" means the guaranty from Guarantor to Lender, including without limitation a guaranty of all or part of the Note. Hazardous Substances. The words "Hazardous Substances• mean materials that, because of their quantity, concentration or physical, chemical or infectious characteristics. may cause or pose a present or potential hazard to human health or the environment when improperly used. treated, stored, disposed of, generated, manufactured. transported or otherwise handled. The words "Hazardous Substances" are used in their very broadest sense and include without lmi itation any and all hazardous or toxic substances, materials or waste as defni ed by or listed under the Environmental Laws. The term "Hazardous Substances" also includes,without limitation, petroleum and petroleum by-products or any fraction thereof and asbestos. Indebtedness. The word "Indebtedness" means the indebtedness evidenced by the Note and all future advances made pursuant to the Note or any renewal. extension or modification thereof, including all principal and interest, together with all other indebtedness and cost and expenses for which Grantor is responsible under this Agreement or under any of the Related Documents. Lender. The word "Lender" means HANMl BANK. its successors and assigns. Note. The word "Note" means the Note dated June 30, 2020 and executed by GLOBAL WELLS INVESTMENT GROUP LLC. A TEXAS LIMITED LIABILITY COMPANY in the principal amount of $16.540,000.00. together with all renewals of, extensions of, modifications of, refinancings of, consolidations of. and substitutions for the note or credit agreement. Property. The word "Property" means all of Grantor's right, title and interest in and to all the Property as described in the "Collateral Description" section of this Agreement. Related Documents. The words "Related Documents" mean all promissory notes, credit agreements, loan agreements, environmental agreements, guaranties, security agreements, mortgages, deeds of trust, security deeds, collateral mortgages, and all other instruments, agreements and documents, whether now or hereafter existing, executed in connection with the Indebtedness. GRANTOR HAS READ AND UNDERSTOOD ALL THE PROVISIONS OF THIS COMMERCIAL SECURITY AGREEMENT AND AGREES TO ITS TERMS.THIS AGREEMENT IS DATED JUNE 30, 2020.

GRANTOR: I I r I I I

COMMERCIAL SECURITY AGREEMENT

Principal	Loan Date	Maturity	Loan No	Call / Coll	Account	Officer	Initials
$16,540,000.00	06-30-2020	06-30-2025	71148992				

References in the boxes above are for Lender's use only and do not limit the applicability of this document to any particular loan or item.

Any item above containing "***" has been omitted due to text length limitations.

Borrower: GLOBAL WELLS INVESTMENT GROUP LLC, A TEXAS LIMITED LIABILITY COMPANY
6185 KIMBALL AVENUE
CHINO, CA 91708

Lender: HANMI BANK
CORPORATE BANKING CENTER I
933 S. VERMONT AVE., 2ND FLOOR
LOS ANGELES, CA 90006

Grantor: LOLLICUP USA, INC., A CALIFORNIA CORPORATION
6185 KIMBALL AVENUE
CHINO, CA 91708

THIS COMMERCIAL SECURITY AGREEMENT dated June 30, 2020, is made and executed among LOLLICUP USA, INC., A CALIFORNIA CORPORATION ("Grantor"); GLOBAL WELLS INVESTMENT GROUP LLC, A TEXAS LIMITED LIABILITY COMPANY ("Borrower"); and HANMI BANK ("Lender").

GRANT OF SECURITY INTEREST. For valuable consideration, Grantor grants to Lender a security interest in the Collateral to secure the Indebtedness and agrees that Lender shall have the rights stated in this Agreement with respect to the Collateral, in addition to all other rights which Lender may have by law.

COLLATERAL DESCRIPTION. The word "Collateral" as used in this Agreement means the following described property, whether now owned or hereafter acquired, whether now existing or hereafter arising, and wherever located, in which Grantor is giving to Lender a security interest for the payment of the Indebtedness and performance of all other obligations under the Note and this Agreement:

All inventory, equipment, accounts (including but not limited to all health-care-insurance receivables), chattel paper, instruments (including but not limited to all promissory notes), letter-of-credit rights, letters of credit, documents, deposit accounts, investment property, money, other rights to payment and performance, and general intangibles (including but not limited to all software and all payment intangibles); all oil, gas and other minerals before extraction; all oil, gas, other minerals and accounts constituting as-extracted collateral; all fixtures; all timber to be cut; all attachments, accessions, accessories, fittings, increases, tools, parts, repairs, supplies, and commingled goods relating to the foregoing property, and all additions, replacements of and substitutions for all or any part of the foregoing property; all insurance refunds relating to the foregoing property; all good will relating to the foregoing property; all records and data and embedded software relating to the foregoing property, and all equipment, inventory and software to utilize, create, maintain and process any such records and data on electronic media; and all supporting obligations relating to the foregoing property; all whether now existing or hereafter arising, whether now owned or hereafter acquired or whether now or hereafter subject to any rights in the foregoing property; and all products and proceeds (including but not limited to all insurance payments) of or relating to the foregoing property.

In addition, the word "Collateral" also includes all the following, whether now owned or hereafter acquired, whether now existing or hereafter arising, and wherever located:

(A) All accessions, attachments, accessories, tools, parts, supplies, replacements of and additions to any of the collateral described herein, whether added now or later.

(B) All products and produce of any of the property described in this Collateral section.

(C) All accounts, general intangibles, instruments, rents, monies, payments, and all other rights, arising out of a sale, lease, consignment or other disposition of any of the property described in this Collateral section.

(D) All proceeds (including insurance proceeds) from the sale, destruction, loss, or other disposition of any of the property described in this Collateral section, and sums due from a third party who has damaged or destroyed the Collateral or from that party's insurer, whether due to judgment, settlement or other process.

(E) All records and data relating to any of the property described in this Collateral section, whether in the form of a writing, photograph, microfilm, microfiche, or electronic media, together with all of Grantor's right, title, and interest in and to all computer software required to utilize, create, maintain, and process any such records or data on electronic media.

CROSS-COLLATERALIZATION. In addition to the Note, this Agreement secures all obligations, debts and liabilities, plus interest thereon, of either Grantor or Borrower to Lender, or any one or more of them, as well as all claims by Lender against Borrower and Grantor or any one or more of them, whether now existing or hereafter arising, whether related or unrelated to the purpose of the Note, whether voluntary or otherwise, whether due or not due, direct or indirect, determined or undetermined, absolute or contingent, liquidated or unliquidated, whether Borrower or Grantor may be liable individually or jointly with others, whether obligated as guarantor, surety, accommodation party or otherwise, and whether recovery upon such amounts may be or hereafter may become barred by any statute of limitations, and whether the obligation to repay such amounts may be or hereafter may become otherwise unenforceable.

FUTURE ADVANCES. In addition to the Note, this Agreement secures all future advances made by Lender to Borrower regardless of whether the advances are made a) pursuant to a commitment or b) for the same purposes.

BORROWER'S WAIVERS AND RESPONSIBILITIES. Except as otherwise required under this Agreement or by applicable law, (A) Borrower agrees that Lender need not tell Borrower about any action or inaction Lender takes in connection with this Agreement; (B) Borrower assumes the responsibility for being and keeping informed about the Collateral; and (C) Borrower waives any defenses that may arise because of any action or inaction of Lender, including without limitation any failure of Lender to realize upon the Collateral or any delay by Lender in realizing upon the Collateral; and Borrower agrees to remain liable under the Note no matter what action Lender takes or fails to take under this Agreement.

GRANTOR'S REPRESENTATIONS AND WARRANTIES. Grantor warrants that: (A) this Agreement is executed at Borrower's request and not at the request of Lender; (B) Grantor has the full right, power and authority to enter into this Agreement and to pledge the Collateral to Lender; (C) Grantor has established adequate means of obtaining from Borrower on a continuing basis information about Borrower's financial condition; and (D) Lender has made no representation to Grantor about Borrower or Borrower's creditworthiness.

GRANTOR'S WAIVERS. Except as prohibited by applicable law, Grantor waives any right to require Lender to (A) make any presentment, protest, demand, or notice of any kind, including notice of change of any terms of repayment of the Indebtedness, default by Borrower or any other guarantor or surety, any action or nonaction taken by Borrower, Lender, or any other guarantor or surety of Borrower, or the creation of new or additional Indebtedness; (B) proceed against any person, including Borrower, before proceeding against Grantor; (C) proceed against any collateral for the Indebtedness, including Borrower's collateral, before proceeding against Grantor; (D) apply any payments or proceeds received against the Indebtedness in any order; (E) give notice of the terms, time, and place of any sale of any collateral pursuant to the Uniform Commercial Code or any other law governing such sale; (F) disclose any information about the Indebtedness, the Borrower, any collateral, or any other guarantor or surety, or about any action or nonaction of Lender; or (G) pursue any remedy or course of action in Lender's power whatsoever.

Grantor also waives any and all rights or defenses arising by reason of (A) any disability or other defense of Borrower, any other guarantor or surety or any other person; (B) the cessation from any cause whatsoever, other than payment in full, of the Indebtedness; (C) the application of proceeds of the Indebtedness by Borrower for purposes other than the purposes understood and intended by Grantor and Lender; (D) any act of omission or commission by Lender which directly or indirectly results in or contributes to the discharge of Borrower or any other guarantor or surety, or the Indebtedness, or the loss or release of any collateral by operation of law or otherwise; (E) any statute of limitations in any action under this Agreement or on the Indebtedness; or (F) any modification or change in terms of the Indebtedness, whatsoever, including without limitation, the renewal, extension, acceleration, or other change in the time payment of the Indebtedness is due and any change in the interest rate.

Grantor waives all rights and defenses arising out of an election of remedies by Lender even though that election of remedies, such as a non-judicial foreclosure with respect to security for a guaranteed obligation, has destroyed Grantor's rights of subrogation and reimbursement against Borrower by operation of Section 580d of the California Code of Civil Procedure or otherwise.

Grantor waives all rights and defenses that Grantor may have because Borrower's obligation is secured by real property. This means among other things: (1) Lender may collect from Grantor without first foreclosing on any real property collateral pledged by Borrower ; and (2) If Lender forecloses on any real property collateral pledged by the Borrower : (A) The amount of the Borrower's obligation may be reduced only by the price for which the collateral is sold at the foreclosure sale, even if the collateral is worth more than the sale price; (B) The Lender may collect from the Grantor even if the Lender, by foreclosing on the real property collateral, has destroyed any right the Grantor may have to collect from the borrower. This is an unconditional and irrevocable waiver of any rights and defenses the Grantor may have because the Borrower's obligation is secured by real property. These rights and defenses include, but are not limited to, any rights and defenses based upon Sections 580a, 580b, 580d, or 726 of the Code of Civil Procedure.

Grantor understands and agrees that the foregoing waivers are unconditional and irrevocable waivers of substantive rights and defenses to which Grantor might otherwise be entitled under state and federal law. The rights and defenses waived include, without limitation, those provided by California laws of suretyship and guaranty, anti-deficiency laws, and the Uniform Commercial Code. Grantor further understands and agrees that this Agreement is a separate and independent contract between Grantor and Lender, given for full and ample consideration, and is enforceable on its own terms. Grantor acknowledges that Grantor has provided these waivers of rights and defenses with the intention that they be fully relied upon by Lender. Until all Indebtedness is paid in full, Grantor waives any right to enforce any remedy Grantor may have against Borrower or any other guarantor, surety, or other person, and further, Grantor waives any right to participate in any collateral for the Indebtedness now or hereafter held by Lender.

GRANTOR'S REPRESENTATIONS AND WARRANTIES WITH RESPECT TO THE COLLATERAL. With respect to the Collateral, Grantor represents and promises to Lender that:

Perfection of Security Interest. Grantor agrees to take whatever actions are requested by Lender to perfect and continue Lender's security interest in the Collateral. Upon request of Lender, Grantor will deliver to Lender any and all of the documents evidencing or constituting the Collateral, and Grantor will note Lender's interest upon any and all chattel paper and instruments if not delivered to Lender for possession by Lender. **This is a continuing Security Agreement and will continue in effect even though all or any part of the Indebtedness is paid in full and even though for a period of time Borrower may not be indebted to Lender.**

Notices to Lender. Grantor will promptly notify Lender in writing at Lender's address shown above (or such other addresses as Lender may designate from time to time) prior to any (1) change in Grantor's name; (2) change in Grantor's assumed business name(s); (3) change in the management of the Corporation Grantor; (4) change in the authorized signer(s); (5) change in Grantor's principal office address; (6) change in Grantor's state of organization; (7) conversion of Grantor to a new or different type of business entity; or (8) change in any other aspect of Grantor that directly or indirectly relates to any agreements between Grantor and Lender. No change in Grantor's name or state of organization will take effect until after Lender has received notice.

No Violation. The execution and delivery of this Agreement will not violate any law or agreement governing Grantor or to which Grantor is a party, and its certificate or articles of incorporation and bylaws do not prohibit any term or condition of this Agreement.

Enforceability of Collateral. To the extent the Collateral consists of accounts, chattel paper, or general intangibles, as defined by the Uniform Commercial Code, the Collateral is enforceable in accordance with its terms, is genuine, and fully complies with all applicable laws and regulations concerning form, content and manner of preparation and execution, and all persons appearing to be obligated on the Collateral have authority and capacity to contract and are in fact obligated as they appear to be on the Collateral. At the time any account becomes subject to a security interest in favor of Lender, the account shall be a good and valid account representing an undisputed, bona fide indebtedness incurred by the account debtor, for merchandise held subject to delivery instructions or previously shipped or delivered pursuant to a contract of sale, or for services previously performed by Grantor with or for the account debtor. So long as this Agreement remains in effect, Grantor shall not, without Lender's prior written consent, compromise, settle, adjust, or extend payment under or with regard to any such Accounts. There shall be no setoffs or counterclaims against any of the Collateral, and no agreement shall have been made under which any deductions or discounts may be claimed concerning the Collateral except those disclosed to Lender in writing.

Location of the Collateral. Except in the ordinary course of Grantor's business, Grantor agrees to keep the Collateral (or to the extent the Collateral consists of intangible property such as accounts or general intangibles, the records concerning the Collateral) at Grantor's address shown above or at such other locations as are acceptable to Lender. Upon Lender's request, Grantor will deliver to Lender in form satisfactory to Lender a schedule of real properties and Collateral locations relating to Grantor's operations, including without limitation the following: (1) all real property Grantor owns or is purchasing; (2) all real property Grantor is renting or leasing; (3) all storage facilities Grantor owns, rents, leases, or uses; and (4) all other properties where Collateral is or may be located.

Removal of the Collateral. Except in the ordinary course of Grantor's business, including the sales of inventory, Grantor shall not remove the Collateral from its existing location without Lender's prior written consent. To the extent that the Collateral consists of vehicles, or other titled property, Grantor shall not take or permit any action which would require application for certificates of title for the vehicles outside the State of California, without Lender's prior written consent. Grantor shall, whenever requested, advise Lender of the exact location of the Collateral.

Transactions Involving Collateral. Except for inventory sold or accounts collected in the ordinary course of Grantor's business, or as otherwise provided for in this Agreement, Grantor shall not sell, offer to sell, or otherwise transfer or dispose of the Collateral. While Grantor is not in default under this Agreement, Grantor may sell inventory, but only in the ordinary course of its business and only to buyers who qualify as a buyer in the ordinary course of business. A sale in the ordinary course of Grantor's business does not include a transfer in partial or total satisfaction of a debt or any bulk sale. Grantor shall not pledge, mortgage, encumber or otherwise permit the Collateral to be subject to any lien, security interest, encumbrance, or charge, other than the security interest provided for in this Agreement, without the prior written consent of Lender. This includes security interests even if junior in right to the security interests granted under this Agreement. Unless waived by Lender, all proceeds from any disposition of the Collateral (for whatever reason) shall be held in trust for Lender and shall not be commingled with any other funds; provided however, this requirement shall not constitute consent by Lender to any sale or other disposition. Upon receipt, Grantor shall immediately deliver any such proceeds to Lender.

Title. Grantor represents and warrants to Lender that Grantor holds good and marketable title to the Collateral, free and clear of all liens and encumbrances except for the lien of this Agreement. No financing statement covering any of the Collateral is on file in any public office other than those which reflect the security interest created by this Agreement or to which Lender has specifically consented. Grantor shall defend Lender's rights in the Collateral against the claims and demands of all other persons.

Repairs and Maintenance. Grantor agrees to keep and maintain, and to cause others to keep and maintain, the Collateral in good order, repair and condition at all times while this Agreement remains in effect. Grantor further agrees to pay when due all claims for work done on, or services rendered or material furnished in connection with the Collateral so that no lien or encumbrance may ever attach to or be filed against the Collateral.

Inspection of Collateral. Lender and Lender's designated representatives and agents shall have the right at all reasonable times to examine and inspect the Collateral wherever located.

Taxes, Assessments and Liens. Grantor will pay when due all taxes, assessments and liens upon the Collateral, its use or operation, upon this Agreement, upon any promissory note or notes evidencing the Indebtedness, or upon any of the other Related Documents. Grantor may withhold any such payment or may elect to contest any lien if Grantor is in good faith conducting an appropriate proceeding to contest the obligation to pay and so long as Lender's interest in the Collateral is not jeopardized in Lender's sole opinion. If the Collateral is subjected to a lien which is not discharged within fifteen (15) days, Grantor shall deposit with Lender cash, a sufficient corporate surety bond or other security satisfactory to Lender in an amount adequate to provide for the discharge of the lien plus any interest, costs, attorneys' fees or other charges that could accrue as a result of foreclosure or sale of the Collateral. In any contest Grantor shall defend itself and Lender and shall satisfy any final adverse judgment before enforcement against the Collateral. Grantor shall name Lender as an additional obligee under any surety bond furnished in the contest proceedings. Grantor further agrees to furnish Lender with evidence that such taxes, assessments, and governmental and other charges have been paid in full and in a timely manner. Grantor may withhold any such payment or may elect to contest any lien if Grantor is in good faith conducting an appropriate proceeding to contest the obligation to pay and so long as Lender's interest in the Collateral is not jeopardized.

Compliance with Governmental Requirements. Grantor shall comply promptly with all laws, ordinances, rules and regulations of all governmental authorities, including without limitation all environmental laws, ordinances, rules and regulations, now or hereafter in effect, applicable to the ownership, production, disposition, or use of the Collateral, including all laws or regulations relating to the undue erosion of highly-erodible land or relating to the conversion of wetlands for the production of an agricultural product or commodity. Grantor may contest in good faith any such law, ordinance or regulation and withhold compliance during any proceeding, including appropriate appeals, so long as Lender's interest in the Collateral, in Lender's opinion, is not jeopardized.

Hazardous Substances. Grantor represents and warrants that the Collateral never has been, and never will be so long as this Agreement remains a lien on the Collateral, used in violation of any Environmental Laws or for the generation, manufacture, storage, transportation, treatment, disposal, release or threatened release of any Hazardous Substance. The representations and warranties contained herein are based on Grantor's due diligence in investigating the Collateral for Hazardous Substances. Grantor hereby (1) releases and waives any future claims against Lender for indemnity or contribution in the event Grantor becomes liable for cleanup or other costs under any Environmental Laws, and (2) agrees to indemnify, defend, and hold harmless Lender against any and all claims and losses resulting from a breach of this provision of this Agreement. This obligation to indemnify and defend shall survive the payment of the Indebtedness and the satisfaction of this Agreement.

Maintenance of Casualty Insurance. Grantor shall procure and maintain all risks insurance, including without limitation fire, theft and liability coverage together with such other insurance as Lender may require with respect to the Collateral, in form, amounts, coverages and basis reasonably acceptable to Lender and issued by a company or companies reasonably acceptable to Lender. Grantor, upon request of Lender, will deliver to Lender from time to time the policies or certificates of insurance in form satisfactory to Lender, including stipulations that coverages will not be cancelled or diminished without at least ten (10) days' prior written notice to Lender and not including any disclaimer of the insurer's liability for failure to give such a notice. Each insurance policy also shall include an endorsement providing that coverage in favor of Lender will not be impaired in any way by any act, omission or default of Grantor or any other person. In connection with all policies covering assets in which Lender holds or is offered a security interest, Grantor will provide Lender with such loss payable or other endorsements as Lender may require. If Grantor at any time fails to obtain or maintain any insurance as required under this Agreement, Lender may (but shall not be obligated to) obtain such insurance as Lender deems appropriate, including if Lender so chooses "single interest insurance," which will cover only Lender's interest in the Collateral. Application of Insurance Proceeds. Grantor shall promptly notify Lender of any loss or damage to the Collateral, whether or not such casualty or loss is covered by insurance. Lender may make proof of loss if Grantor fails to do so within fifteen (15) days of the casualty. All proceeds of any insurance on the Collateral, including accrued proceeds thereon, shall be held by Lender as part of the Collateral. If Lender consents to repair or replacement of the damaged or destroyed Collateral, Lender shall, upon satisfactory proof of expenditure, pay or reimburse Grantor from the proceeds for the reasonable cost of repair or restoration. If lender does not consent to repair or replacement of the Collateral, Lender shall retain a sufficient amount of the proceeds to pay all of the Indebtedness, and shall pay the balance to Grantor. Any proceeds which have not been disbursed within six (6) months after their receipt and which Grantor has not committed to the repair or restoration of the Collateral shall be used to prepay the Indebtedness. Insurance Reserves. Lender may require Grantor to maintain with Lender reserves for payment of insurance premiums, which reserves shall be created by monthly payments from Grantor of a sum estimated by Lender to be sufficient to produce, at least fifteen (15) days before the premium due date, amounts at least equal to the insurance premiums to be paid. If fifteen (15) days before payment is due, the reserve funds are insufficient, Grantor shall upon demand pay any deficiency to Lender. The reserve funds shall be held by Lender as a general deposit and shall constitute a non-interest-bearing account which Lender may satisfy by payment of the insurance premiums required to be paid by Grantor as they become due. Lender does not hold the reserve funds in trust for Grantor. and Lender is not the agent of Grantor for payment of the insurance premiums required to be paid by Grantor. The responsibility for the payment of premiums shall remain Grantor's sole responsibility. Insurance Reports. Grantor, upon request of Lender, shall furnish to lender reports on each existing policy of insurance showing such information as Lender may reasonably request including the following: (1) the name of the insur ?r; (2) the risks insured; (3) the amount of the policy; (4) the property 1nsured: (5) the then current value on the basis of which insurance has been obtained and the manner of determining that value: and (6} the expiration date of the policy. In addition, Grantor shall upon request by Lender (however not more often than annually} have an independent appraiser satsi factory to ender determine. as applicable, the cash value or replacement cost of the Collateral. Financing Statements. Grantor authorizes Lender to file a UCC financing statement, or alternatively, a copy of this Agreement to perfect Lender's security interest. At Lender's request, Grantor additionally agrees to sign all other documents that are necessary to perfect, protect, and continue Lender's security interest in the Property. This includes making sure Lender is shown as the first and only security interest holder on the title covering the Property. Grantor will pay all filing fees, title transfer fees, and other fees and costs involved unless prohibited by law or unless Lender is required by law to pay such fees and costs. GRANTOR'S RIGHT TO POSSESSION AND TO COLLECT ACCOUNTS. Until default and except as otherwise provided below with respect to accounts, Grantor may have possession of the tangible personalproperty and beneficialuse of all the Collateral and may use it in any lawful manner not inconsistent with this Agreement or the Related Documents, provided that Grantor's right to possession and beneficial use shall not apply to any Collateral where possession of the Collateral by Lender is required by law to perfect Lender's security interest in such Collateral. Until otherwise notified by Lender, Grantor may collect any of the Collateral consisting of accounts. At any time and even though no Event of Default exists. Lender may exercise its rights to collect the accounts and to notify account debtors to make payments directly to Lender for application to the Indebtedness. If lender at any time has possession of any Collateral, whether before or after an Event of Default, Lender shall be deemed to have exercised reasonable care in the custody and preservation of the Collateral if Lender takes such action for that purpose as Grantor shall request or as Lender, in Lender's sole discretion, shall deem appropriate under the circumstances. but failure to honor any request by Grantor shall not of itself be deemed to be a failure to exercise rea sonable care. Lender shall not be required to take any steps necessary to preserve any rights in the Collateral against prior parties, nor to protect, preserve or maintain any security interest given to secure the Indebtedness. LENDER'S EXPENDITURES. If any act1on or proceeding is commenced that would materially affect Lender's interest in the Collateral or if Grantor fails to comply with any provision of thsi Agreement or any Related Documents. including but not limited to Grantor's failure to discharge or pay when due any amounts Grantor is required to discharge or pay under this Agreement or any Related Documents. Lender on Grantor's behalf may (but shall not be obligated to) take any action that Lender deems appropriate. including but not limited to discharging or paying all taxes, liens, security interests, encumbrances and other claims, at any time levied or placed on the Collateral and paying all costs for insuring, maintaining and preserving the Collateral. All such expenditures incurred or paid by Lender for such purposes will then bear interest at the r ate charged under the Note from the date incurred or paid by Lender to the date of repayment by Grantor. All such expenses will become a part of the Indebtedness and, at Lender's option, will (A} be payable on demand; (B) be added to the balance of the Note and be apportioned among and be payable with any installment payments to become due during either (1} the term of any applicable insurance policy; or (2} the remaining term of the Note; or (C) be treated as a balloon payment which will be due and payable at the Note's maturity. The Agreement also will secure payment of these amounts. Such right shall be in addition to all other rights and remedies to which Lender may be entitled upon the occurrence of any Event of Default. DEFAULT. Each of the following shall constitute an Event of Default under this Agreement: Payment Default. Borrower fails to make any payment when due under the Indebtedness. Environmental Default. Failure of any party to comply with or perform when due any term, obligation, covenant or condition contained in any environmental agreement executed in connection with any Indebtedness. Other Defaults. Borrower or Grantor fails to comply with or to perform any other term, obligation, covenant or condition contained in this Agreement or in any of the Related Documents or to comply with or to perform any term, obligation, covenant or condition contained in any other agreement between Lender and Borrower or Grantor. Default in Favor of Third Parties. Borrower, any guarantor or Grantor defaults under any loan, extension of credit, security agreement, purchase or sales agreement, or any other agreement, in favor of any other creditor or person that may materially affect any of Borrower's, any guarantor's or Grantor's property or ability to perform their respective obligations under this Agreement or any of the Related Documents. False Statements. Any warranty. representation or statement made or furnished to Lender by Borrower or Grantor or on Borrower's or Grantor's behalf under this Agreement or the Related Documents is false or misleading in any material respect, either now or at the time made or furnished or becomes false or misleading at any time thereafter. Defective Collateralization. This Agreement or any of the Related Documents ceases to be in full force and effect (including failure of any collateral document to create a valid and perfected security interest or lien} at any time and for any reason.

Insolvency. The dissolution or termination of Borrower's or Grantor's existence as a going business, the insolvency of Borrower or Grantor, the appointment of a receiver for any part of Borrower's or Grantor's property, any assignment for the benefit of creditors, any type of creditor workout, or the commencement of any proceeding under any bankruptcy or insolvency laws by or against Borrower or Grantor.

Creditor or Forfeiture Proceedings. Commencement of foreclosure or forfeiture proceedings, whether by judicial proceeding, self-help, repossession or any other method, by any creditor of Borrower or Grantor or by any governmental agency against any collateral securing the Indebtedness. This includes a garnishment of any of Borrower's or Grantor's accounts, including deposit accounts, with Lender. However, this Event of Default shall not apply if there is a good faith dispute by Borrower or Grantor as to the validity or reasonableness of the claim which is the basis of the creditor or forfeiture proceeding and if Borrower or Grantor gives Lender written notice of the creditor or forfeiture proceeding and deposits with Lender monies or a surety bond for the creditor or forfeiture proceeding, in an amount determined by Lender, in its sole discretion, as being an adequate reserve or bond for the dispute.

Events Affecting Guarantor. Any of the preceding events occurs with respect to any Guarantor of any of the Indebtedness or Guarantor dies or becomes incompetent or revokes or disputes the validity of, or liability under, any Guaranty of the Indebtedness.

Adverse Change. A material adverse change occurs in Borrower's or Grantor's financial condition, or Lender believes the prospect of payment or performance of the Indebtedness is impaired.

Insecurity. Lender in good faith believes itself insecure.

Cure Provisions. If any default, other than a default in payment, is curable and if Grantor has not been given a notice of a breach of the same provision of this Agreement within the preceding twelve (12) months, it may be cured if Grantor, after Lender sends written notice to Borrower demanding cure of such default: (1) cures the default within fifteen (15) days; or (2) if the cure requires more than fifteen (15) days, immediately initiates steps which Lender deems in Lender's sole discretion to be sufficient to cure the default and thereafter continues and completes all reasonable and necessary steps sufficient to produce compliance as soon as reasonably practical.

RIGHTS AND REMEDIES ON DEFAULT. If an Event of Default occurs under this Agreement, at any time thereafter, Lender shall have all the rights of a secured party under the California Uniform Commercial Code. In addition and without limitation, Lender may exercise any one or more of the following rights and remedies:

Accelerate Indebtedness. Lender may declare the entire Indebtedness, including any prepayment penalty which Borrower would be required to pay, immediately due and payable, without notice of any kind to Borrower or Grantor.

Assemble Collateral. Lender may require Grantor to deliver to Lender all or any portion of the Collateral and any and all certificates of title and other documents relating to the Collateral. Lender may require Grantor to assemble the Collateral and make it available to Lender at a place to be designated by Lender. Lender also shall have full power to enter upon the property of Grantor to take possession of and remove the Collateral. If the Collateral contains other goods not covered by this Agreement at the time of repossession, Grantor agrees Lender may take such other goods, provided that Lender makes reasonable efforts to return them to Grantor after repossession.

Sell the Collateral. Lender shall have full power to sell, lease, transfer, or otherwise deal with the Collateral or proceeds thereof in Lender's own name or that of Grantor. Lender may sell the Collateral at public auction or private sale. Unless the Collateral threatens to decline speedily in value or is of a type customarily sold on a recognized market, Lender will give Grantor, and other persons as required by law, reasonable notice of the time and place of any public sale, or the time after which any private sale or any other disposition of the Collateral is to be made. However, no notice need be provided to any person who, after Event of Default occurs, enters into and authenticates an agreement waiving that person's right to notification of sale. The requirements of reasonable notice shall be met if such notice is given at least ten (10) days before the time of the sale or disposition. All expenses relating to the disposition of the Collateral, including without limitation the expenses of retaking, holding, insuring, preparing for sale and selling the Collateral, shall become a part of the Indebtedness secured by this Agreement and shall be payable on demand, with interest at the Note rate from date of expenditure until repaid.

Appoint Receiver. Lender shall have the right to have a receiver appointed to take possession of all or any part of the Collateral, with the power to protect and preserve the Collateral, to operate the Collateral preceding foreclosure or sale, and to collect the rents from the Collateral and apply the proceeds, over and above the cost of the receivership, against the Indebtedness. The receiver may serve without bond if permitted by law. Lender's right to the appointment of a receiver shall exist whether or not the apparent value of the Collateral exceeds the Indebtedness by a substantial amount. Employment by Lender shall not disqualify a person from serving as a receiver.

Collect Revenues, Apply Accounts. Lender, either itself or through a receiver, may collect the payments, rents, income, and revenues from the Collateral. Lender may at any time in Lender's discretion transfer any Collateral into Lender's own name or that of Lender's nominee and receive the payments, rents, income, and revenues therefrom and hold the same as security for the Indebtedness or apply it to payment of the Indebtedness in such order of preference as Lender may determine. Insofar as the Collateral consists of accounts, general intangibles, insurance policies, instruments, chattel paper, choses in action, or similar property, Lender may demand, collect, receipt for, settle, compromise, adjust, sue for, foreclose, or realize on the Collateral as Lender may determine, whether or not Indebtedness or Collateral is then due. For these purposes, Lender may, on behalf of and in the name of Grantor, receive, open and dispose of mail addressed to Grantor; change any address to which mail and payments are to be sent; and endorse notes, checks, drafts, money orders, documents of title, instruments and items pertaining to payment, shipment, or storage of any Collateral. To facilitate collection, Lender may notify account debtors and obligors on any Collateral to make payments directly to Lender.

Obtain Deficiency. If Lender chooses to sell any or all of the Collateral, Lender may obtain a judgment against Borrower for any deficiency remaining on the Indebtedness due to Lender after application of all amounts received from the exercise of the rights provided in this Agreement. Borrower shall be liable for a deficiency even if the transaction described in this subsection is a sale of accounts or chattel paper.

Other Rights and Remedies. Lender shall have all the rights and remedies of a secured creditor under the provisions of the Uniform Commercial Code, as may be amended from time to time. In addition, Lender shall have and may exercise any or all other rights and remedies it may have available at law, in equity, or otherwise.

Election of Remedies. Except as may be prohibited by applicable law, all of Lender's rights and remedies, whether evidenced by this Agreement, the Related Documents, or by any other writing, shall be cumulative and may be exercised singularly or concurrently. Election by Lender to pursue any remedy shall not exclude pursuit of any other remedy, and an election to make expenditures or to take action to perform an obligation of Grantor under this Agreement, after Grantor's failure to perform, shall not affect Lender's right to declare a default and exercise its remedies.

MISCELLANEOUS PROVISIONS. The following miscellaneous provisions are a part of this Agreement: Amendments. This Agreement, together with any Related Documents, constitutes the entire understanding and agreement of the parties as to the matters set forth in this Agreement. No alteration of or amendment to this Agreement shall be effective unless given In writing and signed by the party or parties sought to be charged or bound by the alteration or amendment. Attorneys' Fees; Expenses. Grantor agrees to pay upon demand all of Lender's costs and expenses, includni g Lender's attorneys' fees and Lender's legal expenses, incurred in connection with the enforcement of this Agreement. Lender may hire or pay someone else to help enforce this Agreement. and Grantor shall pay the costs and expenses of such enforcement. Costs and expenses include Lender's attorneys' fees and legal expenses whether or not there is a lawsuit, including attorneys' fees and legal expenses for bankruptcy proceedings (including efforts to modify or vacate any automatic stay or injunction), appeals. and any anticipated post-judgment collection services. Grantor also shall pay all court costs and such additional fees as may be directed by the court. Caption Headings. Caption headings in this Agreement are for convenience purposes only and are not to be used to interpret or define the provisions of this Agreement. Governing Law. With respect to procedural matters related to the perfection and enforcement of Lender's rights against the Collateral, this Agreement wilt be governed by federal law applicable to Lender and to the extent not preempted by federal law, the laws of the State of California. In all other respects, this Agreement will be governed by federal law applicable to Lender and, to the extent not preempted by federal law, the laws of the State of California without regard to its conflicts of law provisions.However, if there ever is a question about whether any provision of this Agreement is valid or enforceable, the provision that is questioned will be governed by whichever state or federal law would find the provision to be valid and enforceable. The loan transaction that is evidenced by the Note and this Agreement has been applied for, considered, approved and made, and all necessary loan documents have been accepted by Lender in the State of California. Choice of Venue. If there is a lawsuit, Grantor agrees upon Lender's request to submit to the jurisdiction of the courts of Bernadino County, State of California. Joint and Several Liability. All obligations of Borrower and Grantor under this Agreement shall be joint and several, and all references to Grantor shall mean each and every Grantor, and all references to Borrower shall mean each and every Borrower. Thsi means that each Borrower and Grantor signing below is responsible for all obligations in this Agreement. Where any one or more of the parties is a corporation, partnership, limited liability company or similar entity, it is not necessary for Lender to inquire into the powers of any of the officers. directors, partners. members, or other agents acting or purporting to act on the entity's behalf, and any obligations made or created in reliance upon the professed exercise of such powers shall be guaranteed under this Agreement. Preference Payments. Any monies Lender pays because of an asserted preference claim in Borrower's or Grantor's bankruptcy will become a part of the Indebtedness and, at Lender's option, shall be payable by Borrower and Grantor as pr ovided in this Agreement. No Waiver by Lender. Lender shall not be deemed to have waived any rights under this Agreement unless such waiver is given in writing and signed by Lender. No delay or omission on the part .of Lender in exercising any right shall operate as a waiver of such right or any other right. A waiver by Lender of a provision of this Agreement shall not prejudice or constitute a waiver of Lender's right otherwise to demand strict compliance with that provision or any other provision of this Agreement. No prior waiver by Lender, nor any course of dealing between Lender and Grantor, shall constitute a waiver of any of Lender's rights or of any of Grantor's obligations as to any future transactions. Whenever the consent of Lender is required under this Agreement. the granting of such consent by Lender in any instance shall not constitute continuing consent to subsequent instances where such consent is required and in all cases such consent may be granted or withheld in the sole discretion of Lender. Notices. Any notice required to be given under this Agreement shall be given in writing, and shall be effective when actually delivered, when actually received by telefacsimile (unless otherwise required by law). when deposited with a nationally recognized overnight courier, or, if mailed, when deposited in the United States mail, as first class, certified or registered mail postage prepaid, directed to the addresses shown near the beginning of this Agreement. Any party may change its address for notices under this Agreement by giving formalwritten notice to the other parties, specifying that the purpose of the notice is to change the party's address. For notice purposes, Grantor agrees to keep Lender informed at all times of Grantor's current address. Unless otherwise provided or required by law, if there is more than one Grantor, any notice given by Lender to any Grantor is deemed to be notice given to all Grantors. Power of Attorney. Grantor hereby appoints Lender as Grantor's irrevocabel attorney-in-fact for the purpose of executing any documents necessary to perfect. amend, or to continue the security interest granted in this Agreement or to demand termination of filings of other secured parties. Lender may at any time, and without further authorization from Grantor, file a carbon, photographci or other reproduction of any financing statement or of this Agreement for use as a financing statement. Grantor will reimburse Lender for all expenses for the perfection and the continuation of the perfection of Lender's security interest in the Collateral. Waiver of Co-Obligor's Rights. If more than one person is obligated for the Indebtedness, Grantor irrevocably waives, disclaims and relinquishes all claims against such other person which Grantor has or would otherwise have by virtue of payment of the Indebtedness or any part thereof, specifically including but not limited to all rights of indemnity, contribution or exoneration. Severability. If a court of competent jurisdiction finds any provision of this Agreement to be illegal, invalid, or unenforceable as to any circumstance, that finding shall not make the offending provision illegal, invalid, or unenforceable as to any other circumstance. If feasible, the offending provision shall be considered modified so that it becomes legal, valid and enforceable. If the offending provision cannot be so modified, it shall be considered deleted from this Agreement. Unless otherwise required by law. the illegality, invalidity, or unenforceability of any provision of this Agreement shall not affect the legality, validity or enforceability of any other provision of this Agreement. Successors and Assigns. Subject to any limitations stated in this Agreement on transfer of Grantor's interest, this Agreement shall be binding upon and inure to the benefit of the parties. their successors and assigns. If ownership of the Collateral becomes vested in a person other than Grantor, Lender, without notice to Grantor, may deal with Grantor's successors with reference to this Agreement and the Indebtedness by way of forbearance or extension without releasing Grantor from the obligations of this Agreement or liability under the Indebtedness. Survival of Representations and Warranties. All representations. warranties, and agreements made by Grantor in this Agreement shall survive the execution and delivery of this Agreement. shall be continuing in nature, and shall remain in full force and effect until such time as Borrower's

Indebtedness shall be paid in full. Time is of the Essence. Time is of the essence in the performance of this Agreement. Waive Jury. To the extent permitted by applicable law, all parties to this Agreement hereby waive the right to any jury trial in any action, proceeding, or counterclaim brought by any party against any other party . DEFINITIONS. The following capitalized words and terms shall have the following meanings when used in this Agreement. Unless specifically stated to the contrary, all references to dollar amounts shall mean amounts in lawful money of the United States of America. Words and terms used in the singular shall include the plural, and the plural shall include the singular, as the context may require. Words and terms not otherwise defined in this Agreement shall have the meanings attributed to such terms in the Uniform Commercial Code: Agreement. The word "Agreement" means this Commercial Security Agreement, as this Commercial Security Agreement may be amended or modifei d from time to time, together with all exl1ibils and schedules attached to this Commercial Security Agreement from time to time. Borrower. The word "Borrower" means GLOBAL WELLS INVESTMENT GROUP LLC, A TEXAS LIMITED LIABILITY COMPANY and includes all co-signers and co-makers signing the Note and all their successors and assigns. Collateral. The word "Collateral" means all of Grantor's right, title and interest in and to all the Collateral as described in the Collateral Description section of this Agreement. Environmental Laws. The words "Environmental Laws" mean any and all state, federal and localstatutes, regulations and ordinances relating to t he protection of human health or the environment, including without limitation the Comprehensvi e Environmental Response. Compensation, and Liability Act of 1980, as amended, 42 U.S.C. Section 9601, et seq. ("CERCLA"), the Superfund Amendments and Reauthorization Act of 1986, Pub. L. No. 99-499 ("SARA"), the Hazardous Materials Transportation Act, 49 U.S.C. Section 1801, et seq., the Resource Conservation and Recovery Act, 42 U.S.C. Section 6901, et seq., Chapters 6.5 through 7.7 of Division 20 of the California Health and Safety Code, Section 25100, et seq., or other applicable state or federal laws, rules, or regulations adopted pursuant thereto. Event of Default. The words "Event of Default" mean any of the events of default set forth in this Agreement in the default section of this Agreement. Grantor. The word "Grantor" means LOLLICUP USA, INC., A CALIFORNIA CORPORATION. Guarantor. The word "Guarantor" means any guarantor, surety, or accommodation party of any or all of the Indebtedness. Guaranty. The word "Guaranty" means the guaranty from Guarantor to ender.including without limitation a guaranty of all or part of the Note. Hazardous Substances. The words "Hazardous Substances'' mean materai ls that, because of their quantity, concentration or physical, chemical or infectious characteristics, may cause or pose a present or potential hazard to human health or the environment when improperly used, treated, stored, disposed of. generated, manufactured, transported or otherwsi e handled. The words "Hazardous Substances" are used in their very broadest sense and include without limitation any and all hazardous or toxic substances, materials or waste as defined by or listed under the Environmental Laws. The term ''Hazardous Substances" also includes, without limitation. petroleum and petroleum by-products or any fraction thereof and asbestos. Indebtedness. The word ''Indebtedness" means the indebtedness evidenced by the Note and all future advances made pursuant to the Note or any renewal. extension or modification thereof, including all principal and interest. together with all other indebtedness and cost and expenses for whci h Grantor is responsible under this Agreement or under any of the Related Documents. Lender. The word "Lender" means HANMI BANK. its successors and assigns. Note. The word "Note" means the Note dated June 30, 2020 and executed by GLOBAL WELLS INVESTMENT GROUP LLC, A TEXAS LIMITED LIABILITY COMPANY in the principal amount of $16,540,000.00, together with all renewals of, extensions of, modifications of, refinancings of, consolidations of, and substitutions for the note or credit agreement. Property. The word "Property" means all of Grantor's right, title and interest in and to all the Property as described in the "Collateral Description" section of this Agreement. Related Documents. The words "Related Documents" mean all promissory notes, credit agreements, loan agreements, environmental agreements, security agreements, mortgages. deeds of trust. security deeds, collateral mortgages, and all other instruments, agreements and documents, whether now or hereafter existing, executed in connection with the Indebtedness. BORROWER AND GRANTOR HAVE READ AND UNDERSTOOD ALL THE PROVISIONS OF THIS COMMERCIAL SECURITY AGREEMENT AND AGREE TO ITS TERMS.THIS AGREEMENT IS DATED JUNE 30,2020.

GRANTOR: LOLLICUP USA, INC.,ALIFORNIA CORPORATION By: -----,---------ALAN YU, Preside . t ·· LLICUP USA, INC., A CALIFORNIA CORPO BORROWER: MARVIN CHENG, Secretary of LOLLICUP INC., A CALIFORNIA CORPORATION GLOBAL WELLS INVESTMENT GRPUP LLC, A TEXAS LIMITED LIABILITY COMPANY By:..,.,--,-,.,. =-..._..., -=-:-::-=-:--:----:-:=-:--::----ALAN YU,,GLOBAL WELLS INVESTMENG A TEXAS LIMITED LIABILIT Y COM By.===rlL MARVIN CHENG, Manager of GLOBA INVESTMENT GROUP LIABILITY COMPANY

BUSINESS LOAN AGREEMENT

Principal	Loan Date	Maturity	Loan No	Call / Coll	Account	Officer	Initials
$16,540,000.00	06-30-2020	06-30-2025	71148992				

References in the boxes above are for Lender's use only and do not limit the applicability of this document to any particular loan or item. Any item above containing "****" has been omitted due to text length limitations.

Borrower: GLOBAL WELLS INVESTMENT GROUP LLC, A TEXAS LIMITED LIABILITY COMPANY
6185 KIMBALL AVENUE
CHINO, CA 91708

Lender: HANMI BANK
CORPORATE BANKING CENTER I
933 S. VERMONT AVE., 2ND FLOOR
LOS ANGELES, CA 90006

THIS BUSINESS LOAN AGREEMENT dated June 30, 2020, is made and executed between GLOBAL WELLS INVESTMENT GROUP LLC, A TEXAS LIMITED LIABILITY COMPANY ("Borrower") and HANMI BANK ("Lender") on the following terms and conditions. Borrower has received prior commercial loans from Lender or has applied to Lender for a commercial loan or loans or other financial accommodations, including those which may be described on any exhibit or schedule attached to this Agreement. Borrower understands and agrees that: (A) in granting, renewing, or extending any Loan, Lender is relying upon Borrower's representations, warranties, and agreements as set forth in this Agreement; (B) the granting, renewing, or extending of any Loan by Lender at all times shall be subject to Lender's sole judgment and discretion; and (C) all such Loans shall be and remain subject to the terms and conditions of this Agreement.

TERM. This Agreement shall be effective as of June 30, 2020, and shall continue in full force and effect until such time as all of Borrower's Loans in favor of Lender have been paid in full, including principal, interest, costs, expenses, attorneys' fees, and other fees and charges, or until such time as the parties may agree in writing to terminate this Agreement.

CONDITIONS PRECEDENT TO EACH ADVANCE. Lender's obligation to make the initial Advance and each subsequent Advance under this Agreement shall be subject to the fulfillment to Lender's satisfaction of all of the conditions set forth in this Agreement and in the Related Documents.

Loan Documents. Borrower shall provide to Lender the following documents for the Loan: (1) the Note; (2) Security Agreements granting to Lender security interests in the Collateral; (3) financing statements and all other documents perfecting Lender's Security Interests; (4) evidence of insurance as required below; (5) guaranties; (6) together with all such Related Documents as Lender may require for the Loan; all in form and substance satisfactory to Lender and Lender's counsel.

Borrower's Authorization. Borrower shall have provided in form and substance satisfactory to Lender properly certified resolutions, duly authorizing the execution and delivery of this Agreement, the Note and the Related Documents. In addition, Borrower shall have provided such other resolutions, authorizations, documents and instruments as Lender or its counsel, may require.

Payment of Fees and Expenses. Borrower shall have paid to Lender all fees, charges, and other expenses which are then due and payable as specified in this Agreement or any Related Document.

Representations and Warranties. The representations and warranties set forth in this Agreement, in the Related Documents, and in any document or certificate delivered to Lender under this Agreement are true and correct.

No Event of Default. There shall not exist at the time of any Advance a condition which would constitute an Event of Default under this Agreement or under any Related Document.

REPRESENTATIONS AND WARRANTIES. Borrower represents and warrants to Lender, as of the date of this Agreement, as of the date of each disbursement of loan proceeds, as of the date of any renewal, extension or modification of any Loan, and at all times any Indebtedness exists:

Organization. Borrower is a limited liability company which is, and at all times shall be, duly organized, validly existing, and in good standing under and by virtue of the laws of the State of Texas. Borrower is duly authorized to transact business in all other states in which Borrower is doing business, having obtained all necessary filings, governmental licenses and approvals for each state in which Borrower is doing business. Specifically, Borrower is, and at all times shall be, duly qualified as a foreign limited liability company in all states in which the failure to so qualify would have a material adverse effect on its business or financial condition. Borrower has the full power and authority to own its properties and to transact the business in which it is presently engaged or presently proposes to engage. Borrower maintains an office at 6185 KIMBALL AVENUE, CHINO, CA 91708. Unless Borrower has designated otherwise in writing, the principal office is the office at which Borrower keeps its books and records including its records concerning the Collateral. Borrower will notify Lender prior to any change in the location of Borrower's state of organization or any change in Borrower's name. Borrower shall do all things necessary to preserve and to keep in full force and effect its existence, rights and privileges, and shall comply with all regulations, rules, ordinances, statutes, orders and decrees of any governmental or quasi-governmental authority or court applicable to Borrower and Borrower's business activities.

Assumed Business Names. Borrower has filed or recorded all documents or filings required by law relating to all assumed business names used by Borrower. Excluding the name of Borrower, the following is a complete list of all assumed business names under which Borrower does business: **None.**

Authorization. Borrower's execution, delivery, and performance of this Agreement and all the Related Documents have been duly authorized by all necessary action by Borrower and do not conflict with, result in a violation of, or constitute a default under (1) any provision of (a) Borrower's articles of organization or membership agreements, or (b) any agreement or other instrument binding upon Borrower or (2) any law, governmental regulation, court decree, or order applicable to Borrower or to Borrower's properties.

Financial Information. Each of Borrower's financial statements supplied to Lender truly and completely disclosed Borrower's financial condition as of the date of the statement, and there has been no material adverse change in Borrower's financial condition subsequent to the date of the most recent financial statement supplied to Lender. Borrower has no material contingent obligations except as disclosed in such financial statements.

Legal Effect. This Agreement constitutes, and any instrument or agreement Borrower is required to give under this Agreement when delivered will constitute legal, valid, and binding obligations of Borrower enforceable against Borrower in accordance with their respective terms.

Properties. Except as contemplated by this Agreement or as previously disclosed in Borrower's financial statements or in writing to Lender and as accepted by Lender, and except for property tax liens for taxes not presently due and payable, Borrower owns and has good title to all of Borrower's properties free and clear of all Security Interests, and has not executed any security documents or financing statements relating to such properties. All of Borrower's properties are titled in Borrower's legal name, and Borrower has not used or filed a financing statement under any other name for at least the last five (5) years.

Hazardous Substances. Except as disclosed to and acknowledged by Lender in writing, Borrower represents and warrants that: (1) During

Loan No: 71148992 **BUSINESS LOAN AGREEMENT (Continued)** Page 2

the period of Borrower's ownership of the Collateral, there has been no use, generation, manufacture, storage, treatment, disposal, release or threatened release of any Hazardous Substance by any person on, under, about or from any of the Collateral. (2) Borrower has no knowledge of, or reason to believe that there has been (a) any breach or violation of any Environmental Laws; (b) any use, generation, manufacture, storage, treatment, disposal, release or threatened release of any Hazardous Substance on, under, about or from the Collateral by any prior owners or occupants of any of the Collateral; or (c) any actual or threatened litigation or claims of any kind by any person relating to such matters. (3) Neither Borrower nor any tenant, contractor, agent or other authorized user of any of the Collateral shall use, generate, manufacture, store, treat, dispose of or release any Hazardous Substance on, under, about or from any of the Collateral; and any such activity shall be conducted in compliance with all applicable federal, state, and local laws, regulations, and ordinances, including without limitation all Environmental Laws. Borrower authorizes Lender and its agents to enter upon the Collateral to make such inspections and tests as Lender may deem appropriate to determine compliance of the Collateral with this section of the Agreement. Any inspections or tests made by Lender shall be at Borrower's expense and for Lender's purposes only and shall not be construed to create any responsibility or liability on the part of Lender to Borrower or to any other person. The representations and warranties contained herein are based on Borrower's due diligence in investigating the Collateral for hazardous waste and Hazardous Substances. Borrower hereby (1) releases and waives any future claims against Lender for indemnity or contribution in the event Borrower becomes liable for cleanup or other costs under any such laws, and (2) agrees to indemnify, defend, and hold harmless Lender against any and all claims, losses, liabilities, damages, penalties, and expenses which Lender may directly or indirectly sustain or suffer resulting from a breach of this section of the Agreement or as a consequence of any use, generation, manufacture, storage, disposal, release or threatened release of a hazardous waste or substance on the Collateral. The provisions of this section of the Agreement, including the obligation to indemnify and defend, shall survive the payment of the Indebtedness and the termination, expiration or satisfaction of this Agreement and shall not be affected by Lender's acquisition of any interest in any of the Collateral, whether by foreclosure or otherwise.

Litigation and Claims. No litigation, claim, investigation, administrative proceeding or similar action (including those for unpaid taxes) against Borrower is pending or threatened, and no other event has occurred which may materially adversely affect Borrower's financial condition or properties, other than litigation, claims, or other events, if any, that have been disclosed to and acknowledged by Lender in writing.

Taxes. To the best of Borrower's knowledge, all of Borrower's tax returns and reports that are or were required to be filed, have been filed, and all taxes, assessments and other governmental charges have been paid in full, except those presently being or to be contested by Borrower in good faith in the ordinary course of business and for which adequate reserves have been provided.

Lien Priority. Unless otherwise previously disclosed to Lender in writing, Borrower has not entered into or granted any Security Agreements, or permitted the filing or attachment of any Security Interests on or affecting any of the Collateral directly or indirectly securing repayment of Borrower's Loan and Note, that would be prior or that may in any way be superior to Lender's Security Interests and rights in and to such Collateral.

Binding Effect. This Agreement, the Note, all Security Agreements (if any), and all Related Documents are binding upon the signers thereof, as well as upon their successors, representatives and assigns, and are legally enforceable in accordance with their respective terms.

AFFIRMATIVE COVENANTS. Borrower covenants and agrees with Lender that, so long as this Agreement remains in effect, Borrower will:

Notices of Claims and Litigation. Promptly inform Lender in writing of (1) all material adverse changes in Borrower's financial condition, and (2) all existing and all threatened litigation, claims, investigations, administrative proceedings or similar actions affecting Borrower or any Guarantor which could materially affect the financial condition of Borrower or the financial condition of any Guarantor.

Financial Records. Maintain its books and records in accordance with GAAP, applied on a consistent basis, and permit Lender to examine and audit Borrower's books and records at all reasonable times.

Financial Statements. Furnish Lender with such financial statements and other related information at such frequencies and in such detail as Lender may reasonably request.

Additional Information. Furnish such additional information and statements, as Lender may request from time to time.

Insurance. Maintain fire and other risk insurance, public liability insurance, and such other insurance as Lender may require with respect to Borrower's properties and operations, in form, amounts, coverages and with insurance companies acceptable to Lender. Borrower, upon request of Lender, will deliver to Lender from time to time the policies or certificates of insurance in form satisfactory to Lender, including stipulations that coverages will not be cancelled or diminished without at least ten (10) days prior written notice to Lender. Each insurance policy also shall include an endorsement providing that coverage in favor of Lender will not be impaired in any way by any act, omission or default of Borrower or any other person. In connection with all policies covering assets in which Lender holds or is offered a security interest for the Loans, Borrower will provide Lender with such lender's loss payable or other endorsements as Lender may require.

Insurance Reports. Furnish to Lender, upon request of Lender, reports on each existing insurance policy showing such information as Lender may reasonably request, including without limitation the following: (1) the name of the insurer; (2) the risks insured; (3) the amount of the policy; (4) the properties insured; (5) the then current property values on the basis of which insurance has been obtained, and the manner of determining those values; and (6) the expiration date of the policy. In addition, upon request of Lender (however not more often than annually), Borrower will have an independent appraiser satisfactory to Lender determine, as applicable, the actual cash value or replacement cost of any Collateral. The cost of such appraisal shall be paid by Borrower.

Guaranties. Prior to disbursement of any Loan proceeds, furnish executed guaranties of the Loans in favor of Lender, executed by the guarantors named below, on Lender's forms, and in the amounts and under the conditions set forth in those guaranties.

Names of Guarantors	Amounts
LOLLICUP USA, INC., A CALIFORNIA CORPORATION	Unlimited
ALAN YU	Unlimited
MARVIN CHENG	Unlimited

Other Agreements. Comply with all terms and conditions of all other agreements, whether now or hereafter existing, between Borrower and any other party and notify Lender immediately in writing of any default in connection with any other such agreements.

Loan Proceeds. Use all Loan proceeds solely for Borrower's business operations, unless specifically consented to the contrary by Lender in writing.

Taxes, Charges and Liens. Pay and discharge when due all of its indebtedness and obligations, including without limitation all assessments, taxes, governmental charges, levies and liens, of every kind and nature, imposed upon Borrower or its properties, income, or profits, prior

Loan No: 71148992 **BUSINESS LOAN AGREEMENT (Continued)** Page 3

to the date on which penalties would attach, and all lawful claims that, if unpaid, might become a lien or charge upon any of Borrower's properties, income, or profits. Provided however, Borrower will not be required to pay and discharge any such assessment, tax, charge, levy, lien or claim so long as (1) the legality of the same shall be contested in good faith by appropriate proceedings, and (2) Borrower shall have established on Borrower's books adequate reserves with respect to such contested assessment, tax, charge, levy, lien, or claim in accordance with GAAP.

Performance. Perform and comply, in a timely manner, with all terms, conditions, and provisions set forth in this Agreement, in the Related Documents, and in all other instruments and agreements between Borrower and Lender. Borrower shall notify Lender immediately in writing of any default in connection with any agreement.

Operations. Maintain executive and management personnel with substantially the same qualifications and experience as the present executive and management personnel; provide written notice to Lender of any change in executive and management personnel; conduct its business affairs in a reasonable and prudent manner.

Environmental Studies. Promptly conduct and complete, at Borrower's expense, all such investigations, studies, samplings and testings as may be requested by Lender or any governmental authority relative to any substance, or any waste or by-product of any substance defined as toxic or a hazardous substance under applicable federal, state, or local law, rule, regulation, order or directive, at or affecting any property or any facility owned, leased or used by Borrower.

Compliance with Governmental Requirements. Comply with all laws, ordinances, and regulations, now or hereafter in effect, of all governmental authorities applicable to the conduct of Borrower's properties, businesses and operations, and to the use or occupancy of the Collateral, including without limitation, the Americans With Disabilities Act. Borrower may contest in good faith any such law, ordinance, or regulation and withhold compliance during any proceeding, including appropriate appeals, so long as Borrower has notified Lender in writing prior to doing so and so long as, in Lender's sole opinion, Lender's interests in the Collateral are not jeopardized. Lender may require Borrower to post adequate security or a surety bond, reasonably satisfactory to Lender, to protect Lender's interest.

Inspection. Permit employees or agents of Lender at any reasonable time to inspect any and all Collateral for the Loan or Loans and Borrower's other properties and to examine or audit Borrower's books, accounts, and records and to make copies and memoranda of Borrower's books, accounts, and records. If Borrower now or at any time hereafter maintains any records (including without limitation computer generated records and computer software programs for the generation of such records) in the possession of a third party, Borrower, upon request of Lender, shall notify such party to permit Lender free access to such records at all reasonable times and to provide Lender with copies of any records it may request, all at Borrower's expense.

Compliance Certificates. Unless waived in writing by Lender, provide Lender at least annually, with a certificate executed by Borrower's chief financial officer, or other officer or person acceptable to Lender, certifying that the representations and warranties set forth in this Agreement are true and correct as of the date of the certificate and further certifying that, as of the date of the certificate, no Event of Default exists under this Agreement.

Environmental Compliance and Reports. Borrower shall comply in all respects with any and all Environmental Laws; not cause or permit to exist, as a result of an intentional or unintentional action or omission on Borrower's part or on the part of any third party, on property owned and/or occupied by Borrower, any environmental activity where damage may result to the environment, unless such environmental activity is pursuant to and in compliance with the conditions of a permit issued by the appropriate federal, state or local governmental authorities; shall furnish to Lender promptly and in any event within thirty (30) days after receipt thereof a copy of any notice, summons, lien, citation, directive, letter or other communication from any governmental agency or instrumentality concerning any intentional or unintentional action or omission on Borrower's part in connection with any environmental activity whether or not there is damage to the environment and/or other natural resources.

Additional Assurances. Make, execute and deliver to Lender such promissory notes, mortgages, deeds of trust, security agreements, assignments, financing statements, instruments, documents and other agreements as Lender or its attorneys may reasonably request to evidence and secure the Loans and to perfect all Security Interests.

RECOVERY OF ADDITIONAL COSTS. If the imposition of or any change in any law, rule, regulation, guideline, or generally accepted accounting principle, or the interpretation or application of any thereof by any court, administrative or governmental authority, or standard-setting organization (including any request or policy not having the force of law) shall impose, modify or make applicable any taxes (except federal, state or local income or franchise taxes imposed on Lender), reserve requirements, capital adequacy requirements or other obligations which would (A) increase the cost to Lender for extending or maintaining the credit facilities to which this Agreement relates, (B) reduce the amounts payable to Lender under this Agreement or the Related Documents, or (C) reduce the rate of return on Lender's capital as a consequence of Lender's obligations with respect to the credit facilities to which this Agreement relates, then Borrower agrees to pay Lender such additional amounts as will compensate Lender therefor, within five (5) days after Lender's written demand for such payment, which demand shall be accompanied by an explanation of such imposition or charge and a calculation in reasonable detail of the additional amounts payable by Borrower, which explanation and calculations shall be conclusive in the absence of manifest error.

LENDER'S EXPENDITURES. If any action or proceeding is commenced that would materially affect Lender's interest in the Collateral or if Borrower fails to comply with any provision of this Agreement or any Related Documents, including but not limited to Borrower's failure to discharge or pay when due any amounts Borrower is required to discharge or pay under this Agreement or any Related Documents, Lender on Borrower's behalf may (but shall not be obligated to) take any action that Lender deems appropriate, including but not limited to discharging or paying all taxes, liens, security interests, encumbrances and other claims, at any time levied or placed on any Collateral and paying all costs for insuring, maintaining and preserving any Collateral. All such expenditures incurred or paid by Lender for such purposes will then bear interest at the rate charged under the Note from the date incurred or paid by Lender to the date of repayment by Borrower. All such expenses will become a part of the Indebtedness and, at Lender's option, will (A) be payable on demand; (B) be added to the balance of the Note and be apportioned among and be payable with any installment payments to become due during either (1) the term of any applicable insurance policy; or (2) the remaining term of the Note; or (C) be treated as a balloon payment which will be due and payable at the Note's maturity.

NEGATIVE COVENANTS. Borrower covenants and agrees with Lender that while this Agreement is in effect, Borrower shall not, without the prior written consent of Lender:

Indebtedness and Liens. (1) Except for trade debt incurred in the normal course of business and indebtedness to Lender contemplated by this Agreement, create, incur or assume indebtedness for borrowed money, including capital leases, (2) sell, transfer, mortgage, assign, pledge, lease, grant a security interest in, or encumber any of Borrower's assets (except as allowed as Permitted Liens), or (3) sell with recourse any of Borrower's accounts, except to Lender.

Continuity of Operations. (1) Engage in any business activities substantially different than those in which Borrower is presently engaged, (2) cease operations, liquidate, merge or restructure as a legal entity (whether by division or otherwise), consolidate with or acquire any other entity, change its name, convert to another type of entity or redomesticate, dissolve or transfer or sell Collateral out of the ordinary course of business, or (3) make any distribution with respect to any capital account, whether by reduction of capital or otherwise.

Loan No: 71148992 BUSINESS LOAN AGREEMENT (Continued) Page 4

Loans, Acquisitions and Guaranties. (1) Loan, invest in or advance money or assets to any other person, enterprise or entity, (2) purchase, create or acquire any interest in any other enterprise or entity, or (3) incur any obligation as surety or guarantor other than in the ordinary course of business.

Agreements. Enter into any agreement containing any provisions which would be violated or breached by the performance of Borrower's obligations under this Agreement or in connection herewith.

CESSATION OF ADVANCES. If Lender has made any commitment to make any Loan to Borrower, whether under this Agreement or under any other agreement, Lender shall have no obligation to make Loan Advances or to disburse Loan proceeds if: (A) Borrower or any Guarantor is in default under the terms of this Agreement or any of the Related Documents or any other agreement that Borrower or any Guarantor has with Lender; (B) Borrower or any Guarantor dies, becomes incompetent or becomes insolvent, files a petition in bankruptcy or similar proceedings, or is adjudged a bankrupt; (C) there occurs a material adverse change in Borrower's financial condition, in the financial condition of any Guarantor, or in the value of any Collateral securing any Loan; or (D) any Guarantor seeks, claims or otherwise attempts to limit, modify or revoke such Guarantor's guaranty of the Loan or any other loan with Lender.

DEFAULT. Each of the following shall constitute an Event of Default under this Agreement:

Payment Default. Borrower fails to make any payment when due under the Loan.

Other Defaults. Borrower fails to comply with or to perform any other term, obligation, covenant or condition contained in this Agreement or in any of the Related Documents or to comply with or to perform any term, obligation, covenant or condition contained in any other agreement between Lender and Borrower.

Environmental Default. Failure of any party to comply with or perform when due any term, obligation, covenant or condition contained in any environmental agreement executed in connection with any Loan.

Default in Favor of Third Parties. Borrower or any Grantor defaults under any loan, extension of credit, security agreement, purchase or sales agreement, or any other agreement, in favor of any other creditor or person that may materially affect any of Borrower's or any Grantor's property or Borrower's or any Grantor's ability to repay the Loans or perform their respective obligations under this Agreement or any of the Related Documents.

False Statements. Any warranty, representation or statement made or furnished to Lender by Borrower or on Borrower's behalf under this Agreement or the Related Documents is false or misleading in any material respect, either now or at the time made or furnished or becomes false or misleading at any time thereafter.

Death or Insolvency. The dissolution of Borrower (regardless of whether election to continue is made), any member withdraws from Borrower, or any other termination of Borrower's existence as a going business or the death of any member, the insolvency of Borrower, the appointment of a receiver for any part of Borrower's property, any assignment for the benefit of creditors, any type of creditor workout, or the commencement of any proceeding under any bankruptcy or insolvency laws by or against Borrower.

Defective Collateralization. This Agreement or any of the Related Documents ceases to be in full force and effect (including failure of any collateral document to create a valid and perfected security interest or lien) at any time and for any reason.

Creditor or Forfeiture Proceedings. Commencement of foreclosure or forfeiture proceedings, whether by judicial proceeding, self-help, repossession or any other method, by any creditor of Borrower or by any governmental agency against any collateral securing the Loan. This includes a garnishment of any of Borrower's accounts, including deposit accounts, with Lender. However, this Event of Default shall not apply if there is a good faith dispute by Borrower as to the validity or reasonableness of the claim which is the basis of the creditor or forfeiture proceeding and if Borrower gives Lender written notice of the creditor or forfeiture proceeding and deposits with Lender monies or a surety bond for the creditor or forfeiture proceeding, in an amount determined by Lender, in its sole discretion, as being an adequate reserve or bond for the dispute.

Events Affecting Guarantor. Any of the preceding events occurs with respect to any Guarantor of any of the Indebtedness or any Guarantor dies or becomes incompetent, or revokes or disputes the validity of, or liability under, any Guaranty of the Indebtedness.

Adverse Change. A material adverse change occurs in Borrower's financial condition, or Lender believes the prospect of payment or performance of the Loan is impaired.

Insecurity. Lender in good faith believes itself insecure.

Right to Cure. If any default, other than a default on Indebtedness, is curable and if Borrower or Grantor, as the case may be, has not been given a notice of a similar default within the preceding twelve (12) months, it may be cured if Borrower or Grantor, as the case may be, after Lender sends written notice to Borrower or Grantor, as the case may be, demanding cure of such default: (1) cure the default within fifteen (15) days; or (2) if the cure requires more than fifteen (15) days, immediately initiate steps which Lender deems in Lender's sole discretion to be sufficient to cure the default and thereafter continue and complete all reasonable and necessary steps sufficient to produce compliance as soon as reasonably practical.

EFFECT OF AN EVENT OF DEFAULT. If any Event of Default shall occur, except where otherwise provided in this Agreement or the Related Documents, all commitments and obligations of Lender under this Agreement or the Related Documents or any other agreement immediately will terminate (including any obligation to make further Loan Advances or disbursements), and, at Lender's option, all Indebtedness immediately will become due and payable, all without notice of any kind to Borrower, except that in the case of an Event of Default of the type described in the "Insolvency" subsection above, such acceleration shall be automatic and not optional. In addition, Lender shall have all the rights and remedies provided in the Related Documents or available at law, in equity, or otherwise. Except as may be prohibited by applicable law, all of Lender's rights and remedies shall be cumulative and may be exercised singularly or concurrently. Election by Lender to pursue any remedy shall not exclude pursuit of any other remedy, and an election to make expenditures or to take action to perform an obligation of Borrower or of any Grantor shall not affect Lender's right to declare a default and to exercise its rights and remedies.

CROSS-DEFAULT. THE OCCURRENCE OF ANY DEFAULT OF THE BORROWER OR CORPORATE GUARANTOR (LOLLICUP USA, INC.) IN THE PAYMENT OF ANY INDEBTEDNESS OR OBLIGATION OF THE BORROWER OR CORPORATE GUARANTOR (LOLLICUP USA, INC.) TO THE LENDER, SHALL CONSTITUTE A DEFAULT IN RESPECT OF ALL INDEBTEDNESS OF THE BORROWER TO THE LENDER. SUCH NOTE INCLUDES ANY AND ALL EXTENSIONS, RENEWALS, MODIFICATIONS, SUBSTITUTIONS, REPLACEMENTS, AND CHANGES IN FORM THEREOF, WHICH MAY BE EFFECTED BETWEEN THE LENDER AND THE BORROWER FROM TIME TO TIME AND FOR ANY TERM OR TERMS EFFECTED BY AGREEMENT BETWEEN THE BORROWER OR CORPORATE GUARANTOR (LOLLICUP USA, INC.) AND THE LENDER.

LOAN COVENANTS AND CONDITIONS. An exhibit, titled "LOAN COVENANTS AND CONDITIONS," is attached to this Agreement and by this reference is made a part of this Agreement just as if all the provisions, terms and conditions of the Exhibit had been fully set forth in this Agreement.

MISCELLANEOUS PROVISIONS. The following miscellaneous provisions are a part of this Agreement:

Loan No: 71148992 **BUSINESS LOAN AGREEMENT (Continued)** Page 5

Amendments. This Agreement, together with any Related Documents, constitutes the entire understanding and agreement of the parties as to the matters set forth in this Agreement. No alteration of or amendment to this Agreement shall be effective unless given in writing and signed by the party or parties sought to be charged or bound by the alteration or amendment.

Attorneys' Fees; Expenses. Borrower agrees to pay upon demand all of Lender's costs and expenses, including Lender's attorneys' fees and Lender's legal expenses, incurred in connection with the enforcement of this Agreement. Lender may hire or pay someone else to help enforce this Agreement, and Borrower shall pay the costs and expenses of such enforcement. Costs and expenses include Lender's attorneys' fees and legal expenses whether or not there is a lawsuit, including attorneys' fees and legal expenses for bankruptcy proceedings (including efforts to modify or vacate any automatic stay or injunction), appeals, and any anticipated post-judgment collection services. Borrower also shall pay all court costs and such additional fees as may be directed by the court.

Caption Headings. Caption headings in this Agreement are for convenience purposes only and are not to be used to interpret or define the provisions of this Agreement.

Consent to Loan Participation. Borrower agrees and consents to Lender's sale or transfer, whether now or later, of one or more participation interests in the Loan to one or more purchasers, whether related or unrelated to Lender. Lender may provide, without any limitation whatsoever, to any one or more purchasers, or potential purchasers, any information or knowledge Lender may have about Borrower or about any other matter relating to the Loan, and Borrower hereby waives any rights to privacy Borrower may have with respect to such matters. Borrower additionally waives any and all notices of sale of participation interests, as well as all notices of any repurchase of such participation interests. Borrower also agrees that the purchasers of any such participation interests will be considered as the absolute owners of such interests in the Loan and will have all the rights granted under the participation agreement or agreements governing the sale of such participation interests. Borrower further waives all rights of offset or counterclaim that it may have now or later against Lender or against any purchaser of such a participation interest and unconditionally agrees that either Lender or such purchaser may enforce Borrower's obligation under the Loan irrespective of the failure or insolvency of any holder of any interest in the Loan. Borrower further agrees that the purchaser of any such participation interests may enforce its interests irrespective of any personal claims or defenses that Borrower may have against Lender.

Governing Law. This Agreement will be governed by federal law applicable to Lender and, to the extent not preempted by federal law, the laws of the State of New Jersey without regard to its conflicts of law provisions. This Agreement has been accepted by Lender in the State of New Jersey.

Choice of Venue. If there is a lawsuit, Borrower agrees upon Lender's request to submit to the jurisdiction of the courts of SOMERSET County, State of New Jersey.

No Waiver by Lender. Lender shall not be deemed to have waived any rights under this Agreement unless such waiver is given in writing and signed by Lender. No delay or omission on the part of Lender in exercising any right shall operate as a waiver of such right or any other right. A waiver by Lender of a provision of this Agreement shall not prejudice or constitute a waiver of Lender's right otherwise to demand strict compliance with that provision or any other provision of this Agreement. No prior waiver by Lender, nor any course of dealing between Lender and Borrower, or between Lender and any Grantor, shall constitute a waiver of any of Lender's rights or of any of Borrower's or any Grantor's obligations as to any future transactions. Whenever the consent of Lender is required under this Agreement, the granting of such consent by Lender in any instance shall not constitute continuing consent to subsequent instances where such consent is required and in all cases such consent may be granted or withheld in the sole discretion of Lender.

Notices. Any notice required to be given under this Agreement shall be given in writing, and shall be effective when actually delivered, when actually received by telefacsimile (unless otherwise required by law), when deposited with a nationally recognized overnight courier, or, if mailed, when deposited in the United States mail, as first class, certified or registered mail postage prepaid, directed to the addresses shown near the beginning of this Agreement. Any party may change its address for notices under this Agreement by giving formal written notice to the other parties, specifying that the purpose of the notice is to change the party's address. For notice purposes, Borrower agrees to keep Lender informed at all times of Borrower's current address. Unless otherwise provided or required by law, if there is more than one Borrower, any notice given by Lender to any Borrower is deemed to be notice given to all Borrowers.

No Joint Venture or Partnership. The relationship of Borrower and Lender created by this Agreement is strictly that of debtor-creditor, and nothing contained in this Agreement or in any of the Related Documents shall be deemed or construed to create a partnership or joint venture between Borrower and Lender.

Severability. If a court of competent jurisdiction finds any provision of this Agreement to be illegal, invalid, or unenforceable as to any circumstance, that finding shall not make the offending provision illegal, invalid, or unenforceable as to any other circumstance. If feasible, the offending provision shall be considered modified so that it becomes legal, valid and enforceable. If the offending provision cannot be so modified, it shall be considered deleted from this Agreement. Unless otherwise required by law, the illegality, invalidity, or unenforceability of any provision of this Agreement shall not affect the legality, validity or enforceability of any other provision of this Agreement.

Subsidiaries and Affiliates of Borrower. To the extent the context of any provisions of this Agreement makes it appropriate, including without limitation any representation, warranty or covenant, the word "Borrower" as used in this Agreement shall include all of Borrower's subsidiaries and affiliates. Notwithstanding the foregoing however, under no circumstances shall this Agreement be construed to require Lender to make any Loan or other financial accommodation to any of Borrower's subsidiaries or affiliates.

Successors and Assigns. All covenants and agreements by or on behalf of Borrower contained in this Agreement or any Related Documents shall bind Borrower's successors and assigns and shall inure to the benefit of Lender and its successors and assigns. Borrower shall not, however, have the right to assign Borrower's rights under this Agreement or any interest therein, without the prior written consent of Lender.

Survival of Representations and Warranties. Borrower understands and agrees that in making the Loan, Lender is relying on all representations, warranties, and covenants made by Borrower in this Agreement or in any certificate or other instrument delivered by Borrower to Lender under this Agreement or the Related Documents. Borrower further agrees that regardless of any investigation made by Lender, all such representations, warranties and covenants will survive the making of the Loan and delivery to Lender of the Related Documents, shall be continuing in nature, and shall remain in full force and effect until such time as Borrower's Indebtedness shall be paid in full, or until this Agreement shall be terminated in the manner provided above, whichever is the last to occur.

Time is of the Essence. Time is of the essence in the performance of this Agreement.

Waive Jury. All parties to this Agreement hereby waive the right to any jury trial in any action, proceeding, or counterclaim brought by any party against any other party.

DEFINITIONS. The following capitalized words and terms shall have the following meanings when used in this Agreement. Unless specifically stated to the contrary, all references to dollar amounts shall mean amounts in lawful money of the United States of America. Words and terms used in the singular shall include the plural, and the plural shall include the singular, as the context may require. Words and terms not otherwise

Loan No: 71148992 | BUSINESS LOAN AGREEMENT (Continued) | Page 6

defined in this Agreement shall have the meanings attributed to such terms in the Uniform Commercial Code. Accounting words and terms not otherwise defined in this Agreement shall have the meanings assigned to them in accordance with generally accepted accounting principles as in effect on the date of this Agreement:

Advance. The word "Advance" means a disbursement of Loan funds made, or to be made, to Borrower or on Borrower's behalf on a line of credit or multiple advance basis under the terms and conditions of this Agreement.

Agreement. The word "Agreement" means this Business Loan Agreement, as this Business Loan Agreement may be amended or modified from time to time, together with all exhibits and schedules attached to this Business Loan Agreement from time to time.

Borrower. The word "Borrower" means GLOBAL WELLS INVESTMENT GROUP LLC, A TEXAS LIMITED LIABILITY COMPANY and includes all co-signers and co-makers signing the Note and all their successors and assigns.

Collateral. The word "Collateral" means all property and assets granted as collateral security for a Loan, whether real or personal property, whether granted directly or indirectly, whether granted now or in the future, and whether granted in the form of a security interest, mortgage, collateral mortgage, deed of trust, assignment, pledge, crop pledge, chattel mortgage, collateral chattel mortgage, chattel trust, factor's lien, equipment trust, conditional sale, trust receipt, lien, charge, lien or title retention contract, lease or consignment intended as a security device, or any other security or lien interest whatsoever, whether created by law, contract, or otherwise.

Environmental Laws. The words "Environmental Laws" mean any and all state, federal and local statutes, regulations and ordinances relating to the protection of human health or the environment, including without limitation the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended, 42 U.S.C. Section 9601, et seq. ("CERCLA"), the Superfund Amendments and Reauthorization Act of 1986, Pub. L. No. 99-499 ("SARA"), the Hazardous Materials Transportation Act, 49 U.S.C. Section 1801, et seq., the Resource Conservation and Recovery Act, 42 U.S.C. Section 6901, et seq., or other applicable state or federal laws, rules, or regulations adopted pursuant thereto. Also, the following statutes, rules and regulations are included, without limitation, in the words "Environmental Laws" as they are applied to Collateral located in the referenced states: Chapters 6.5 through 7.7 of Division 20 of the California Health and Safety Code, Section 25100, et seq.; and the New Jersey Industrial Site Recovery Act, NJSA Section 13:1K-6 ("ISRA"), the New Jersey Spill Compensation and Control Act, NJSA 58:10-23.11, et seq.

Event of Default. The words "Event of Default" mean any of the events of default set forth in this Agreement in the default section of this Agreement.

GAAP. The word "GAAP" means generally accepted accounting principles.

Grantor. The word "Grantor" means each and all of the persons or entities granting a Security Interest in any Collateral for the Loan, including without limitation all Borrowers granting such a Security Interest.

Guarantor. The word "Guarantor" means any guarantor, surety, or accommodation party of any or all of the Loan.

Guaranty. The word "Guaranty" means the guaranty from Guarantor to Lender, including without limitation a guaranty of all or part of the Note.

Hazardous Substances. The words "Hazardous Substances" mean materials that, because of their quantity, concentration or physical, chemical or infectious characteristics, may cause or pose a present or potential hazard to human health or the environment when improperly used, treated, stored, disposed of, generated, manufactured, transported or otherwise handled. The words "Hazardous Substances" are used in their very broadest sense and include without limitation any and all hazardous or toxic substances, materials or waste as defined by or listed under the Environmental Laws. The term "Hazardous Substances" also includes, without limitation, petroleum and petroleum by-products or any fraction thereof and asbestos.

Indebtedness. The word "Indebtedness" means the indebtedness evidenced by the Note and all future advances made pursuant to the Note or any renewal, extension or modification thereof, including all principal and interest, together with all other indebtedness and cost and expenses for which Grantor is responsible under this Agreement or under any of the Related Documents.

Lender. The word "Lender" means HANMI BANK, its successors and assigns.

Loan. The word "Loan" means any and all loans and financial accommodations from Lender to Borrower whether now or hereafter existing, and however evidenced, including without limitation those loans and financial accommodations described herein or described on any exhibit or schedule attached to this Agreement from time to time.

Note. The word "Note" means the Note dated June 30, 2020 and executed by GLOBAL WELLS INVESTMENT GROUP LLC, A TEXAS LIMITED LIABILITY COMPANY in the principal amount of $16,540,000.00, together with all renewals of, extensions of, modifications of, refinancings of, consolidations of, and substitutions for the note or credit agreement.

Permitted Liens. The words "Permitted Liens" mean (1) liens and security interests securing Indebtedness owed by Borrower to Lender; (2) liens for taxes, assessments, or similar charges either not yet due or being contested in good faith; (3) liens of materialmen, mechanics, warehousemen, or carriers, or other like liens arising in the ordinary course of business and securing obligations which are not yet delinquent; (4) purchase money liens or purchase money security interests upon or in any property acquired or held by Borrower in the ordinary course of business to secure indebtedness outstanding on the date of this Agreement or permitted to be incurred under the paragraph of this Agreement titled "Indebtedness and Liens"; (5) liens and security interests which, as of the date of this Agreement, have been disclosed to and approved by the Lender in writing; and (6) those liens and security interests which in the aggregate constitute an immaterial and insignificant monetary amount with respect to the net value of Borrower's assets.

Related Documents. The words "Related Documents" mean all promissory notes, credit agreements, loan agreements, environmental agreements, guaranties, security agreements, mortgages, deeds of trust, security deeds, collateral mortgages, and all other instruments, agreements and documents, whether now or hereafter existing, executed in connection with the Loan.

Security Agreement. The words "Security Agreement" mean and include without limitation any agreements, promises, covenants, arrangements, understandings or other agreements, whether created by law, contract, or otherwise, evidencing, governing, representing, or creating a Security Interest.

Security Interest. The words "Security Interest" mean, without limitation, any and all types of collateral security, present and future, whether in the form of a lien, charge, encumbrance, mortgage, deed of trust, security deed, assignment, pledge, crop pledge, chattel mortgage, collateral chattel mortgage, chattel trust, factor's lien, equipment trust, conditional sale, trust receipt, lien or title retention contract, lease or consignment intended as a security device, or any other security or lien interest whatsoever whether created by law, contract, or otherwise.

BORROWER ACKNOWLEDGES HAVING READ ALL THE PROVISIONS OF THIS BUSINESS LOAN AGREEMENT AND BORROWER AGREES TO ITS TERMS. THIS BUSINESS LOAN AGREEMENT IS DATED JUNE 30, 2020. BORROWER: '['LC, A TEXAS LIMITED LIABILITY COMPANY By: INVESTMENT GRO · LIMITED INVESTMENT GROUP LLC, A TEXAS LIMITE LIABILITY COMPANY LIABILITY COMPANY LENDER: HANMI BANK B¥. A:;RMVINCHENG ;M: an a=ge=rof GLOBAL=:WEL:L::===:;;; I I ! I I I I I1 ! I

LOAN COVENANTS AND CONDITIONS

Principal	Loan Date	Maturity	Loan No	Call / Coll	Account	Officer	Initials
$16,540,000.00	06-30-2020	06-30-2025	71148992				

References in the boxes above are for Lender's use only and do not limit the applicability of this document to any particular loan or item. Any item above containing "****" has been omitted due to text length limitations.

Borrower: GLOBAL WELLS INVESTMENT GROUP LLC, A TEXAS LIMITED LIABILITY COMPANY
6185 KIMBALL AVENUE
CHINO, CA 91708

Lender: HANMI BANK
CORPORATE BANKING CENTER I
933 S. VERMONT AVE., 2ND FLOOR
LOS ANGELES, CA 90006

This LOAN COVENANTS AND CONDITIONS is attached to and by this reference is made a part of the Business Loan Agreement, dated June 30, 2020, and executed in connection with a loan or other financial accommodations between HANMI BANK and GLOBAL WELLS INVESTMENT GROUP LLC, A TEXAS LIMITED LIABILITY COMPANY.

Financial Reporting Requirements:

1. Borrower shall provide to Lender a signed copy of annual CPA audited financial statements within 120 days after fiscal year end.

2. Borrower shall provide to Lender CPA reviewed interim financial statement within 90 days on semi-annual basis.

3. Borrower shall provide to Lender with signed copies of annual tax returns and K-1(s) (all extension copies to be obtained) within 30 days after filing.

4. Borrower shall cause Guarantor (LOLLICUP USA, INC.) to provide to Lender with signed copies of annual tax returns, or extension from year of 2019 within 30 days from due date.

5. Borrower shall cause Guarantor (LOLLICUP USA, INC.) to provide a signed copy of annual CPA audited financial statements within 120 days after fiscal year end. (Starting with 12/31/20 report)

6. Borrower shall cause Guarantor (LOLLICUP USA, INC.) to provide CPA reviewed interim financial statement within 90 days on semi-annual basis. (Starting with 6/30/20 report)

7. Borrower shall cause Guarantor (ALAN YU and MARVIN CHENG) to provide to Lender with signed copies of annual tax returns, or extension within 30 days from due date.

8. Borrower shall cause Guarantor (ALAN YU and MARVIN CHENG) to provide updated personal financial statements upon Lender's request.

Financial Covenants:

Borrower must maintain minimum Debt Service Coverage Ratio (defined as TTM Earning before Interest, taxes, depreciation and amortization of Lollicup USA, Inc. plus Rents paid to Borrower divided by sum of Current Portion of Long Term Debt and interest paid on corresponding period as TTD Earning before interest, taxes, depreciation and amortization considered of both Lollicup USA, Inc. and Global Wells Investment Group LLC's debt) of not less than 1.25 to 1.00 at all times, to be tested semi-annually.

THIS LOAN COVENANTS AND CONDITIONS IS EXECUTED ON JUNE 30, 2020.

BORROWER:

GLOBAL WELLS INVESTMENT GROUP LLC, A TEXAS LIMITED LIABILITY COMPANY

By: ______________________
ALAN YU, Manager of GLOBAL WELLS INVESTMENT GROUP LLC, A TEXAS LIMITED LIABILITY COMPANY

By: ______________________
MARVIN CHENG, Manager of GLOBAL WELLS INVESTMENT GROUP LLC, A TEXAS LIMITED LIABILITY COMPANY

LENDER:

HANMI BANK

By: ______________________
Authorized Signer

LaserPro, Ver. 20.1.10.070 Copr. Finastra USA Corporation 1997, 2020. All Rights Reserved. - NJ I:\HFS\CFI\LPL\C40.FC TR-34223 PR-Covenants

COMMERCIAL GUARANTY

Principal	Loan Date	Maturity	Loan No	Call / Coll	Account	Officer	Initials
$16,540,000.00	06-30-2020	06-30-2025	71148992				

References in the boxes above are for Lender's use only and do not limit the applicability of this document to any particular loan or item. Any item above containing "****" has been omitted due to text length limitations.

Borrower: GLOBAL WELLS INVESTMENT GROUP LLC, A TEXAS LIMITED LIABILITY COMPANY
6185 KIMBALL AVENUE
CHINO, CA 91708

Lender: HANMI BANK
CORPORATE BANKING CENTER I
933 S. VERMONT AVE., 2ND FLOOR
LOS ANGELES, CA 90006

Guarantor: LOLLICUP USA, INC., A CALIFORNIA CORPORATION
6185 KIMBALL AVENUE
CHINO, CA 91708

DEFINITIONS. The following capitalized words and terms shall have the following meanings when used in this Guaranty. Unless specifically stated to the contrary, all references to dollar amounts shall mean amounts in lawful money of the United States of America. Words and terms used in the singular shall include the plural, and the plural shall include the singular, as the context may require. Words and terms not otherwise defined in this Guaranty shall have the meanings attributed to such terms in the Uniform Commercial Code:

Borrower. The word "Borrower" means GLOBAL WELLS INVESTMENT GROUP LLC, A TEXAS LIMITED LIABILITY COMPANY and includes all co-signers and co-makers signing the Note and all their successors and assigns.

GAAP. The word "GAAP" means generally accepted accounting principles.

Guarantor. The word "Guarantor" means everyone signing this Guaranty, including without limitation LOLLICUP USA, INC., A CALIFORNIA CORPORATION, and in each case, any signer's successors and assigns.

Guaranty. The word "Guaranty" means this guaranty from Guarantor to Lender.

Indebtedness. The word "Indebtedness" means Borrower's indebtedness to Lender as more particularly described in this Guaranty.

Lender. The word "Lender" means HANMI BANK, its successors and assigns.

Note. The word "Note" means and includes without limitation all of Borrower's promissory notes and/or credit agreements evidencing Borrower's loan obligations in favor of Lender, together with all renewals of, extensions of, modifications of, refinancings of, consolidations of and substitutions for promissory notes or credit agreements.

Related Documents. The words "Related Documents" mean all promissory notes, credit agreements, loan agreements, environmental agreements, guaranties, security agreements, mortgages, deeds of trust, security deeds, collateral mortgages, and all other instruments, agreements and documents, whether now or hereafter existing, executed in connection with the Indebtedness.

GUARANTEE OF PAYMENT AND PERFORMANCE. For good and valuable consideration, Guarantor absolutely and unconditionally guarantees full and punctual payment and satisfaction of the Indebtedness of Borrower to Lender, and the performance and discharge of all Borrower's obligations under the Note and the Related Documents. This is a guaranty of payment and performance and not of collection, so Lender can enforce this Guaranty against Guarantor even when Lender has not exhausted Lender's remedies against anyone else obligated to pay the Indebtedness or against any collateral securing the Indebtedness, this Guaranty or any other guaranty of the Indebtedness. Guarantor will make any payments to Lender or its order, on demand, in legal tender of the United States of America, in same-day funds, without set-off or deduction or counterclaim, and will otherwise perform Borrower's obligations under the Note and Related Documents. Under this Guaranty, Guarantor's liability is unlimited and Guarantor's obligations are continuing.

INDEBTEDNESS. The word "Indebtedness" as used in this Guaranty means all of the principal amount outstanding from time to time and at any one or more times, accrued unpaid interest thereon and all collection costs and legal expenses related thereto permitted by law, attorneys' fees, arising from any and all debts, liabilities and obligations of every nature or form, now existing or hereafter arising or acquired, that Borrower individually or collectively or interchangeably with others, owes or will owe Lender. "Indebtedness" includes, without limitation, loans, advances, debts, overdraft indebtedness, credit card indebtedness, lease obligations, liabilities and obligations under any interest rate protection agreements or foreign currency exchange agreements or commodity price protection agreements, other obligations, and liabilities of Borrower, and any present or future judgments against Borrower, future advances, loans or transactions that renew, extend, modify, refinance, consolidate or substitute these debts, liabilities and obligations whether: voluntarily or involuntarily incurred; due or to become due by their terms or acceleration; absolute or contingent; liquidated or unliquidated; determined or undetermined; direct or indirect; primary or secondary in nature or arising from a guaranty or surety; secured or unsecured; joint or several or joint and several; evidenced by a negotiable or non-negotiable instrument or writing; originated by Lender or another or others; barred or unenforceable against Borrower for any reason whatsoever; for any transactions that may be voidable for any reason (such as infancy, insanity, ultra vires or otherwise); and originated then reduced or extinguished and then afterwards increased or reinstated.

If Lender presently holds one or more guaranties, or hereafter receives additional guaranties from Guarantor, Lender's rights under all guaranties shall be cumulative. This Guaranty shall not (unless specifically provided below to the contrary) affect or invalidate any such other guaranties. Guarantor's liability will be Guarantor's aggregate liability under the terms of this Guaranty and any such other unterminated guaranties.

CONTINUING GUARANTY. THIS IS A "CONTINUING GUARANTY" UNDER WHICH GUARANTOR AGREES TO GUARANTEE THE FULL AND PUNCTUAL PAYMENT, PERFORMANCE AND SATISFACTION OF THE INDEBTEDNESS OF BORROWER TO LENDER, NOW EXISTING OR HEREAFTER ARISING OR ACQUIRED, ON AN OPEN AND CONTINUING BASIS. ACCORDINGLY, ANY PAYMENTS MADE ON THE INDEBTEDNESS WILL NOT DISCHARGE OR DIMINISH GUARANTOR'S OBLIGATIONS AND LIABILITY UNDER THIS GUARANTY FOR ANY REMAINING AND SUCCEEDING INDEBTEDNESS EVEN WHEN ALL OR PART OF THE OUTSTANDING INDEBTEDNESS MAY BE A ZERO BALANCE FROM TIME TO TIME.

DURATION OF GUARANTY. This Guaranty will take effect when received by Lender without the necessity of any acceptance by Lender, or any notice to Guarantor or to Borrower, and will continue in full force until all the Indebtedness incurred or contracted before receipt by Lender of any notice of revocation shall have been fully and finally paid and satisfied and all of Guarantor's other obligations under this Guaranty shall have been performed in full. If Guarantor elects to revoke this Guaranty, Guarantor may only do so in writing. Guarantor's written notice of revocation must be mailed to Lender, by certified mail, at Lender's address listed above or such other place as Lender may designate in writing. Written revocation of this Guaranty will apply only to new Indebtedness created after actual receipt by Lender of Guarantor's written revocation. For this purpose and without limitation, the term "new Indebtedness" does not include the Indebtedness which at the time of notice of revocation is contingent, unliquidated, undetermined or not due and which later becomes absolute, liquidated, determined or due. For this purpose and without limitation, "new Indebtedness" does not include all or part of the Indebtedness that is: incurred by Borrower prior to

Loan No: 71148992 COMMERCIAL GUARANTY (Continued) Page 2

revocation; incurred under a commitment that became binding before revocation; any renewals, extensions, substitutions, and modifications of the Indebtedness. This Guaranty shall bind Guarantor's estate as to the Indebtedness created both before and after Guarantor's death or incapacity, regardless of Lender's actual notice of Guarantor's death. Subject to the foregoing, Guarantor's executor or administrator or other legal representative may terminate this Guaranty in the same manner in which Guarantor might have terminated it and with the same effect. Release of any other guarantor or termination of any other guaranty of the Indebtedness shall not affect the liability of Guarantor under this Guaranty. A revocation Lender receives from any one or more Guarantors shall not affect the liability of any remaining Guarantors under this Guaranty. **It is anticipated that fluctuations may occur in the aggregate amount of the Indebtedness covered by this Guaranty, and Guarantor specifically acknowledges and agrees that reductions in the amount of the Indebtedness, even to zero dollars ($0.00), shall not constitute a termination of this Guaranty. This Guaranty is binding upon Guarantor and Guarantor's heirs, successors and assigns so long as any of the Indebtedness remains unpaid and even though the Indebtedness may from time to time be zero dollars ($0.00).**

GUARANTOR'S AUTHORIZATION TO LENDER. Guarantor authorizes Lender, either before or after any revocation hereof, **without notice or demand and without lessening Guarantor's liability under this Guaranty, from time to time:** (A) prior to revocation as set forth above, to make one or more additional secured or unsecured loans to Borrower, to lease equipment or other goods to Borrower, or otherwise to extend additional credit to Borrower; (B) to alter, compromise, renew, extend, accelerate, or otherwise change one or more times the time for payment or other terms of the Indebtedness or any part of the Indebtedness, including increases and decreases of the rate of interest on the Indebtedness; extensions may be repeated and may be for longer than the original loan term; (C) to take and hold security for the payment of this Guaranty or the Indebtedness, and exchange, enforce, waive, subordinate, fail or decide not to perfect, and release any such security, with or without the substitution of new collateral; (D) to release, substitute, agree not to sue, or deal with any one or more of Borrower's sureties, endorsers, or other guarantors on any terms or in any manner Lender may choose; (E) to determine how, when and what application of payments and credits shall be made on the Indebtedness; (F) to apply such security and direct the order or manner of sale thereof, including without limitation, any nonjudicial sale permitted by the terms of the controlling security agreement or deed of trust, as Lender in its discretion may determine; (G) to sell, transfer, assign or grant participations in all or any part of the Indebtedness; and (H) to assign or transfer this Guaranty in whole or in part.

GUARANTOR'S REPRESENTATIONS AND WARRANTIES. Guarantor represents and warrants to Lender that (A) no representations or agreements of any kind have been made to Guarantor which would limit or qualify in any way the terms of this Guaranty; (B) this Guaranty is executed at Borrower's request and not at the request of Lender; (C) Guarantor has full power, right and authority to enter into this Guaranty; (D) the provisions of this Guaranty do not conflict with or result in a default under any agreement or other instrument binding upon Guarantor and do not result in a violation of any law, regulation, court decree or order applicable to Guarantor; (E) Guarantor has not and will not, without the prior written consent of Lender, sell, lease, assign, encumber, hypothecate, transfer, or otherwise dispose of all or substantially all of Guarantor's assets, or any interest therein; (F) upon Lender's request, Guarantor will provide to Lender financial and credit information in form acceptable to Lender, and all such financial information which currently has been, and all future financial information which will be provided to Lender is and will be true and correct in all material respects and fairly present Guarantor's financial condition as of the dates the financial information is provided; (G) no material adverse change has occurred in Guarantor's financial condition since the date of the most recent financial statements provided to Lender and no event has occurred which may materially adversely affect Guarantor's financial condition; (H) no litigation, claim, investigation, administrative proceeding or similar action (including those for unpaid taxes) against Guarantor is pending or threatened; (I) Lender has made no representation to Guarantor as to the creditworthiness of Borrower; and (J) Guarantor has established adequate means of obtaining from Borrower on a continuing basis information regarding Borrower's financial condition. Guarantor agrees to keep adequately informed from such means of any facts, events, or circumstances which might in any way affect Guarantor's risks under this Guaranty, and Guarantor further agrees that, absent a request for information, Lender shall have no obligation to disclose to Guarantor any information or documents acquired by Lender in the course of its relationship with Borrower.

GUARANTOR'S FINANCIAL STATEMENTS. Guarantor agrees to furnish Lender with the following:

Additional Requirements. 1. Guarantor to provide to Lender with signed copies of annual tax returns, or extension from year of 2019 within 30 days from due date.

2. Guarantor to provide a signed copy of annual CPA audited financial statements within 120 days after fiscal year end. (Starting with 12/31/20 report)

3. Guarantor to provide CPA reviewed interim financial statement within 90 days on semi-annual basis. (Starting with 6/30/20 report).

All financial reports required to be provided under this Guaranty shall be prepared in accordance with GAAP, applied on a consistent basis, and certified by Guarantor as being true and correct.

GUARANTOR'S WAIVERS. Except as prohibited by applicable law, Guarantor waives any right to require Lender (A) to continue lending money or to extend other credit to Borrower; (B) to make any presentment, protest, demand, or notice of any kind, including notice of any nonpayment of the Indebtedness or of any nonpayment related to any collateral, or notice of any action or nonaction on the part of Borrower, Lender, any surety, endorser, or other guarantor in connection with the Indebtedness or in connection with the creation of new or additional loans or obligations; (C) to resort for payment or to proceed directly or at once against any person, including Borrower or any other guarantor; (D) to proceed directly against or exhaust any collateral held by Lender from Borrower, any other guarantor, or any other person; (E) to give notice of the terms, time, and place of any public or private sale of personal property security held by Lender from Borrower or to comply with any other applicable provisions of the Uniform Commercial Code; (F) to pursue any other remedy within Lender's power; or (G) to commit any act or omission of any kind, or at any time, with respect to any matter whatsoever.

Guarantor also waives any and all rights or defenses based on suretyship or impairment of collateral including, but not limited to, any rights or defenses arising by reason of (A) any "one action" or "anti-deficiency" law or any other law which may prevent Lender from bringing any action, including a claim for deficiency, against Guarantor, before or after Lender's commencement or completion of any foreclosure action, either judicially or by exercise of a power of sale; (B) any election of remedies by Lender which destroys or otherwise adversely affects Guarantor's subrogation rights or Guarantor's rights to proceed against Borrower for reimbursement, including without limitation, any loss of rights Guarantor may suffer by reason of any law limiting, qualifying, or discharging the Indebtedness; (C) any disability or other defense of Borrower, of any other guarantor, or of any other person, or by reason of the cessation of Borrower's liability from any cause whatsoever, other than payment in full in legal tender, of the Indebtedness; (D) any right to claim discharge of the Indebtedness on the basis of unjustified impairment of any collateral for the Indebtedness; (E) any statute of limitations, if at any time any action or suit brought by Lender against Guarantor is commenced, there is outstanding Indebtedness which is not barred by any applicable statute of limitations; or (F) any defenses given to guarantors at law or in equity other than actual payment and performance of the Indebtedness. If payment is made by Borrower, whether voluntarily or otherwise, or by any third party, on the Indebtedness and thereafter Lender is forced to remit the amount of that payment to Borrower's trustee in bankruptcy or to any similar person under any federal or state bankruptcy law or law for the relief of debtors, the Indebtedness shall be considered unpaid for the purpose of the enforcement of this Guaranty.

Guarantor further waives and agrees not to assert or claim at any time any deductions to the amount guaranteed under this Guaranty for any claim of setoff, counterclaim, counter demand, recoupment or similar right, whether such claim, demand or right may be asserted by the

Borrower, the Guarantor, or both. GUARANTOR'S UNDERSTANDING WITH RESPECT TO WAIVERS. Guarantor warrants and agrees that each of the waivers set forth above is made with Guarantor's full knowledge of its significance and consequences and that, under the circumstances, the waivers are reasonable and not contrary to public policy or law. If any such waiver is determined to be contrary to any applicable law or public policy, such waiver shall be effective only to the ex tent permitted by law or public policy. SUBORDINATION OF BORROWER'S DEBTS TO GUARANTOR. Guarantor agrees that the Indebtedness, whether now existing or hereafter created, shall be superior to any claim that Guarantor may now have or hereafter acquire against Borrower, whether or not Borrower becomes insolvent. Guarantor hereby expressly subordinates any claim Guarantor may have against Borrower, upon any account whatsoever, to any claim that Lender may now or hereafter have against Borrower. In the event of insolvency and consequent liquidation of the assets of Borrower, through bankruptcy, by an assignment for the benefit of creditors, by voluntary liquidation, or otherwise, the assets of Borrower appilcable to the payment of the claims of both Lender and Guarantor shall be paid to Lender and shall be first applied by Lender to the Indebtedness. Guarantor does hereby assign to Lender all claims which it may have or acquire against Borrower or against any assignee or trustee in bankruptcy of Borrower; provided however, that such assignment shall be effective only for the purpose of assuring to Lender full payment in legal tender of the Indebtedness. If Lender so requests. any notes or credit agreements now or hereafter evidencing any debts or obligations of Borrower to Guarantor shall be marked with a legend that the same are subject to this Guarant y and shall be delivered to Lender. Guarantor agrees, and L ender is her eby authorized, in the name of Guarantor, from time to time to file financing statements anc;l continuation statements and to execute documents and to take such other actions as Lender deems necessary or appropriate to perfect, preserve and enforce its rights under this Guaranty. MISCELLANEOUS PROVISIONS. The following miscellaneous provisions are a part of this Guaranty: Amendments. This Guaranty, together with any Related Documents, constitutes the entire understanding and agreement of the parties as to the matters set forth In this Guaranty. No alteration of or amendment to this Guaranty shall be e ffective unless given in writing and signed by the party or parties sought to be charged or bound by the alteration or amendment. Attorneys' Fees; Expenses. Guarantor agrees to pay upon demand all of Lender's costs and expenses, including Lender's attorneys' fees and Lender's legal expenses, incurred in connection with the enforcement of this Guaranty. Lender may hire or pay someone else to help enforce this Guaranty, and Guarantor shall pay the costs and expenses of such enforcement. Costs and expenses include Lender's attorneys' fees and legal expenses whether or not there is a lawsuit, including attorneys' fees and legal expenses for bankruptcy proceedings (including efforts to modify or vacate any automatic stay or injunction), appeals, and any anticipated post-judgment collection services. Guarantor also shall pay all court costs and such additional fees as may be directed by the court. Caption Headings. Caption headings in this Guaranty are for convenience purposes only and are not to be used to interpret or define the provisions of this Guaranty. Governing Law. This Guaranty will be governed by federal law applicable to Lender and, to the extent not preempted by federal law, the laws of the State of New Jersey without regard to its conflicts of law provisions. Choice of Venue. If there is a lawsuit, Guarantor agrees upon Lender's request to submit to the jurisdiction of the courts of SOMERSET County, State of New Jer sey. Integration. Guarantor further agrees that Guarantor llas read and fully understands the terms of this Guaranty; Guarantor has had the opportunity to be advised by Guarantor's attorney with respect to this Guaranty; the Guaranty fully reflects Guarantor's intentions and parol evidence is not required to interpret the terms of this Guaranty. Guarantor hereby indemnifies and holds Lender harmless from all losses, claims, damages. and costs (including Lender's attorneys' fees) suffered or incurred by lender as a result of any breach by Guarantor of the warranties, representations and agreements of this paragraph. Interpretation. In all cases where there is more than one Borrower or Guarantor, then all words used in this Guaranty in the singular shall be deemed to have been used in the plural where the context and construction so require; and where there is more than one Borrower named in this Guaranty or when this Guaranty is executed by more than one Guarantor, the words "Borrower" and "Guarantor" respectively shall mean all and any one or more of them. The words "Guarantor," "Borrower," and "Lender" include the heirs, successors, assigns, and transferees of each of them. If a court finds that any provision of this Guaranty is not valid or should not be enforced, that fact by itself will not mean that the rest of this Guaranty will not be valid or enforced. Therefor e, a court will enforce the rest of the provisions of this Guaranty even if a provision of this Guaranty may be found to be invalid or unenforceable. If any one or more of Borrower or Guarantor are corporations, partnerships, limited liability companies, or similar entities, it is not necessary for Lender to inquire into the powers of Borrower or Guarantor or of the officers, directors, partners, managers, or other agents acting or purporting to act on their behalf, and any indebtedness made or created in reliance upon the professed exercise of such powers shall be guaranteed under this Guaranty. Notices. Any notice required to be given under this Guaranty shall be given in writing, and, except for revocation notices by Guarantor, shall be effective w hen actually delivered, when actually received by telefacsimile (unless otherwise required by law). when deposited with a nationally recognized overnight courier, or, if mailed, when deposited in the United States mail, as firs t class, certified or registered mail postage prepaid. directed to the addresses shown near the beginning of this Guaranty. All revocation notices by Guarantor shall be in writing and shall be e ffective upon delivery to Lender as provided in the section of this Guaranty entitled "DURATION OF GUARANTY." Any party may change its address for notices under this Guaranty by giving formal written notice to the other parties, specifying that the purpose of the notice is to change the party's address. For notice purposes, Guarantor agrees to keep Lender informed at all times of Guarantor's current address. Unless otherwise provided or required by law, if there is more than one Guarantor, any notice given by Lender to any Guarantor is deemed to be notci e given to all Guarantors. No Waiver by Lender. Lender shall not be deemed to have waived any rights under this Guaranty unless such waiver is given in writing and signed by Lender. No delay or omission on the part of Lender in exercising any right shall operate as a waiver of such right or any other right. A waiver by Lender of a provision of this Guaranty shall not prejudice or constitute a waiver of Lender's right otherwise to demand strict compliance with that provision or any other provision of this Guaranty. No prior waiver by Lender, nor any course of dealing between Lender and Guarantor, shall constitute a waiver of any of Lender's rights or of any of Guarantor's obligations as to any future transactions. Whenever the consent of Lender is required under this Guaranty, the granting of such consent by Lender in any instance shall not constitute continuing consent to subsequent instances where such consent is required and in all cases such consent may be granted or withheld in the sole discretion of Lender. Successors and Assigns. Subject to any limitations stated in this Guaranty on transfer of Guarantor's interest, this Guaranty shall be binding upon and inure to the benefit of the parties, their successors and assigns. Waive Jury. Lender and Guarantor hereby waive the right to any jury trial In any action, proceeding, or counterclaim brought by either Lender or Guarantor against the other.

Loan No: 71148992 {Continued) Page 4 EACH UNDERSIGNED GUARANTOR ACKNOWLEDGES HAVING READ ALL THE PROVISIONS OF THIS GUARANTY AND AGREES TO ITS TERMS. IN ADDITION, EACH GUARANTOR UNDERSTANDS THAT THIS GUARANTY IS EFFECTIVE UPON GUARANTOR'S EXECUTION AND DELIVERY OF THIS GUARANTY TO LENDER AND THAT THE GUARANTY WILL CONTINUE UNTIL TERMINATED IN THE MANNER SET FORTH IN THE SECTION TITLED "DURATION OF GUARANTY". NO FORMAL ACCEPTANCE BY LENDER IS NECESSARY TO MAKE THIS GUARANTY EFFECTIVE. THIS GUARANTY IS DATED JUNE 30, 2020. GUARANTOR: .: .. s'"': INC., A CALIFORNIA CORPORATION

.Principal .Loant>ate.. MCiturity . :$t6; 40,(i6o.o() ... o6,.302o2o--06 30-2025 Loan No . i1148992 •..··· '::S<lliJ coli .• References in the boxes above are for Lender's use only and do not limi t the applicability of this document to any particular loan or item. Any item above containing "***" has been omitled due to text length limitations. Borrower : GLOBAL WELLS INVESTMENT GROUP LLC, A TEXAS LIMITED LIABILITY COMPANY 6185 KIMBALL AVENUE CHINO, CA 91708 Lender: HANMI BANK CORPORATE BANKING CENTER I 933 S. VERMONT AVE., 2ND FLOOR LOS ANGELES, CA 90006 Guarantor: ALAN YU 19579 REDTAIL COURT WALNUT, CA 91789 DEFINITIONS. The following capitalized words and terms shall have the following meanings when used in this Guaranty. Unless specifically stated to the contrary, all references to dollar amounts shall mean amounts in lawful money of the United Slates of America. Words and terms used in the singular shall include the plural, and the plural shall include the singular, as the contex t may require. Words and terms not otherwise defined in this Guaranty shall have the meanings attributed to such terms in the Uniform Commercial Code: Borrower. The word "Borrower" means GLOBAL WELLS INVESTMENT GROUP LLC. A TEXAS LIMITED LIABILITY COMPANY and includes all co-signers and co-makers signing lhe Note and all their successors and assigns. GAAP. The word "GAAP" means generally accepted accounting principles. Guarantor. The word "Guarantor" means everyone signing lhis Guaranty, including without limitation ALAN YU, and in each case, any signer's successors and assigns. Guaranty. The word "Guaranty" means this guaranty from Guarantor to Lender. Indebtedness. The word "Indebtedness" means Borrower's indebtedness to Lender as more particularly described in this Guaranty. Lender. The word "Lender" means HANivU BANK. its successors and assigns_ Note. The word "Note" means and includes without limitation all of Borrower's promissory notes and/or credit agreements evidencing Borrower's loan obligations in favor of Lender. together with all renewals of. extensions of. modificatoi ns of, refinancings of, consolidations of and substitutions lor promissory notes or credit agreements. Related Documents. The words "Related Documents" mean all promissory notes, credit agreements, loan agreements. environmental agreements, guaranties, security agreements. mortgages. deeds of trust, security deeds, collateral mortgages, and all other instruments, agreements and documents, whether now or hereafter existing, executed in connection with the Indebtedness. GUARANTEE OF PAYMENT AND PERFORMANCE. For good and valuable consideration, Guarantor absolutely and unconditionally guarantees full and punctual payment and satisfaction of the Indebtedness or Borrower to Lender, and the performance and discharge of all Borrower's obligations under the Note and the Related Documents_ This is a guaranty of payment and performance and not of collectoi n, so Lender can enforce this Guaranty against Guarantor even when Lender has not exhausted Lender's remedies against anyone else obligated to pay the Indebtedness or against any collateral securing the Indebtedness, this Guaranty or any other guaranty of the Indebtedness. Guarantor will make any payments to Lender or its order, on demand, in legal tender of the United States of America, in same-day funds, without set-off or deduction or counterclaim. and will otherwise perform Borrower's obligations under the Note and Related Documents_ Under this Guaranty, Guaranlor's liability is unlimited and Guarantor's obligations are continuing_ INDEBTEDNESS. The word "Indebtedness" as used in this Guaranty means all of the principal amount outstanding from time to time and at any one or rnore times, accrued unpaid interest thereon and all collectoi n costs and legal expenses related thereto permitted by law, attorneys' fees. arising from any and all debts. liabililies and obligations of every na ture or form. now existing or hereafter arising or acquired. that Borrower individually or collectively or interchangeably with others. owes or will owe Lender. "Indebtedness" includes, without limitation, loans. advances. debts, overdraft indebtedness, credit card indebtedness. lease obligations, liabilities and obligations under any interest rate protection agreements or foreign currency exchange agreements or commodity price protection agreements, other obligations, and liabilities or Borrower, and any present or future judgments against Borrower, future advances, loans or transactions that renew, extend, modify, refinance, consolidate or substitute these debts, liabilities and obligations whether: voluntarily or involuntarily incurred; due or to become due by their terms or acceleration; absolute or contingent; liquidated or unliquidated; determined or undetermined; direct or indirect; primary or secondary in nature or arising from a guaranty or sur ety; secured or unsecured; joint or several or joint and several; evidenced by a negotiable or non-negotiable instrumenl or writing; originated by Lender or another or others; barred or unenforceable against Borrower for any reason whatsoever; for any transactions that may be voidable for any reason (such as infancy, insanity, ultra vires or otherwise); and originated then reduced or ex tinguished and then afterwards increased or reinstaled_ If Lender presently holds one or more guaranties, or hereafter receives additional guaranties from Guarantor.Lender's rights under all guaranties shall be cumulative. This Guaranty shall not (unless specifically provided below to the contrary) affect or invalidate any such other guaranties. Guarantor's liability will be Guarantor's aggregate liability under the terms of this Guaranty and any such other unterminated guaranties. CONTINUING GUARANTY. THIS IS A "CONTINUING GUARANTY" UNDER WHICH GUARANTOR AGREES TO GUARANTEE THE FULL AND PUNCTUAL PAYMENT, PERFORMANCE AND SATISFACTION OF THE INDEBTEDNESS OF BORROWER TO LENDER, NOW EXISTING OR HEREAFTER ARISING DR ACQUIRED, ON AN OPEN AND CONTINUING BASIS. ACCORDINGLY, ANY PAYMENTS MADE ON THE INDEBTEDNESS WILL NOT DISCHARGE OR DIMINISH GUARANTOR'S OBLIGATIONS AND LIABILITY UNDER THIS GUARANTY FOR ANY REMAINING AND SUCCEEDNI G INDEBTEDNESS EVEN WHEN ALL OR PART OF THE OUTSTANDING INDEBTEDNESS MAY BE A ZERO BALANCE FROM TIME TO TIME. DURATION OF GUARANTY. This Guaranty will lake effect wt1en received by Lender without the necessity of any acceptance by Lender. or any notice to Guarantor or to Borrower, and will continue in full force until all the Indebtedness incurred or contracted before receipt by Lender of any nolice of revocation shall have been fully and finally paid and satisfied and all of Guarantor's other obligations under this Guaranty shall have been pertormed in fulL If Guarantor elects to revoke this Guarant y, Guarantor may only do so in writing. Guarantor's written notice or revocation must be mailed to Lender, by certified mail, at Lender's address listed above or such other place as Lender may designate in writing. Written revocation of this Guaranty will apply only to new Indebtedness created after actual receipt by Lender of Guarantor's written revocation. For this purpose and without limitation, the term "new Indebtedness" does not include the Indebtedness which at the time of notice of revocation is contingent. unliquidated, undetermined or not due and which later becomes absolute. liquidated, determined or dlle.For this purpose and without limitation, "new Indebtedness" does not include all or part of the Indebtedness that is: incurred by Borrower prior to revocation; incurred under a commilrnent that became binding before revocation; any renewals. ex tensions, substitutions, and modifications of the Indebtedness. This Guaranty shall bind Guarantor's estate as to the Indebtedness created both before and after Guarantor's death or incapacity, regardless of Lender's actual notice of Guarantor's death. Subject to the foregoing, Guarantor's executor or administrator or other legal representative may terminate this Guaranty in the same manner in which Guarantor might have terminated it and with the same effect. Release of any other guarantor or termination of any other guaranty of the Indebtedness shall not affect the liabilit y of Guarantor under this Guaranty. A revocation Lender receives from any one or more Guarantors shall not affect the liability of any remaining Guarantors under this Guaranty. It is anticipated that fluctuations may occur In the aggregate amount of the Indebtedness covered by this Guaranty, and Guarantor specifically acknowledges and agrees that reductions in the amount of the Indebtedness, even to zero dollars ($0.00), shall not constitute a termination of this Guaranty. This Guaranty is binding upon Guarantor and Guarantor's heirs, successors and assigns so long as any of the Indebtedness remains unpaid and even though the Indebtedness may from time to time be zero dollars ($0.00). GUARANTOR'S AUTHORIZATION TO LENDER. Guarantor authorizes Lender, either before or after any revocation hereof, without notice or demand and without lessening Guarantor's liability under this Guaranty, from time to time: (A) prior to revocation as set forth above, to make one or more additional secured or unsecured loans to Borrower, to lease equipment or other goods to Borrower, or otherwise to extend additional credit to Borrower: (8) to alter. compromise, renew, extend, accelerate, or otherwise change one or more times the time tor payment or other terms of the Indebtedness or any part of the Indebtedness, including increases and decreases of the rate of interest on the Indebtedness; ex tensions may be repeated and may be for longer than the original loan term; (C) to take and hold security for the payment of this Guaranty or the Indebtedness. and exchange. enforce, waive. subordinate. fail or decide not to perfect, and release any such security, with or without the substitution of new collateral: (0) to release, substitute, agree not to sue. or deal with any one or more of Borrower's sureties, endorsers. or other guetrantors on any terms or in any manner Lender may choose: (E) to determine how, when and what application of payments and credits shall be made on the Indebtedness: (F) to apply such security and direct the order or manner of sale thereof, including without limitation. any nonjudicial sale permit.ted by the terms of the controlling security agreement or deed of trust, as Lender in its discretion may determine; (G) to sell. tra nsfer, assign or grant participations in all or any part of the Indebtedness: and (H) to assign or transfer this Guaranty in whole or in part. GUARANTOR'S REPRESENTATIONS AND WARRANTIES. Guarantor represents and warrants to Lender that (A) no representations or agreements of any kind have been made to Guarantor which would limit or qualify in any way the terms of this Guaranty; (B) this Guaranty is executed at Borrower's request and not at the request of Lender, (C) Guarantor has full power. right and authorit y to enter into this Guaranty: (D ) the provisions of this Guaranty do not conflict with or result in a default under any agreement or other instrument binding upon Guarantor and do not result in a violation of any law, regulation, court decree or order applicable to Guarantor: (E) Guarantor has not and will not. without the prior written consent of Lender, sell, lease, assign, encumber, hypothecate, transfer, or otherwise dispose of all or substantially all of Guarantor's assets. or any interest therein; (F) upon Lender's request, Guarantor will provide to Lender financial and credit information in form acceptable to Lender, and all such financial information which currently has been, and all future financial information which will be provided to Lender is and will be true and correct in all material respects and fairly present Guarantor's financial condition as of the dates the financial information is provided; (G) no material adverse change has occurred in Guarantor's financial condition since the date of the most recent financial statements provided to Lender and no event has occurred which may materially adversely affect Guarantor's financial condition; (H) no litigation. claim, investigation, administrative proceeding or similar action (including those for unpaid taxes) against Guarantor is pending or threatened; (I) Lender has made no representation to Guarantor as to the creditworthiness of Borrower; and (J) Guarantor has established adequate means of obtaining from Borrower on a continuing basis information regarding Borrower's financial condition. Guarantor agrees to k eep adequately informed from such means of any facts, events, or circumstances which might in any way affect Guarantor's risks under this Guaranty, and Guarantor further agrees that. absent a request for information, Lender shall have no obligation to disclose to Guarantor any information or documents acquired by Lender in the course of its relationship with Borrower. GUARANTOR'S FINANCIAL STATEMENTS. Guarantor agrees to furnish Lender with the following: Additional Requirements. 1. Guarantor to provide to Lender with signed copies of annual tax returns, or extension within 30 days from due date. 2. Guarantor to provide updated personal financial statements upon Lender's request. All financial reports required to be provided under this Guaranty shalt be prepared in accordance with GAAP. applied on a consistent basis. and certified by Guarantor as being true and correct. GUARANTOR'S WAIVERS. Except as prohibited by applicable law. Guarantor waives any right to require Lender (A) to continue lending money or to extend other credit to Borrower: (B) to make any presentment, protest. demand. or notice of any kind, including notice of any nonpayment of the Indebtedness or of any nonpayment related to any collateral, or notice of any action or nonaction on the part or Borrower, Lender, any surety. endorser, or other guarantor in connection with the Indebtedness or in connection with the creation of new or additional loans or obligations; (C) to resort for payment or to proceed directly or at once against any person, including Borrower or any other guarantor; (D) to proceed directly against or exhaust any collateral held by Lender from Borrower, any other guarantor, or any other person; (E) to give notice of the terms, time, and place of any public or private sale of personal property security held by Lender from Borrower or to comply with any other applicable provisions of the Uniform Commercial Code: (F) to pursue any other remedy within Lender's power; or (G) to commit any act or omission or any kind, or at any time, with respect to any matter whatsoever. Guarantor also waives any and all rights or defenses based on suretyship or impairment of collateral including, but not limited to, any rights or defenses arising by reason of (A) any "one action" or "anti-de ficiency" law or any other law which may prevent Lender from bringing any action, including a claim for deficiency, against Guarantor, before or after Lender's commencement or completion or any foreclosure action, either judicially or by exercise of a power of sale; (B) any election of remedies by Lender which destroys or otherwise adversely affects Guarantor's subrogation rights or Guarantor's rights to proceed against Borrower for reimbur sement, including without limitation. any loss of rights Guarantor may suffer by reason of any taw limiting, qualifying, or discharging the Indebtedness; (C) any disability or other defense of Borrower. of any other guarantor, or of any other person. or by reason of the cessation of Borrower's liability from any cause whatsoever, other I Guarantor is commenced, there is outstanding Indebtedness which is not barred by any applicable statute of limitations; or (F) any defenses I I ! GUARANTOR'S UNDERSTANDING WITH RESPECT TO WAIVERS. Guarantor warrants and agrees that each of the waivers set forth above is made with Guarantor's full knowledge of its significance and consequences and that, under the circumstances, the waivers are reasonable and

COMMERCIAL GUARANTY
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Loan No: 71148992 Page 3

not contrary to public policy or law. If any such waiver is determined to be contrary to any applicable law or public policy, such waiver shall be effective only to the extent permitted by law or public policy.

SUBORDINATION OF BORROWER'S DEBTS TO GUARANTOR. Guarantor agrees that the Indebtedness, whether now existing or hereafter created, shall be superior to any claim that Guarantor may now have or hereafter acquire against Borrower, whether or not Borrower becomes insolvent. Guarantor hereby expressly subordinates any claim Guarantor may have against Borrower, upon any account whatsoever, to any claim that Lender may now or hereafter have against Borrower. In the event of insolvency and consequent liquidation of the assets of Borrower, through bankruptcy, by an assignment for the benefit of creditors, by voluntary liquidation, or otherwise, the assets of Borrower applicable to the payment of the claims of both Lender and Guarantor shall be paid to Lender and shall be first applied by Lender to the Indebtedness. Guarantor does hereby assign to Lender all claims which it may have or acquire against Borrower or against any assignee or trustee in bankruptcy of Borrower; provided however, that such assignment shall be effective only for the purpose of assuring to Lender full payment in legal tender of the Indebtedness. If Lender so requests, any notes or credit agreements now or hereafter evidencing any debts or obligations of Borrower to Guarantor shall be marked with a legend that the same are subject to this Guaranty and shall be delivered to Lender. Guarantor agrees, and Lender is hereby authorized, in the name of Guarantor, from time to time to file financing statements and continuation statements and to execute documents and to take such other actions as Lender deems necessary or appropriate to perfect, preserve and enforce its rights under this Guaranty.

MISCELLANEOUS PROVISIONS. The following miscellaneous provisions are a part of this Guaranty:

Amendments. This Guaranty, together with any Related Documents, constitutes the entire understanding and agreement of the parties as to the matters set forth in this Guaranty. No alteration of or amendment to this Guaranty shall be effective unless given in writing and signed by the party or parties sought to be charged or bound by the alteration or amendment.

Attorneys' Fees; Expenses. Guarantor agrees to pay upon demand all of Lender's costs and expenses, including Lender's attorneys' fees and Lender's legal expenses, incurred in connection with the enforcement of this Guaranty. Lender may hire or pay someone else to help enforce this Guaranty, and Guarantor shall pay the costs and expenses of such enforcement. Costs and expenses include Lender's attorneys' fees and legal expenses whether or not there is a lawsuit, including attorneys' fees and legal expenses for bankruptcy proceedings (including efforts to modify or vacate any automatic stay or injunction), appeals, and any anticipated post-judgment collection services. Guarantor also shall pay all court costs and such additional fees as may be directed by the court.

Caption Headings. Caption headings in this Guaranty are for convenience purposes only and are not to be used to interpret or define the provisions of this Guaranty.

Governing Law. This Guaranty will be governed by federal law applicable to Lender and, to the extent not preempted by federal law, the laws of the State of New Jersey without regard to its conflicts of law provisions.

Choice of Venue. If there is a lawsuit, Guarantor agrees upon Lender's request to submit to the jurisdiction of the courts of SOMERSET County, State of New Jersey.

Integration. Guarantor further agrees that Guarantor has read and fully understands the terms of this Guaranty; Guarantor has had the opportunity to be advised by Guarantor's attorney with respect to this Guaranty; the Guaranty fully reflects Guarantor's intentions and parol evidence is not required to interpret the terms of this Guaranty. Guarantor hereby indemnifies and holds Lender harmless from all losses, claims, damages, and costs (including Lender's attorneys' fees) suffered or incurred by Lender as a result of any breach by Guarantor of the warranties, representations and agreements of this paragraph.

Interpretation. In all cases where there is more than one Borrower or Guarantor, then all words used in this Guaranty in the singular shall be deemed to have been used in the plural where the context and construction so require; and where there is more than one Borrower named in this Guaranty or when this Guaranty is executed by more than one Guarantor, the words "Borrower" and "Guarantor" respectively shall mean all and any one or more of them. The words "Guarantor," "Borrower," and "Lender" include the heirs, successors, assigns, and transferees of each of them. If a court finds that any provision of this Guaranty is not valid or should not be enforced, that fact by itself will not mean that the rest of this Guaranty will not be valid or enforced. Therefore, a court will enforce the rest of the provisions of this Guaranty even if a provision of this Guaranty may be found to be invalid or unenforceable. If any one or more of Borrower or Guarantor are corporations, partnerships, limited liability companies, or similar entities, it is not necessary for Lender to inquire into the powers of Borrower or Guarantor or of the officers, directors, partners, managers, or other agents acting or purporting to act on their behalf, and any indebtedness made or created in reliance upon the professed exercise of such powers shall be guaranteed under this Guaranty.

Notices. Any notice required to be given under this Guaranty shall be given in writing, and, except for revocation notices by Guarantor, shall be effective when actually delivered, when actually received by telefacsimile (unless otherwise required by law), when deposited with a nationally recognized overnight courier, or, if mailed, when deposited in the United States mail, as first class, certified or registered mail postage prepaid, directed to the addresses shown near the beginning of this Guaranty. All revocation notices by Guarantor shall be in writing and shall be effective upon delivery to Lender as provided in the section of this Guaranty entitled "DURATION OF GUARANTY." Any party may change its address for notices under this Guaranty by giving formal written notice to the other parties, specifying that the purpose of the notice is to change the party's address. For notice purposes, Guarantor agrees to keep Lender informed at all times of Guarantor's current address. Unless otherwise provided or required by law, if there is more than one Guarantor, any notice given by Lender to any Guarantor is deemed to be notice given to all Guarantors.

No Waiver by Lender. Lender shall not be deemed to have waived any rights under this Guaranty unless such waiver is given in writing and signed by Lender. No delay or omission on the part of Lender in exercising any right shall operate as a waiver of such right or any other right. A waiver by Lender of a provision of this Guaranty shall not prejudice or constitute a waiver of Lender's right otherwise to demand strict compliance with that provision or any other provision of this Guaranty. No prior waiver by Lender, nor any course of dealing between Lender and Guarantor, shall constitute a waiver of any of Lender's rights or of any of Guarantor's obligations as to any future transactions. Whenever the consent of Lender is required under this Guaranty, the granting of such consent by Lender in any instance shall not constitute continuing consent to subsequent instances where such consent is required and in all cases such consent may be granted or withheld in the sole discretion of Lender.

Successors and Assigns. Subject to any limitations stated in this Guaranty on transfer of Guarantor's interest, this Guaranty shall be binding upon and inure to the benefit of the parties, their successors and assigns.

Waive Jury. Lender and Guarantor hereby waive the right to any jury trial in any action, proceeding, or counterclaim brought by either Lender or Guarantor against the other.

EACH UNDERSIGNED GUARANTOR ACKNOWLEDGES HAVING READ ALL THE PROVISIONS OF THIS GUARANTY AND AGREES TO ITS TERMS. IN ADDITION, EACH GUARANTOR UNDERSTANDS THAT THIS GUARANTY IS EFFECTIVE UPON GUARANTOR'S EXECUTION AND DELIVERY OF THIS GUARANTY TO LENDER AND THAT THE GUARANTY WILL CONTINUE UNTIL TERMINATED IN THE MANNER SET FORTH IN THE SECTION TITLED "DURATION OF GUARANTY". NO FORMAL ACCEPTANCE BY LENDER IS NECESSARY TO MAKE THIS GUARANTY EFFECTIVE. THIS GUARANTY IS DATED JUNE 30, 2020. GUARANTOR: X A L"A.,NYU.---.. ·L·-._+------------------

COMMERCIAL GUARANTY

Principal	Loan Date	Maturity	Loan No	Call / Coll	Account	Officer	Initials
$16,540,000.00	06-30-2020	06-30-2025	71148992				

References in the boxes above are for Lender's use only and do not limit the applicability of this document to any particular loan or item. Any item above containing "****" has been omitted due to text length limitations.

Borrower: GLOBAL WELLS INVESTMENT GROUP LLC, A TEXAS LIMITED LIABILITY COMPANY
6185 KIMBALL AVENUE
CHINO, CA 91708

Lender: HANMI BANK
CORPORATE BANKING CENTER I
933 S. VERMONT AVE., 2ND FLOOR
LOS ANGELES, CA 90006

Guarantor: MARVIN CHENG
14329 LYONNAIS STREET
CORONA, CA 92880

DEFINITIONS. The following capitalized words and terms shall have the following meanings when used in this Guaranty. Unless specifically stated to the contrary, all references to dollar amounts shall mean amounts in lawful money of the United States of America. Words and terms used in the singular shall include the plural, and the plural shall include the singular, as the context may require. Words and terms not otherwise defined in this Guaranty shall have the meanings attributed to such terms in the Uniform Commercial Code:

Borrower. The word "Borrower" means GLOBAL WELLS INVESTMENT GROUP LLC, A TEXAS LIMITED LIABILITY COMPANY and includes all co-signers and co-makers signing the Note and all their successors and assigns.

GAAP. The word "GAAP" means generally accepted accounting principles.

Guarantor. The word "Guarantor" means everyone signing this Guaranty, including without limitation MARVIN CHENG, and in each case, any signer's successors and assigns.

Guaranty. The word "Guaranty" means this guaranty from Guarantor to Lender.

Indebtedness. The word "Indebtedness" means Borrower's indebtedness to Lender as more particularly described in this Guaranty.

Lender. The word "Lender" means HANMI BANK, its successors and assigns.

Note. The word "Note" means and includes without limitation all of Borrower's promissory notes and/or credit agreements evidencing Borrower's loan obligations in favor of Lender, together with all renewals of, extensions of, modifications of, refinancings of, consolidations of and substitutions for promissory notes or credit agreements.

Related Documents. The words "Related Documents" mean all promissory notes, credit agreements, loan agreements, environmental agreements, guaranties, security agreements, mortgages, deeds of trust, security deeds, collateral mortgages, and all other instruments, agreements and documents, whether now or hereafter existing, executed in connection with the Indebtedness.

GUARANTEE OF PAYMENT AND PERFORMANCE. For good and valuable consideration, Guarantor absolutely and unconditionally guarantees full and punctual payment and satisfaction of the Indebtedness of Borrower to Lender, and the performance and discharge of all Borrower's obligations under the Note and the Related Documents. This is a guaranty of payment and performance and not of collection, so Lender can enforce this Guaranty against Guarantor even when Lender has not exhausted Lender's remedies against anyone else obligated to pay the Indebtedness or against any collateral securing the Indebtedness, this Guaranty or any other guaranty of the Indebtedness. Guarantor will make any payments to Lender or its order, on demand, in legal tender of the United States of America, in same-day funds, without set-off or deduction or counterclaim, and will otherwise perform Borrower's obligations under the Note and Related Documents. Under this Guaranty, Guarantor's liability is unlimited and Guarantor's obligations are continuing.

INDEBTEDNESS. The word "Indebtedness" as used in this Guaranty means all of the principal amount outstanding from time to time and at any one or more times, accrued unpaid interest thereon and all collection costs and legal expenses related thereto permitted by law, attorneys' fees, arising from any and all debts, liabilities and obligations of every nature or form, now existing or hereafter arising or acquired, that Borrower individually or collectively or interchangeably with others, owes or will owe Lender. "Indebtedness" includes, without limitation, loans, advances, debts, overdraft indebtedness, credit card indebtedness, lease obligations, liabilities and obligations under any interest rate protection agreements or foreign currency exchange agreements or commodity price protection agreements, other obligations, and liabilities of Borrower, and any present or future judgments against Borrower, future advances, loans or transactions that renew, extend, modify, refinance, consolidate or substitute these debts, liabilities and obligations whether: voluntarily or involuntarily incurred; due or to become due by their terms or acceleration; absolute or contingent; liquidated or unliquidated; determined or undetermined; direct or indirect; primary or secondary in nature or arising from a guaranty or surety; secured or unsecured; joint or several or joint and several; evidenced by a negotiable or non-negotiable instrument or writing; originated by Lender or another or others; barred or unenforceable against Borrower for any reason whatsoever; for any transactions that may be voidable for any reason (such as infancy, insanity, ultra vires or otherwise); and originated then reduced or extinguished and then afterwards increased or reinstated.

If Lender presently holds one or more guaranties, or hereafter receives additional guaranties from Guarantor, Lender's rights under all guaranties shall be cumulative. This Guaranty shall not (unless specifically provided below to the contrary) affect or invalidate any such other guaranties. Guarantor's liability will be Guarantor's aggregate liability under the terms of this Guaranty and any such other unterminated guaranties.

CONTINUING GUARANTY. THIS IS A "CONTINUING GUARANTY" UNDER WHICH GUARANTOR AGREES TO GUARANTEE THE FULL AND PUNCTUAL PAYMENT, PERFORMANCE AND SATISFACTION OF THE INDEBTEDNESS OF BORROWER TO LENDER, NOW EXISTING OR HEREAFTER ARISING OR ACQUIRED, ON AN OPEN AND CONTINUING BASIS. ACCORDINGLY, ANY PAYMENTS MADE ON THE INDEBTEDNESS WILL NOT DISCHARGE OR DIMINISH GUARANTOR'S OBLIGATIONS AND LIABILITY UNDER THIS GUARANTY FOR ANY REMAINING AND SUCCEEDING INDEBTEDNESS EVEN WHEN ALL OR PART OF THE OUTSTANDING INDEBTEDNESS MAY BE A ZERO BALANCE FROM TIME TO TIME.

DURATION OF GUARANTY. This Guaranty will take effect when received by Lender without the necessity of any acceptance by Lender, or any notice to Guarantor or to Borrower, and will continue in full force until all the Indebtedness incurred or contracted before receipt by Lender of any notice of revocation shall have been fully and finally paid and satisfied and all of Guarantor's other obligations under this Guaranty shall have been performed in full. If Guarantor elects to revoke this Guaranty, Guarantor may only do so in writing. Guarantor's written notice of revocation must be mailed to Lender, by certified mail, at Lender's address listed above or such other place as Lender may designate in writing. Written revocation of this Guaranty will apply only to new Indebtedness created after actual receipt by Lender of Guarantor's written revocation. For this purpose and without limitation, the term "new Indebtedness" does not include the Indebtedness which at the time of notice of revocation is contingent, unliquidated, undetermined or not due and which later becomes absolute, liquidated, determined or due. For this purpose and without limitation, "new Indebtedness" does not include all or part of the Indebtedness that is: incurred by Borrower prior to revocation; incurred under a commitment that became binding before revocation; any renewals, extensions, substitutions, and modifications of the Indebtedness. This Guaranty shall bind Guarantor's estate as to the Indebtedness created both before and after Guarantor's death or incapacity, regardless of Lender's actual notice of Guarantor's death. Subject to the foregoing, Guarantor's executor or administrator or other legal representative may terminate this Guaranty in the same manner in which Guarantor might have terminated it and with the same effect. Release of any other guarantor or termination of any other guaranty of the Indebtedness shall not affect the liability of Guarantor under this Guaranty. A revocation Lender receives from any one or more Guarantors shall not affect the liability of any remaining Guarantors under this Guaranty. It is anticipated that fluctuations may occur in the aggregate amount of the Indebtedness covered by this Guaranty, and Guarantor specifically acknowledges and agrees that reductions In the amount of the Indebtedness, even to zero dollars ($0.00), shall not constitute a termination of this Guaranty. This Guaranty is binding upon Guarantor and Guarantor's heirs, successors and assigns so long as any of the Indebtedness remains unpaid and even though the Indebtedness may from time to time be zero dollars ($0.00). GUARANTOR'S AUTHORIZA TION TO LENDER. Guarantor authorizes Lender. either before or after any revocation hereof, without notice or demand and without lessening Guarantor's liability under this Guaranty, from time to time: (A) prior to revocation as sel forth above, to make one or more additional secured or unsecured loans to Borrower, to lease equipment or other goods to Borrower, or otherwise to extend additional credit to Borrower: (B) to alter, compromise, renew, extend, accelerate, or otherwise change one or more times the time for payment or other terms of the Indebtedness or any part or the Indebtedness, including increases and decreases of the rate of interest on the Indebtedness; extensions may be repeated and may belor longer than the original loan term; (C) to take and hold security for the payment of thsi GLiarant y or the Indebtedness, and exchange, enforce, waive, subordinate, fail or decide not to perfect, and release any such security, with or without the substitution of new collateral; (D) to release, substitute, agree not to sue, or deal with any one or more of Borrower's sureties, endorsers, or other guarantors on any terms or in any manner Lender may choose; (E) to determine how, when and what application of payments and credits shall be made on the Indebtedness; (F) to apply such security and direct the order or manner of sale thereof, including without limitation, any nonjudicial sale permitted by the terms of the controlling security agreement or deed of trust, as lender in its discretion may determine; (G) to sell, transfer, assign or grant participations in all or any part of the Indebtedness; and (H) to assign or transfer this Guaranty in whole or in part. GUARANTOR'S REPRESENTATIONS AND WARRANTIES. Guarantor represents and warrants to Lender that (A) no representations or agreements of any kind have been made to Guarantor which would limit or qualify in any way the terms or this Guaranty; (B) this Guaranty is executed at Borrower's request and not at the request of Lender; (C) Guarantor has full power. right and authority to enter into this Guaranty; (D) t he provisions of this Guaranty do not conflict with or r esult in a default under any agreement or other instrument binding upon Guarantor and do not result in a violation of any law, regulation, court decree or order applicable to Guarantor; (E) Guarantor has not and will not, without the prior written consent of Lender, sell, lease, assign, encumber, hypothecate, transfer, or otherwise dispose of all or substantially all of Guarantor's assets, or any interest therein; (F) upon Lender's request. Guarantor will provide to Lender financial and credit information in form acceptable to Lender. and all such financial information which currently has been. and all future financial information which will be provided to Lencter is and will be true and correct in all material respects and fairly present Guarantor's financial condition as of the dates the financial information is providect; (G) no material adverse change has occurred in Guarantor's financial condition since the date of the most recent financial statements provided to lender anct no event has occurred which may materially adversely affect Guarantor's financial condition; (H) no litigation. claim, investigation, administrative proceeding or similar action (including those for unpaid taxes) against Guarantor is pending or threatened; (I) Lender has made no representation to Guarantor as to the creditworthiness of Borrower; and (J) Guarantor has established adequate means of obtaining from Borrower on a continuing basis information regarding Borrower's financial condition. Guarantor agrees to keep adequately informed from such means of any facts, events, or circumstances which might in any way affect Guarantor's risks under this Guarant y, and Guarantor further agrees tha t, absent a request for information, Lender shall have no obligation to disclose to Guarantor any information or documents acquired by Lender in the course of its relationship with Borrower. GUARANTOR'S FINANCIAL STATEMENTS. Guarantor agrees to furnish Lender with the following: Additional Requirements. 1. Guarantor to provide to lender with signed copies of annual tax returns, or ex tension within 30 days from due date. 2. Guarantor to provide updated personal financial statements upon Lender's request. All financial reports required to be provided under this Guaranty shall be prepared in accordance with GAAP, applied on a consistent basis, and certified by Guarantor as being true and correct. I I I I I " I I Indebtedness shall be considered unpaid for the purpose of the enforcement of this Guaranty. Guarantor further waives and agrees not to assert or clami at any time any deductions to the amount guaranteed under this Guaranty for any claim of setoff. counterclaim, counter demand. recoupment or similar right, whether such claim. demand or right may be asserted by the Borrower. the Guarantor, or both. GUARANTOR'S UNDERSTANDING WITH RESPECT TO WAIVERS. Guarantor warrants and agrees that each of the waivers set forth above is made with Guarantor's full knowledge of its significance and consequences and that, under lhe circumstances, the waivers are reasonable and

Loan No: 71148992
COMMERCIAL GUARANTY
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Page 3

not contrary to public policy or law. If any such waiver is determined to be contrary to any applicable law or public policy, such waiver shall be effective only to the extent permitted by law or public policy.

SUBORDINATION OF BORROWER'S DEBTS TO GUARANTOR. Guarantor agrees that the Indebtedness, whether now existing or hereafter created, shall be superior to any claim that Guarantor may now have or hereafter acquire against Borrower, whether or not Borrower becomes insolvent. Guarantor hereby expressly subordinates any claim Guarantor may have against Borrower, upon any account whatsoever, to any claim that Lender may now or hereafter have against Borrower. In the event of insolvency and consequent liquidation of the assets of Borrower, through bankruptcy, by an assignment for the benefit of creditors, by voluntary liquidation, or otherwise, the assets of Borrower applicable to the payment of the claims of both Lender and Guarantor shall be paid to Lender and shall be first applied by Lender to the Indebtedness. Guarantor does hereby assign to Lender all claims which it may have or acquire against Borrower or against any assignee or trustee in bankruptcy of Borrower; provided however, that such assignment shall be effective only for the purpose of assuring to Lender full payment in legal tender of the Indebtedness. If Lender so requests, any notes or credit agreements now or hereafter evidencing any debts or obligations of Borrower to Guarantor shall be marked with a legend that the same are subject to this Guaranty and shall be delivered to Lender. Guarantor agrees, and Lender is hereby authorized, in the name of Guarantor, from time to time to file financing statements and continuation statements and to execute documents and to take such other actions as Lender deems necessary or appropriate to perfect, preserve and enforce its rights under this Guaranty.

MISCELLANEOUS PROVISIONS. The following miscellaneous provisions are a part of this Guaranty:

Amendments. This Guaranty, together with any Related Documents, constitutes the entire understanding and agreement of the parties as to the matters set forth in this Guaranty. No alteration of or amendment to this Guaranty shall be effective unless given in writing and signed by the party or parties sought to be charged or bound by the alteration or amendment.

Attorneys' Fees; Expenses. Guarantor agrees to pay upon demand all of Lender's costs and expenses, including Lender's attorneys' fees and Lender's legal expenses, incurred in connection with the enforcement of this Guaranty. Lender may hire or pay someone else to help enforce this Guaranty, and Guarantor shall pay the costs and expenses of such enforcement. Costs and expenses include Lender's attorneys' fees and legal expenses whether or not there is a lawsuit, including attorneys' fees and legal expenses for bankruptcy proceedings (including efforts to modify or vacate any automatic stay or injunction), appeals, and any anticipated post-judgment collection services. Guarantor also shall pay all court costs and such additional fees as may be directed by the court.

Caption Headings. Caption headings in this Guaranty are for convenience purposes only and are not to be used to interpret or define the provisions of this Guaranty.

Governing Law. This Guaranty will be governed by federal law applicable to Lender and, to the extent not preempted by federal law, the laws of the State of New Jersey without regard to its conflicts of law provisions.

Choice of Venue. If there is a lawsuit, Guarantor agrees upon Lender's request to submit to the jurisdiction of the courts of SOMERSET County, State of New Jersey.

Integration. Guarantor further agrees that Guarantor has read and fully understands the terms of this Guaranty; Guarantor has had the opportunity to be advised by Guarantor's attorney with respect to this Guaranty; the Guaranty fully reflects Guarantor's intentions and parol evidence is not required to interpret the terms of this Guaranty. Guarantor hereby indemnifies and holds Lender harmless from all losses, claims, damages, and costs (including Lender's attorneys' fees) suffered or incurred by Lender as a result of any breach by Guarantor of the warranties, representations and agreements of this paragraph.

Interpretation. In all cases where there is more than one Borrower or Guarantor, then all words used in this Guaranty in the singular shall be deemed to have been used in the plural where the context and construction so require; and where there is more than one Borrower named in this Guaranty or when this Guaranty is executed by more than one Guarantor, the words "Borrower" and "Guarantor" respectively shall mean all and any one or more of them. The words "Guarantor," "Borrower," and "Lender" include the heirs, successors, assigns, and transferees of each of them. If a court finds that any provision of this Guaranty is not valid or should not be enforced, that fact by itself will not mean that the rest of this Guaranty will not be valid or enforced. Therefore, a court will enforce the rest of the provisions of this Guaranty even if a provision of this Guaranty may be found to be invalid or unenforceable. If any one or more of Borrower or Guarantor are corporations, partnerships, limited liability companies, or similar entities, it is not necessary for Lender to inquire into the powers of Borrower or Guarantor or of the officers, directors, partners, managers, or other agents acting or purporting to act on their behalf, and any indebtedness made or created in reliance upon the professed exercise of such powers shall be guaranteed under this Guaranty.

Notices. Any notice required to be given under this Guaranty shall be given in writing, and, except for revocation notices by Guarantor, shall be effective when actually delivered, when actually received by telefacsimile (unless otherwise required by law), when deposited with a nationally recognized overnight courier, or, if mailed, when deposited in the United States mail, as first class, certified or registered mail postage prepaid, directed to the addresses shown near the beginning of this Guaranty. All revocation notices by Guarantor shall be in writing and shall be effective upon delivery to Lender as provided in the section of this Guaranty entitled "DURATION OF GUARANTY." Any party may change its address for notices under this Guaranty by giving formal written notice to the other parties, specifying that the purpose of the notice is to change the party's address. For notice purposes, Guarantor agrees to keep Lender informed at all times of Guarantor's current address. Unless otherwise provided or required by law, if there is more than one Guarantor, any notice given by Lender to any Guarantor is deemed to be notice given to all Guarantors.

No Waiver by Lender. Lender shall not be deemed to have waived any rights under this Guaranty unless such waiver is given in writing and signed by Lender. No delay or omission on the part of Lender in exercising any right shall operate as a waiver of such right or any other right. A waiver by Lender of a provision of this Guaranty shall not prejudice or constitute a waiver of Lender's right otherwise to demand strict compliance with that provision or any other provision of this Guaranty. No prior waiver by Lender, nor any course of dealing between Lender and Guarantor, shall constitute a waiver of any of Lender's rights or of any of Guarantor's obligations as to any future transactions. Whenever the consent of Lender is required under this Guaranty, the granting of such consent by Lender in any instance shall not constitute continuing consent to subsequent instances where such consent is required and in all cases such consent may be granted or withheld in the sole discretion of Lender.

Successors and Assigns. Subject to any limitations stated in this Guaranty on transfer of Guarantor's interest, this Guaranty shall be binding upon and inure to the benefit of the parties, their successors and assigns.

Waive Jury. Lender and Guarantor hereby waive the right to any jury trial in any action, proceeding, or counterclaim brought by either Lender or Guarantor against the other.

EACH UNDERSIGNED GUARANTOR ACKNOWLEDGES HAVING READ ALL THE PROVISIONS OF THIS GUARANTY AND AGREES TO ITS TERMS. IN ADDITION, EACH GUARANTOR UNDERSTANDS THAT THIS GUARANTY IS EFFECTIVE UPON GUARANTOR'S EXECUTION AND DELIVERY OF THIS GUARANTY TO LENDER AND THAT THE GUARANTY WILL CONTINUE UNTIL TERMINATED IN THE MANNER SET FORTH IN THE SECTION TITLED "DURATION OF GUARANTY". NO FORMAL ACCEPTANCE BY LENDER IS NECESSARY TO MAKE THIS GUARANTY EFFECTIVE. THIS GUARANTY IS DATED JUNE 30, 2020. x------ - -7-MARVIN CHENG I I

AGREEMENT TO PROVIDE INSURANCE

Principal	Loan Date	Maturity	Loan No	Call / Coll	Account	Officer	Initials
$16,540,000.00	06-30-2020	06-30-2025	71148992				

References in the boxes above are for Lender's use only and do not limit the applicability of this document to any particular loan or item. Any item above containing "***" has been omitted due to text length limitations.

Grantor: GLOBAL WELLS INVESTMENT GROUP LLC, A TEXAS LIMITED LIABILITY COMPANY
6185 KIMBALL AVENUE
CHINO, CA 91708

Lender: HANMI BANK
CORPORATE BANKING CENTER I
933 S. VERMONT AVE., 2ND FLOOR
LOS ANGELES, CA 90006

INSURANCE REQUIREMENTS. Grantor, GLOBAL WELLS INVESTMENT GROUP LLC, A TEXAS LIMITED LIABILITY COMPANY ("Grantor"), understands that insurance coverage is required in connection with the extending of a loan or the providing of other financial accommodations to Grantor by Lender. These requirements are set forth in the security documents for the loan. The following minimum insurance coverages must be provided on the following described collateral (the "Collateral"):

Collateral: **140 MEISTER AVENUE, BRANCHBURG, NJ 08876.**
Type: Fire and extended coverage.
Amount: Full Insurable Value.
Basis: Replacement value.
Endorsements: THIS POLICY MUST CONTAIN A MORTGAGEE CLAUSE (OR SUBSTANTIAL EQUIVALENT) IN FAVOR OF LENDER. THIS CLAUSE MUST PROVIDE THAT ANY ACT OR NEGLECT OF THE MORTGAGOR OR OWNER OF THE INSURED PROPERTY WILL NOT INVALIDATE THE INTEREST OF LENDER.; and further stipulating that coverage will not be cancelled or diminished without a minimum of 10 days prior written notice to Lender, and without disclaimer of the insurer's liability for failure to give such notice.
Comments: Borrower shall provide to Lender certificate of insurance evidencing general liability coverage in such form and detail acceptable to Lender with Lender as Additional Insured in the minimum amount of $1,000,000.00.

The Insurance Company should be a licensed insurance carrier with a national rating of "A-" or better.
Latest Delivery Date: By the loan closing date.

Collateral: **All Inventory, Equipment and Fixtures.**
Type: All risks, including fire, theft and liability.
Amount: Full Insurable Value.
Basis: Replacement value.
Endorsements: THIS POLICY MUST CONTAIN A LENDER'S LOSS PAYABLE CLAUSE IN FAVOR OF LENDER. THIS CLAUSE MUST PROVIDE THAT ANY ACT/ NEGLECT OF THE DEBTOR OR THE OWNER OF INSURED PROPERTY WILL NOT INVALIDATE THE INTEREST OF LENDER.; and further stipulating that coverage will not be cancelled or diminished without a minimum of 10 days prior written notice to Lender.
Comments: Borrower shall provide to Lender certificate of insurance evidencing general liability coverage in such form and detail acceptable to Lender with Lender as Additional Insured in the minimum amount of $1,000,000.00.

The Insurance Company should be a licensed insurance carrier with a national rating of "A-" or better.
Latest Delivery Date: By the loan closing date.

INSURANCE COMPANY. Grantor may obtain insurance from any insurance company Grantor may choose that is reasonably acceptable to Lender. Grantor understands that credit may not be denied solely because insurance was not purchased through Lender.

FLOOD INSURANCE. Flood Insurance for the Collateral securing this loan is described as follows:

Real Estate at 140 MEISTER AVENUE, BRANCHBURG, NJ 08876.
The Collateral securing this loan is not currently located in an area identified as having special flood hazards. Therefore, no special flood hazard insurance is necessary at this time. Should the Collateral at any time be deemed to be located in an area designated by the Administrator of the Federal Emergency Management Agency as a special flood hazard area, Grantor agrees to obtain and maintain flood insurance, if available, within 45 days after notice is given by Lender that the Collateral is located in a special flood hazard area, for the full unpaid principal balance of the loan and any prior liens on the property securing the loan, up to the maximum policy limits set under the National Flood Insurance Program, or as otherwise required by Lender, and to maintain such insurance for the term of the loan. Flood insurance may be purchased under the National Flood Insurance Program, from private insurers providing "private flood insurance" as defined by applicable federal flood insurance statutes and regulations, or from another flood insurance provider that is both acceptable to Lender in its sole discretion and permitted by applicable federal flood insurance statutes and regulations.

FAILURE TO PROVIDE INSURANCE. Grantor agrees to deliver to Lender, on the latest delivery date stated above, proof of the required insurance as provided above, with an effective date of June 30, 2020, or earlier. Grantor acknowledges and agrees that if Grantor fails to provide any required insurance or fails to continue such insurance in force, Lender may do so at Grantor's expense as provided in the applicable security document. The cost of any such insurance, at the option of Lender, shall be added to the indebtedness as provided in the security document. GRANTOR ACKNOWLEDGES THAT IF LENDER SO PURCHASES ANY SUCH INSURANCE, THE INSURANCE WILL PROVIDE LIMITED PROTECTION AGAINST PHYSICAL DAMAGE TO THE COLLATERAL, UP TO AN AMOUNT EQUAL TO THE LESSER OF (1) THE UNPAID BALANCE OF THE DEBT, EXCLUDING ANY UNEARNED FINANCE CHARGES, OR (2) THE VALUE OF THE COLLATERAL; HOWEVER, GRANTOR'S EQUITY IN THE COLLATERAL MAY NOT BE INSURED. IN ADDITION, THE INSURANCE MAY NOT PROVIDE ANY PUBLIC LIABILITY OR PROPERTY DAMAGE INDEMNIFICATION AND MAY NOT MEET THE REQUIREMENTS OF ANY FINANCIAL RESPONSIBILITY LAWS.

If such insurance purchased by Lender is procured at a rate or charge not fixed or approved by the State Board of Insurance, Grantor will be so notified, and Grantor may at any time cause the cancellation of collateral protection insurance by providing proper evidence to Lender that Grantor has obtained insurance as required by the security document.

Texas Creditor-Placed Insurance Notice: Grantor is required to keep the Collateral insured against damage in the amount specified by Lender. Grantor will purchase the insurance from an insurer that is authorized to do business in Texas or an eligible surplus lines insurer. Lender shall be named as the person to be paid under such policy in the event of loss. If required by Lender, Grantor must deliver a copy of the policy and proof of the payment of premiums to Lender. If Grantor fails to meet any of these requirements, Lender may, but does not have to, obtain collateral protection insurance on Grantor's behalf at Grantor's expense.

AUTHORIZATION. For purposes of insurance coverage on the Collateral, Grantor authorizes Lender to provide to any person (including any insurance agent or company) all information Lender deems appropriate, whether regarding the Collateral, the loan or other financial

Loan No: 71148992

AGREEMENT TO PROVIDE INSURANCE
(Continued)

Page 2

accommodations, or both.

GRANTOR ACKNOWLEDGES HAVING READ ALL THE PROVISIONS OF THIS AGREEMENT TO PROVIDE INSURANCE AND AGREES TO ITS TERMS. THIS AGREEMENT IS DATED JUNE 30, 2020.

GRANTOR:

GLOBAL WELLS INVESTMENT GROUP LLC, A TEXAS LIMITED LIABILITY COMPANY

By: ____________________
ALAN YU, Manager of GLOBAL WELLS INVESTMENT GROUP LLC, A TEXAS LIMITED LIABILITY COMPANY

By: ____________________
MARVIN CHENG, Manager of GLOBAL WELLS INVESTMENT GROUP LLC, A TEXAS LIMITED LIABILITY COMPANY

FOR LENDER USE ONLY
INSURANCE VERIFICATION

DATE: ____________________ PHONE ____________________

AGENT'S NAME: ____________________
AGENCY: ____________________
ADDRESS: ____________________
INSURANCE COMPANY: ____________________
POLICY NUMBER: ____________________
EFFECTIVE DATES: ____________________
COMMENTS: ____________________

FOR LENDER USE ONLY
INSURANCE VERIFICATION

DATE: ____________________ PHONE ____________________

AGENT'S NAME: ____________________
AGENCY: ____________________
ADDRESS: ____________________
INSURANCE COMPANY: ____________________
POLICY NUMBER: ____________________
EFFECTIVE DATES: ____________________
COMMENTS: ____________________

LaserPro, Ver. 20.1.10.070 Copr. Finastra USA Corporation 1997, 2020. All Rights Reserved. - NJ 1WADTE\CFI\LPL\W49.FC TR-34223 PR-Commerci

AGREEMENT TO PROVIDE INSURANCE

Principal	Loan Date	Maturity	Loan No	Call / Coll	Account	Officer	Initials
$16,540,000.00	06-30-2020	06-30-2025	71148992				

References in the boxes above are for Lender's use only and do not limit the applicability of this document to any particular loan or item. Any item above containing "****" has been omitted due to text length limitations.

Borrower: GLOBAL WELLS INVESTMENT GROUP LLC, A TEXAS LIMITED LIABILITY COMPANY
6185 KIMBALL AVENUE
CHINO, CA 91708

Lender: HANMI BANK
CORPORATE BANKING CENTER I
933 S. VERMONT AVE., 2ND FLOOR
LOS ANGELES, CA 90006

Grantor: LOLLICUP USA, INC., A CALIFORNIA CORPORATION
6185 KIMBALL AVENUE
CHINO, CA 91708

INSURANCE REQUIREMENTS. Grantor, LOLLICUP USA, INC., A CALIFORNIA CORPORATION ("Grantor"), understands that insurance coverage is required in connection with the extending of a loan or the providing of other financial accommodations to GLOBAL WELLS INVESTMENT GROUP LLC, A TEXAS LIMITED LIABILITY COMPANY ("Borrower") by Lender. These requirements are set forth in the security documents for the loan. The following minimum insurance coverages must be provided on the following described collateral (the "Collateral"):

Collateral: **All Inventory, Equipment and Fixtures.**
Type: All risks, including fire, theft and liability.
Amount: Full Insurable Value.
Basis: Replacement value.
Endorsements: THIS POLICY MUST CONTAIN A LENDER'S LOSS PAYABLE CLAUSE IN FAVOR OF LENDER. THIS CLAUSE MUST PROVIDE THAT ANY ACT/ NEGLECT OF THE DEBTOR OR THE OWNER OF INSURED PROPERTY WILL NOT INVALIDATE THE INTEREST OF LENDER.; and further stipulating that coverage will not be cancelled or diminished without a minimum of 10 days prior written notice to Lender.
Comments: Borrower shall provide to Lender certificate of insurance evidencing general liability coverage in such form and detail acceptable to Lender with Lender as Additional Insured in the minimum amount of $1,000,000.00.

The Insurance Company should be a licensed insurance carrier with a national rating of "A-" or better.
Latest Delivery Date: By the loan closing date.

INSURANCE COMPANY. Grantor may obtain insurance from any insurance company Grantor may choose that is reasonably acceptable to Lender. Grantor understands that credit may not be denied solely because insurance was not purchased through Lender.

FAILURE TO PROVIDE INSURANCE. Grantor agrees to deliver to Lender, on the latest delivery date stated above, proof of the required insurance as provided above, with an effective date of June 30, 2020, or earlier. Borrower and Grantor acknowledge and agree that if Grantor fails to provide any required insurance or fails to continue such insurance in force, Lender may do so at Borrower's expense as provided in the applicable security document. The cost of any such insurance, at the option of Lender, shall be added to the indebtedness as provided in the security document. GRANTOR ACKNOWLEDGES THAT IF LENDER SO PURCHASES ANY SUCH INSURANCE, THE INSURANCE WILL PROVIDE LIMITED PROTECTION AGAINST PHYSICAL DAMAGE TO THE COLLATERAL, UP TO AN AMOUNT EQUAL TO THE LESSER OF (1) THE UNPAID BALANCE OF THE DEBT, EXCLUDING ANY UNEARNED FINANCE CHARGES, OR (2) THE VALUE OF THE COLLATERAL; HOWEVER, GRANTOR'S EQUITY IN THE COLLATERAL MAY NOT BE INSURED. IN ADDITION, THE INSURANCE MAY NOT PROVIDE ANY PUBLIC LIABILITY OR PROPERTY DAMAGE INDEMNIFICATION AND MAY NOT MEET THE REQUIREMENTS OF ANY FINANCIAL RESPONSIBILITY LAWS.

If such insurance purchased by Lender is procured at a rate or charge not fixed or approved by the State Board of Insurance, Grantor will be so notified, and Grantor may at any time cause the cancellation of collateral protection insurance by providing proper evidence to Lender that Grantor has obtained insurance as required by the security document.

Texas Creditor-Placed Insurance Notice: Grantor is required to keep the Collateral insured against damage in the amount specified by Lender. Grantor will purchase the insurance from an insurer that is authorized to do business in Texas or an eligible surplus lines insurer. Lender shall be named as the person to be paid under such policy in the event of loss. If required by Lender, Grantor must deliver a copy of the policy and proof of the payment of premiums to Lender. If Grantor fails to meet any of these requirements, Lender may, but does not have to, obtain collateral protection insurance on Grantor's behalf at Grantor's expense.

AUTHORIZATION. For purposes of insurance coverage on the Collateral, Grantor authorizes Lender to provide to any person (including any insurance agent or company) all information Lender deems appropriate, whether regarding the Collateral, the loan or other financial accommodations, or both.

BORROWER AND GRANTOR ACKNOWLEDGE HAVING READ ALL THE PROVISIONS OF THIS AGREEMENT TO PROVIDE INSURANCE AND AGREE TO ITS TERMS. THIS AGREEMENT IS DATED JUNE 30, 2020.

GRANTOR:

LOLLICUP USA, INC., A CALIFORNIA CORPORATION

By: ______________________
ALAN YU, President of LOLLICUP USA, INC., A CALIFORNIA CORPORATION

By: ______________________
MARVIN CHENG, Secretary of LOLLICUP USA, INC., A CALIFORNIA CORPORATION

Loan No: 71148992 AGREEMENT TO PROVIDE INSURANCE (Continued) Page 2 BORROWER: _> _x.;:.::::,..:.._!;.-=:.·---=· ; =============:::;z_z Authorized Signer1--· c;? DATE: ------------------FOR LENDER USE ONLY INSURANCE VERIFICATION PHONE AGENT'S NAME: AGENCY: --------------------------------- ADDRESS: INSURANCE COMPANY: POLICY NUMBER: EFFECTIVE OATES: ----------------------------· -------------COMMENTS: f ! I ! !

DISBURSEMENT REQUEST AND AUTHORIZATION

Principal	Loan Date	Maturity	Loan No	Call / Coll	Account	Officer	Initials
$16,540,000.00	06-30-2020	06-30-2025	71148992				

References in the boxes above are for Lender's use only and do not limit the applicability of this document to any particular loan or item. Any item above containing "****" has been omitted due to text length limitations.

Borrower: GLOBAL WELLS INVESTMENT GROUP LLC, A TEXAS LIMITED LIABILITY COMPANY
6185 KIMBALL AVENUE
CHINO, CA 91708

Lender: HANMI BANK
CORPORATE BANKING CENTER I
933 S. VERMONT AVE., 2ND FLOOR
LOS ANGELES, CA 90006

LOAN TYPE. This is a Fixed Rate (4.500%) Nondisclosable Loan to a Limited Liability Company for $16,540,000.00 due on June 30, 2025.

PRIMARY PURPOSE OF LOAN. The primary purpose of this loan is for:

☐ Personal, Family or Household Purposes.

☐ Personal Investment.

☐ Acquire Equipment for Business or Commercial Purposes.

☒ Business, Agricultural and All Other.

SPECIFIC PURPOSE. The specific purpose of this loan is: to accommodate financing for the borrower's purchasing a warehouse.

FLOOD INSURANCE. As reflected on Flood Map No. 34035C0127E dated 09-28-2007, for the community of TOWNSHIP OF BRANCHBURG, some of the property that will secure the loan is not located in an area that has been identified by the Administrator of the Federal Emergency Management Agency as an area having special flood hazards. Therefore, although flood insurance may be available for the property, no special flood hazard insurance protecting property not located in an area having special flood hazards is required by law for this loan at this time.

DISBURSEMENT INSTRUCTIONS. Borrower understands that no loan proceeds will be disbursed until all of Lender's conditions for making the loan have been satisfied. Please disburse the loan proceeds of $16,540,000.00 as follows:

Amount paid to others on Borrower's behalf:	$16,540,000.00
$16,540,000.00 to SURETY TITLE COMPANY, LLC	
Note Principal:	$16,540,000.00

CHARGES PAID IN CASH. Borrower has paid or will pay in cash as agreed the following charges:

Prepaid Finance Charges Paid in Cash:	$41,350.00
$41,350.00 Loan Fee	
Other Charges Paid in Cash:	$13,616.00
$1,000.00 Documentation Fee	
$105.00 Tax Monitoring Fee	
$60.00 Credit Report Fee	
$15.00 Flood Determination & Monitoring Fee	
$4,750.00 Appraisal Fee	
$25.00 Wire Fee	
$1,850.00 Phase I Report Fee	
$81.00 Corporate Search Fee	
$150.00 UCC Debtor Name Search Fee	
$50.00 UCC-1 Filing Fee	
$30.00 UCC Post Search Fee	
$12,500.00 Legal Fee	
$-7,000.00 Good Faith Deposit paid by Borrower	
Total Charges Paid in Cash:	$54,966.00

NOTICE FOR DISBURSEMENT. The loan disbursement amount paid to Borrower and/or others on Borrower's behalf can be changed depending on the loan disbursement date without a separate consent from Borrower. Fees and charges are estimated as of the anticipated closing date of this transaction. Borrower understands these charges may vary from the actual costs.

FINANCIAL CONDITION. BY SIGNING THIS AUTHORIZATION, BORROWER REPRESENTS AND WARRANTS TO LENDER THAT THE INFORMATION PROVIDED ABOVE IS TRUE AND CORRECT AND THAT THERE HAS BEEN NO MATERIAL ADVERSE CHANGE IN BORROWER'S FINANCIAL CONDITION AS DISCLOSED IN BORROWER'S MOST RECENT FINANCIAL STATEMENT TO LENDER. THIS AUTHORIZATION IS DATED JUNE 30, 2020.

Loan No: 71148992 DISBURSEMENT REQUEST AND AUTHORIZATION (Continued) Page 2 BORROWER: GLOBAL WELLS IREJOP,LLC, A TEXAS LIMITED LIABILITY COMPANY By ==-:::::::--,='" . ----7-- MARVI CHENG, Manager of INVESTMENT GROUP LLC, A LIABILITY COMPANY l.lloUIIPro.Vt:r. 21), 1,10.070 Copr f ln,.utnUSA. COI'po atOO 1!il07. 2 Ll20. All Righb Re O!'NIIrl. ·IIJ t.VlOTE\CFIIlP\.\120 FC TR-M22l PR·C<lmr11t'Ci